PROSPECTUS                                                         MAY 1, 2000

DISCOVERY PREMIER
       ---------------
    GROUP RETIREMENT ANNUITY

This prospectus describes the Prudential DISCOVERY PREMIER(SM) Group Variable Annuity Contracts* (the "Contracts"). The Contracts are group variable annuity contracts sold by The Prudential Insurance Company of America to retirement plans qualifying for federal tax benefits under sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986 as amended (the "Code") and to defined contribution annuity plans qualifying for federal tax benefits under Section 403(c) of the Code. In this Prospectus, The Prudential Insurance Company of America may be referred to as either "Prudential" or as "we" or "us". We may refer to a participant under a retirement plan as "you."

As a plan participant, you can allocate contributions made on your behalf in a number of ways. You can allocate contributions to one or more of the 35 Subaccounts. Each Subaccount invests in one of the following portfolios of The Prudential Series Fund, Inc. (the "Prudential Series Fund") or other listed portfolios (collectively, the "Funds"):

                        THE PRUDENTIAL SERIES FUND, INC.

Money Market Portfolio                        Flexible Managed Portfolio         Equity Portfolio
Diversified Bond Portfolio                    High Yield Bond Portfolio          Prudential Jennison Portfolio
Government Income Portfolio                   Stock Index Portfolio              Global Portfolio
Conservative Balanced Portfolio               Equity Income Portfolio            20/20 Focus Portfolio
Small Capitalization Stock Portfolio
---------------------------------------------------------------------------------------------------------------

            AIM VARIABLE INSURANCE FUNDS, INC.                             ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
AIM V.I. Government Securities Fund    AIM V.I. Value Fund                 Premier Growth Portfolio    Quasar Portfolio
            AIM V.I. International Equity Fund                                     Growth and Income Portfolio

        AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.                              DAVIS VARIABLE ACCOUNT FUND, INC.
                    VP Income & Growth                                                Davis Value Portfolio

      DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.                          FRANKLIN TEMPLETON VARIABLE INSURANCE
         Dreyfus Socially Responsible Growth Fund                                         PRODUCTS TRUST
                                                               Franklin Small Cap Fund     Templeton International Securities Fund
              JOHN HANCOCK DECLARATION TRUST
                      V.A. Bond Fund                                           INVESCO VARIABLE INVESTMENT FUNDS, INC.
                                                                                      INVESCO VIF - Dynamics Fund
                    JANUS ASPEN SERIES
Aggressive Growth Portfolio    Growth and Income Portfolio                           MFS VARIABLE INSURANCE TRUST
                Worldwide Growth Portfolio                                 MFS Bond Series    MFS Growth With Income Series
                                                                         MFS Emerging Growth Series    MFS Total Return Series
                   WARBURG PINCUS TRUST                                                    MFS Growth Series
                Emerging Growth Portfolio

In this Prospectus, we provide information that you should know before you invest. We have filed additional information about the Contracts with the Securities and Exchange Commission ("SEC") in a Statement of Additional Information ("SAI"), dated May 1, 2000. That SAI is legally a part of this Prospectus. You can get a copy of the SAI free of charge by contacting us at the address or telephone number shown on the cover page. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The SEC's mailing address is 450 Fifth Street, N.W., Washington, DC 20549, and its public reference number is (800) SEC-0330.

                              -------------------

The accompanying prospectuses for the Funds and the related statements of additional information describe the investment objectives and risks of investing in the Funds. We may offer additional Funds and Subaccounts in the future. The contents of the SAI with respect to the Contracts appears on page 42 of this Prospectus. (Please note that some of the portfolios described in the accompanying prospectuses are not available under this Contract.)

                              -------------------

PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT IS ACCOMPANIED BY A CURRENT PROSPECTUS FOR EACH OF THE FUNDS. YOU SHOULD READ THOSE PROSPECTUSES CAREFULLY AND RETAIN THEM FOR FUTURE REFERENCE.

AS WITH ALL VARIABLE ANNUITY CONTRACTS, THE FACT THAT WE HAVE FILED A REGISTRATION STATEMENT WITH THE SEC DOES NOT MEAN THAT THE SEC HAS DETERMINED THAT THE CONTRACTS ARE A GOOD INVESTMENT. NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                             30 Scranton Office Park
                             Scranton, PA 18507-1789
                            Telephone 1-800-458-6333

* DISCOVERY PREMIER IS A SERVICE MARK OF PRUDENTIAL

                              PROSPECTUS CONTENTS

                                                                                                      PAGE
GLOSSARY ......................................................................................        1

BRIEF DESCRIPTION OF THE CONTRACTS ............................................................        2

FEE TABLE .....................................................................................        4

GENERAL INFORMATION ABOUT PRUDENTIAL, PRUDENTIAL DISCOVERY PREMIER GROUP
  VARIABLE CONTRACT ACCOUNT AND THE INVESTMENT OPTIONS AVAILABLE UNDER
  THE CONTRACTS ...............................................................................       11
  PRUDENTIAL INSURANCE COMPANY OF AMERICA .....................................................       11
  PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT ................................       12
  THE FUNDS ...................................................................................       12

THE CONTRACTS .................................................................................       18
  THE ACCUMULATION PERIOD .....................................................................       18
  ALLOCATION OF PURCHASE PAYMENTS .............................................................       19
  ASSET ALLOCATION PROGRAM ....................................................................       20
  TRANSFERS ...................................................................................       20
  DOLLAR COST AVERAGING .......................................................................       22
  AUTO-REBALANCING ............................................................................       22
  WITHDRAWALS .................................................................................       22
  SYSTEMATIC WITHDRAWAL PLAN ..................................................................       23
  TEXAS OPTIONAL RETIREMENT PLAN ..............................................................       24
  DEATH BENEFIT ...............................................................................       25
  DISCONTINUANCE OF CONTRIBUTIONS .............................................................       26
  LOAN PROVISION ..............................................................................       27
  MODIFIED PROCEDURES .........................................................................       28

CHARGES, FEES AND DEDUCTIONS ..................................................................       28
  ADMINISTRATIVE FEE ..........................................................................       28
  CHARGE FOR ASSUMING MORTALITY AND EXPENSE RISKS .............................................       28
  EXPENSES INCURRED BY THE FUNDS ..............................................................       28
  WITHDRAWAL CHARGE ...........................................................................       28
  LIMITATIONS ON WITHDRAWAL CHARGE ............................................................       29
  PREMIUM TAXES ...............................................................................       30

FEDERAL TAX STATUS ............................................................................       31

ERISA CONSIDERATIONS ..........................................................................       36

EFFECTING AN ANNUITY ..........................................................................       37
  LIFE ANNUITY WITH PAYMENTS CERTAIN ..........................................................       37
  ANNUITY CERTAIN .............................................................................       37
  JOINT AND SURVIVOR ANNUITY WITH PAYMENTS CERTAIN ............................................       38
  PURCHASING THE ANNUITY ......................................................................       38

OTHER INFORMATION .............................................................................       38
  MISSTATEMENT OF AGE OR SEX ..................................................................       38
  SALE OF THE CONTRACT AND SALES COMMISSIONS ..................................................       39
  VOTING RIGHTS ...............................................................................       39
  SUBSTITUTION OF FUND SHARES .................................................................       40
  PERFORMANCE INFORMATION .....................................................................       40
  REPORTS TO PARTICIPANTS .....................................................................       41
  STATE REGULATION ............................................................................       41
  LITIGATION ..................................................................................       41
  STATEMENT OF ADDITIONAL INFORMATION .........................................................       42
  ADDITIONAL INFORMATION ......................................................................       42

                                    GLOSSARY

ACCOUNT--See the Prudential Discovery Premier Group Variable Contract Account (the "Discovery Account") below.

ACCUMULATION PERIOD--The period, prior to the effecting of an annuity, during which the amount credited to a Participant Account may vary with the investment performance of any Subaccount of the Discovery Account.

ANNUITANT--The person or persons designated by the Participant upon whose life or lives monthly annuity payments are based after an annuity is effected.

ANNUITY DATE--The date that the accumulation period ends and annuity payments begin.

BENEFICIARY--A person designated by a Participant to receive benefits from funds held under the Contract.

BUSINESS DAY--A day on which both the New York Stock Exchange and Prudential are open for business.

CODE--The Internal Revenue Code of 1986, as amended.

CONTRACTHOLDER--The employer, association or trust to which Prudential has issued a Contract.

CONTRACTS--The Group Variable Annuity Contracts that we describe in this Prospectus and offer for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Code and with non-qualified annuity arrangements.

CONTRACT VALUE--The dollar amount held under a Contract.

EMPLOYER--The sponsor of the retirement plan or non-qualified annuity arrangement.

FUNDS--The portfolios of The Prudential Series Fund, Inc., AIM Variable Insurance Funds, Inc., Alliance Variable Products Series Fund, Inc., American Century Variable Portfolios, Inc., Davis Variable Account Fund, Inc., Dreyfus Socially Responsible Growth Fund, Inc., Franklin Templeton Variable Insurance Products Trust, John Hancock Declaration Trust, Invesco Variable Investment Funds, Inc., Janus Aspen Series, MFS Variable Insurance Trust, and Warburg Pincus Trust available under the Contracts.

GENERAL ACCOUNT--The assets of Prudential other than those allocated to the Discovery Account or any other separate account of Prudential.

GUARANTEED INTEREST ACCOUNT--An allocation option under the Contract funded by Prudential's General Account, or under certain Contracts, a separate account. It is not part of nor dependent upon the investment performance of the Discovery Account. This Prospectus does not describe in detail the Guaranteed Interest Account or any separate account funding a guaranteed interest rate option.

PARTICIPANT--A person who makes contributions, or for whom contributions have been made, and to whom they remain credited under the Contract. "You" means the Participant.

PARTICIPANT ACCOUNT--An account established foreach Participant to record the amount credited to the Participant under the Contract.

PARTICIPANT ACCOUNT VALUE--The dollar amount held in a Participant Account. PRUDENTIAL--The Prudential Insurance Company of America. "We," "us," or "our" means Prudential.

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT--A separate account of Prudential registered under the Investment Company Act of 1940 as a unit investment trust, invested through its Subaccounts in shares of the corresponding Funds.

SUBACCOUNT--A division of the Discovery Account, the assets of which are invested in shares of the corresponding Fund.

UNIT AND UNIT VALUE--We credit a Participant with Units for each Subaccount in which he invests. The value of these Units may change each Business Day to reflect the investment results of, and deductions of charges from, the Subaccounts, and the expenses of the Funds in which the assets of the Subaccounts are invested. The number of Units credited to a Participant in any Subaccount of the Discovery Account is determined by dividing the amount of the contribution or transfer made on his behalf to that Subaccount by the applicable Unit Value for the Business Day on which the contribution or transfer is received at the address shown on the cover of this Prospectus or such other address that Prudential has specified. We will reduce the number of Units credited to a Participant under any Subaccount by the number of Units canceled as a result of any transfer or withdrawal by a Participant from that Subaccount.

VALUATION PERIOD--The period of time from one determination of the value of the amount invested in a Subaccount to the next. We make such determinations generally as of 4:00 p.m. Eastern time on each day during which the New York Stock Exchange and Prudential are open. Currently, the Prudential business unit that receives transaction requests for the Contracts is open each day on which the New York Stock Exchange is open.

VARIABLE INVESTMENT OPTIONS--The Subaccounts.

                       BRIEF DESCRIPTION OF THE CONTRACTS

We offer the Contracts to retirement plans qualifying for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986, as amended (the "Code") and to annuity arrangements qualifying for federal tax benefits under Section 403(c) of the Code. The Contracts are group annuity contracts that we typically issue to employers. These employers then make contributions under the Contract on behalf of their employees. A person for whom contributions have been made and to whom they remain credited under a Contract is a "Participant."

The value of a Participant's investment depends upon the performance of the selected investment option[s]. Currently, there are 35 variable investment options, each of which is called a Subaccount. Prudential may limit the number of subaccounts an employer may select in order to ensure that Prudential is the owner of the assets in the Subaccounts for tax purposes. We invest the assets of each Subaccount in one of the Funds listed beginning on page 12. You may direct contributions to one or a combination of variable investment options as well as the Guaranteed Interest Account. We set up a separate Participant Account to record your investment choices. You can withdraw amounts held under your Participant Account, in whole or in part, prior to the annuity date. We also provide for a death benefit under the Contract.

Through payroll deduction or similar agreements with the Contractholder, you may make contributions under the Contract if permitted under your retirement arrangement. In addition, you may make contributions in ways other than payroll deduction under certain circumstances if permitted under your retirement arrangement.

We assess charges under the Contracts for administering the Contracts and for assuming mortality and expense risks under the Contracts. We deduct a mortality and expense risk charge equal to an annual rate of 0.15% from the assets held in the variable investment options. We also deduct an administrative charge equal to a maximum annual rate of 0.75% from the assets held in the variable investment options. You can find further details about the administrative charge in the Fee Table, page 4, and under Administrative Fee, page 28.

We may impose a withdrawal charge upon withdrawals made in the first five years after the initial contribution made on behalf of the Participant. The maximum withdrawal charge is 5% of the contributions withdrawn on behalf of the Participant.

A charge against each of the Funds' assets is also made by the investment adviser for providing investment advisory and management services. You can find further details about charges under the section entitled Charges, Fees and Deductions, page 28.

Unless restricted by the retirement arrangement under which you are covered, or by a section of the Code, you may withdraw, at any time, all or part of your Participant Account. See "Withdrawals," page 22. We do not impose any charge upon withdrawal. If you withdraw, you may be taxed under the Code, including, under certain circumstances, a 10% penalty tax on premature withdrawals. See "Federal Tax Status," page 31. In addition, you may transfer all or a part of your Participant Account Value among the Subaccounts and the Guaranteed Interest Account without the imposition of the withdrawal charge or tax liability.

As explained below, notices, forms and requests for transactions related to the Contracts may be provided in traditional paper form or by electronic means, including telephone and Internet. Prudential reserves the right to vary the means available, including limiting them to electronic means, from Contract to Contract by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants.

You should send all written requests, notices, and transfer requests required or permitted by the Contracts (other than withdrawal requests and death benefit claims), to Prudential at the address shown on the cover of this Prospectus. You may effect permitted telephone transactions by calling us at 1-800-458-6333. All permitted Internet transactions may be made through www.prudential.com. You must send all written withdrawal requests or death benefit claims to Prudential by one of the following three means: (1) By U.S. mail to: Prudential, P.O. Box 5410, Scranton, Pennsylvania 18505-5410; (2) Delivery service other than the U.S. mail (e.g., Federal Express, etc.) sent to our office at the following address: Prudential, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789; or (3) Fax to Prudential, Attention: Client Payments at: (570) 340-4328. Under certain Contracts, the Contractholder or a third party acting on their behalf provides record-keeping services that we would otherwise perform. See "Modified Procedures," page 28.

Prudential may provide other permitted telephone numbers or Internet addresses through the Contractholder directly to Participants as authorized by the Contractholder.

We intend this brief description of the Contracts to provide a broad overview of the more significant features of the Contracts. You can find more detailed information about the Contracts in subsequent sections of this Prospectus and in the Contracts themselves.

Transaction requests (including death benefit claims) received directly by Prudential in good order on a given Business Day before the established transaction cutoff time (4 PM Eastern Time, or such earlier time that the New York Stock Exchange may close) will be effective for that Business Day. For purposes of the preceding sentence, we define "good order" generally as an instruction received by us that is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction.

                                                              FEE TABLE

PARTICIPANT TRANSACTION EXPENSES

Sales Charge Imposed on Contributions .............................................................................        None

Maximum Withdrawal Charge (as a percentage of contributions withdrawn):

                                                                                          THE WITHDRAWAL CHARGE WILL BE EQUAL
                                                                                          TO THE FOLLOWING PERCENTAGE OF THE

YEARS OF CONTRACT PARTICIPATION                                                                 CONTRIBUTIONS WITHDRAWN

First Year ....................................................................................             5%
Second Year ...................................................................................             4%
Third Year ....................................................................................             3%
Fourth Year ...................................................................................             2%
Fifth Year ....................................................................................             1%
Sixth and Subsequent Years ....................................................................          No Charge

Annual Account Charge .............................................................................................        None


DISCOVERY ACCOUNT ANNUAL EXPENSES

(AS A PERCENTAGE OF AVERAGE PARTICIPANT ACCOUNT VALUE)

                        ALL SUBACCOUNTS
                        ---------------
                        Mortality and Expense Risk Charge ..........................................    0.15%
                        Maximum Administrative Fee .................................................    0.75%
                                                                                                        -----
                        0.75% Total Separate Account Annual Expenses ...............................    0.90%
                                                                                                        =====

ANNUAL EXPENSES OF THE FUNDS

(AS A PERCENTAGE OF PORTFOLIO AVERAGE NET ASSETS)
(BASED ON THE YEAR ENDED DECEMBER 31, 1999, UNLESS OTHERWISE NOTED)


                                                                                                                        TOTAL ACTUAL
                                                                    INVESTMENT                        TOTAL             EXPENSES
                                                                    MANAGEMENT        OTHER        CONTRACTUAL       (AFTER EXPENSE
                                                                        FEE         EXPENSES        EXPENSES         REIMBURSEMENT)*
                                                                    ----------------------------------------------------------------
THE PRUDENTIAL SERIES FUND, INC.
    Conservative Balanced Portfolio ............................        0.55%           0.02%           0.57%               0.57%
    Diversified Bond Portfolio .................................        0.40%           0.03%           0.43%               0.43%
    Equity Income Portfolio ....................................        0.40%           0.02%           0.42%               0.42%
    Equity Portfolio ...........................................        0.45%           0.02%           0.47%               0.47%
    Flexible Managed Portfolio .................................        0.60%           0.02%           0.62%               0.62%
    Global Portfolio ...........................................        0.75%           0.09%           0.84%               0.84%
    Government Income Portfolio ................................        0.40%           0.04%           0.44%               0.44%
    High Yield Bond Portfolio ..................................        0.55%           0.05%           0.60%               0.60%
    Money Market Portfolio .....................................        0.40%           0.02%           0.42%               0.42%
    Prudential Jennison Portfolio ..............................        0.60%           0.03%           0.63%               0.63%
    Small Capitalization Stock Portfolio .......................        0.40%           0.05%           0.45%               0.45%
    Stock Index Portfolio ......................................        0.35%           0.04%           0.39%               0.39%
    20/20 Focus Portfolio ......................................        0.75%           0.34%           1.09%               1.09%

AIM VARIABLE INSURANCE FUNDS, INC.
    AIM V.I. Government Securities Fund ........................        0.50%           0.40%           0.90%              0.90%
    AIM V.I. International Equity Fund .........................        0.75%           0.22%           0.97%              0.97%
    AIM V.I. Value Fund ........................................        0.61%           0.15%           0.76%              0.76%

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC. (1)
    Premier Growth Portfolio ...................................        1.00%           0.05%           1.05%              1.05%
    Growth and Income Portfolio ................................        0.63%           0.08%           0.71%              0.71%
    Quasar Portfolio ...........................................        1.00%           0.19%           1.19%              0.95%

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
    VP Income & Growth .........................................        0.70%           0.00%           0.70%              0.70%

DAVIS VARIABLE ACCOUNT FUND, INC. (2)
    Davis Value Portfolio ......................................        0.75%          1.54%            2.29%              1.00%

DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
    Dreyfus Socially Responsible Growth Fund ...................        0.75%           0.04%           0.79%              0.79%

FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
    VIP Franklin Small Cap Fund-Class 1 (3) ....................        0.55%           0.27%           0.82%               0.82%
    Templeton International Securities Fund-- Class 1 (4) ......        0.69%           0.19%           0.88%               0.88%

JOHN HANCOCK DECLARATION TRUST (5)
    V.A. Bond Fund .............................................        0.50%           0.51%           1.01%               0.75%

INVESCO VARIABLE INVESTMENT FUNDS, INC. (6)
    INVESCO VIF-- Dynamics Fund ................................        0.75%           1.53%           2.28%               1.26%

                                                                                                                        TOTAL ACTUAL
                                                                    INVESTMENT                        TOTAL             EXPENSES
                                                                    MANAGEMENT        OTHER        CONTRACTUAL       (AFTER EXPENSE
                                                                        FEE         EXPENSES        EXPENSES         REIMBURSEMENT)*
                                                                    ----------------------------------------------------------------
JANUS ASPEN SERIES (7)
    Aggressive Growth Portfolio ................................       0.65%           0.02%           0.67%              0.67%
    Growth and Income Portfolio ................................       0.65%           0.40%           1.05%              1.05%
    Worldwide Growth Portfolio .................................       0.65%           0.05%           0.70%              0.70%

MFS VARIABLE INSURANCE TRUST (8)
    MFS Bond Series ............................................       0.60%           0.46%           1.06%              0.76%
    MFS Emerging Growth Series .................................       0.75%           0.09%           0.84%              0.84%
    MFS Growth Series ..........................................       0.75%           0.71%           1.46%              0.91%
    MFS Growth With Income Series ..............................       0.75%           0.13%           0.88%              0.88%
    MFS Total Return Series ....................................       0.75%           0.15%           0.90%              0.90%

WARBURG PINCUS TRUST (9)
    Emerging Growth Portfolio ..................................       0.90%           0.63%           1.53%             1.25%


----------

* Reflects fee waivers and reimbursement of expenses, if any. The following Expense Examples use "Total Actual Expenses."

The purpose of the foregoing tables is to assist Participants in understanding the expenses that they bear, directly or indirectly, relating to the Prudential Discovery Premier Group Variable Contract Account and the Funds. See the sections on charges in this Prospectus and the accompanying prospectuses for the Funds.

(1) Alliance Variable Products Series Fund. The expense limitation of 0.95% for the Quasar Portfolio may be discontinued at any time. During 1999, after applying the expense limitations, the investment management fee was 0.81% and other expenses were 0.14%.

(2) Davis Variable Account Fund, Inc. Fees and expenses shown are for the period from 7/01/99, commencement of operations, through 12/31/99. The adviser has guaranteed that the total expenses will not exceed 1.00% through at least 5/1/2001. During 1999, the adviser waived the entire investment management fee of 0.75% and reimbursed the fund for other expenses of 0.54%.

(3) VIP Franklin Small Cap Fund-Class 1. On 2/8/00, a merger and reorganization was approved that combined the assets of the fund with a similar fund of the Templeton Variable Products Series Fund, effective 5/1/00. On 2/8/00, fund shareholders approved new management fees, which apply to the combined fund effective 5/1/00. The table shows restated total expenses based on the new fees and assets of the fund as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expenses after 5/1/00 would be estimated as: Management Fees 0.55%, Other Expenses 0.27%, Total Contractual Expenses 0.82% and Total Fund Actual Expenses 0.82%.

(4) Templeton International Securities Fund-Class 1. On 2/8/00, shareholders approved a merger and reorganization that combined the fund with the Templeton International Equity Fund effective 5/1/00. The shareholders of that fund had approved new management fees, which apply to the combined fund effective 5/1/00. The table shows restated total expenses based on the new fees and assets of the fund as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expenses after 5/1/00 would be estimated as: Management Fees 0.69%, Other Expenses 0.19%, Total Contractual Expenses 0.88% and Total Fund Actual Expenses 0.88%.

(5) John Hancock Declaration Trust. The adviser has guaranteed that it will limit other expenses to 0.25% through at least 5/1/2001.

(6) INVESCO. The expense limitation may be discontinued at any time following consultation with the Fund's board of directors. During 1999, after applying the expense limitation, the investment management fee was 0.75% and other expenses were 0.51%.

(7) Janus Aspen Series. Expenses are based upon expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in the management fee for Aggressive Growth, Worldwide Growth, and Growth and Income Portfolios.

(8) MFS Variable Insurance Trust. The expense limitations for the Bond Series and the Growth Series may be discounted at any time. During 1999, after applying the expense limitation for the Bond Series, the investment management fee was 0.60% and other expenses were .16%, and, for the Growth Series, the investment management was 0.75% and other expenses were 0.21%.

(9) Warburg Pincus Trust. The expense limitation of 1.25% may be discontinued at any time. Fees and expenses in the chart are based on estimated expenses for the fiscal year ended December 31, 2000. After applying the 1.25% expense limitation to those numbers, the estimated investment management fee is 0.72% and estimated other expenses are 0.53%.

EXAMPLES OF FEES AND EXPENSES

The following examples illustrate the cumulative dollar amount of all the above expenses that you would incur on each $1,000 of investment.

     o    The examples assume a consistent 5% annual return on invested assets.

     o The examples assume that the current fee waivers and expense reimbursement arrangements for the Funds continue for the periods shown.

THE EXAMPLES SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES INCURRED IN ANY GIVEN YEAR MAY BE MORE OR LESS THAN THOSE SHOWN IN THE EXAMPLES.

TABLE I:  WITHDRAWAL AT END OF PERIOD

If a Participant withdraws his or her entire Participant Account Value from the specified Subaccount just prior to the end of the applicable time period, the Participant would pay the following cumulative expenses on each $1,000 invested. The cumulative expenses shown below would be incurred with respect to a Participant withdrawal under a Contract.

                                                               1 YEAR    3 YEARS
                                                              --------   -------
THE PRUDENTIAL SERIES FUND, INC.
    Conservative Balanced Portfolio ......................     $64.85     $76.10
    Diversified Bond Portfolio ...........................      63.45      71.83
    Equity Income Portfolio ..............................      63.35      71.52
    Equity Portfolio .....................................      63.85      73.05
    Flexible Managed Portfolio ...........................      65.34      77.62
    Global Portfolio .....................................      67.52      84.28
    Government Income Portfolio ..........................      63.55      72.13
    High Yield Bond Portfolio ............................      65.14      77.02
    Money Market Portfolio ...............................      63.35      71.52
    Prudential Jennison Portfolio ........................      65.44      77.93
    Small Capitalization Stock Portfolio .................      63.65      72.44
    Stock Index Portfolio ................................      63.05      70.60
    20/20 Focus Portfolio ................................      69.99      91.77

AIM VARIABLE INSURANCE FUNDS, INC.
    AIM V.I. Government Securities Fund ..................      68.12      86.08
    AIM V.I. International Equity Fund ...................      68.81      88.18
    AIM V.I. Value Fund ..................................      66.73      81.86

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
    Premier Growth Portfolio .............................      69.60      90.58
    Growth and Income Portfolio ..........................      66.24      80.35
    Quasar Portfolio .....................................      68.61      87.58

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
    VP Income and Growth .................................      66.14      80.05

DAVIS VARIABLE ACCOUNT FUND, INC.
    Davis Value Portfolio ................................      69.11      89.08

DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
    Dreyfus Socially Responsible Growth Fund .............      67.03      82.77

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
    VIP Franklin Small Cap Fund--Class 1 .................      67.33      83.67
    Templeton International Equity Fund ..................      67.92      85.48

                                                               1 YEAR    3 YEARS
                                                              --------   -------
JOHN HANCOCK DECLARATION TRUST
    Bond Fund ............................................      66.63      81.56

INVESCO VARIABLE INVESTMENT FUNDS, INC.
    INVESCO VIF--Dynamics Fund ...........................      71.67      96.82

JANUS ASPEN SERIES
    Aggressive Growth Portfolio ..........................      65.84      79.14
    Growth and Income Portfolio ..........................      69.60      90.58
    Worldwide Growth Portfolio ...........................      66.14      80.05

MFS VARIABLE INSURANCE TRUST
    MFS Bond Series ......................................      66.73      81.86
    MFS Emerging Growth Series ...........................      67.52      84.28
    MFS Growth Series ....................................      68.22      86.38
    MFS Growth With Income Series ........................      67.92      85.48
    MFS Total Return Series ..............................      68.22      86.38

WARBURG PINCUS TRUST
    Emerging Growth Portfolio ............................      71.57      96.52


TABLE II:  NO WITHDRAWAL AT END OF PERIOD

If a Participant does not withdraw any portion of his or her Participant Account Value from the specified Subaccount, or he or she uses Participant Account Value to effect an annuity as of the end of the applicable time period, the Participant would pay the following cumulative expenses on each $1,000 invested.

                                                                  1 YEAR 3 YEARS

THE PRUDENTIAL SERIES FUND, INC.
    Conservative Balanced Portfolio ......................     $14.85     $46.10
    Diversified Bond Portfolio ...........................      13.45      41.83
    Equity Income Portfolio ..............................      13.35      41.52
    Equity Portfolio .....................................      13.85      43.05
    Flexible Managed Portfolio ...........................      15.34      47.62
    Global Portfolio .....................................      17.52      54.28
    Government Income Portfolio ..........................      13.55      42.13
    High Yield Bond Portfolio ............................      15.14      47.02
    Money Market Portfolio ...............................      13.35      41.52
    Prudential Jennison Portfolio ........................      15.44      47.93
    Small Capitalization Stock Portfolio .................      13.65      42.44
    Stock Index Portfolio ................................      13.05      40.60
    20/20 Focus Portfolio ................................      19.99      61.77

AIM VARIABLE INSURANCE FUNDS, INC.
    AIM V.I. Government Securities Fund ..................      18.12      56.08
    AIM V.I. International Equity Fund ...................      18.81      58.18
    AIM V.I. Value Fund ..................................      16.73      51.86

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
    Premier Growth Portfolio .............................      19.60      60.58
    Growth and Income Portfolio ..........................      16.24      50.35
    Quasar Portfolio .....................................      18.61      57.58

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
    VP Income and Growth .................................      16.14      50.05

                                                               1 YEAR    3 YEARS
                                                              --------   -------
DAVIS VARIABLE ACCOUNT FUND, INC.
    Davis Value Portfolio ................................      19.11      59.08

DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
    Dreyfus Socially Responsible Growth Fund .............      17.03      52.77

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
    VIP Franklin Small Cap Fund-- Class 1 ................      17.33      53.67
    Templeton International Equity Fund ..................      17.92      55.48

JOHN HANCOCK DECLARATION TRUST
    Bond Fund ............................................      16.63      51.56

INVESCO VARIABLE INVESTMENT FUNDS, INC.
    INVESCO VIF-- Dynamics Fund ..........................      21.67      66.82

JANUS ASPEN SERIES
    Aggressive Growth Portfolio ..........................      15.84      49.14
    Growth and Income Portfolio ..........................      19.60      60.58
    Worldwide Growth Portfolio ...........................      16.14      50.05

MFS VARIABLE INSURANCE TRUST
    MFS Bond Series ......................................      16.73      51.86
    MFS Emerging Growth Series ...........................      17.52      54.28
    MFS Growth Series ....................................      18.22      56.38
    MFS Growth With Income Series ........................      17.92      55.48
    MFS Total Return Series ..............................      18.22      56.38

WARBURG PINCUS TRUST
    Emerging Growth Portfolio ............................      21.57      66.52

If permitted under your retirement arrangement, loans taken by a Participant from a Participant Account may be subject to charges for establishing and maintaining the loan. The examples with respect to the Contracts do not take into account any deduction for such charges.

                      GENERAL INFORMATION ABOUT PRUDENTIAL,
                   PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE
                              CONTRACT ACCOUNT AND
                   THE INVESTMENT OPTIONS AVAILABLE UNDER THE
                                    CONTRACTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

The Prudential Insurance Company of America ("Prudential") is a mutual life insurance company incorporated in 1875 under the laws of the State of New Jersey. Our corporate office is located at 751 Broad Street, Newark, New Jersey. We have been investing for pension funds since 1928.

Prudential is currently considering reorganizing itself into a publicly traded stock company through a process known as "demutualization." On February 10, 1998, the company's Board of Directors authorized management to take the preliminary steps necessary to allow the company to demutualize. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by the company's Board of Directors, a public hearing, voting by qualified policyholders and regulatory approval. Prudential is working toward completing this process in 2001 and currently expects adoption by the Board of Directors to take place in the latter part of 2000. However, there is no certainty that the demutualization will be completed in this timeframe or that the necessary approvals will be obtained. Also it is possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans.

The plan of reorganization, which has not been fully developed and approved, would provide the criteria for determining eligibility and the methodology for allocating shares or other consideration to those who would be eligible. Generally, the amount of shares or other consideration eligible customers would receive would be based on a number of factors, including the types, amounts and issue years of their policies. As a general rule, owners of Prudential-issued insurance policies and annuity contracts would be eligible, provided that their policies were in force on the date Prudential's Board of Directors adopted a plan of reorganization, while mutual fund customers and customers of the company's subsidiaries would not be. It has not yet been determined whether any exceptions to that general rule will be made with respect to policyholders and contractholders of Prudential's subsidiaries. Eligible policyholders would generally include employers, associations, other groups, and trusts established by or for such entities, that own group policies issued by Prudential, and generally would include Contractholders. The individuals covered under a group plan, such as the Participants under a Contract, generally would not be eligible to receive stock or other consideration from Prudential. It has not yet been determined whether any exceptions to that general rule will be made with respect to policyholders and contractholders of Prudential's subsidiaries. This does not constitute a proposal, offer, solicitation or recommendation regarding any plan of reorganization that may be proposed or a recommendation regarding the ownership of any stock that could be issued in connection with any such demutualization.

Prudential generally is responsible for the administrative and record-keeping functions of the Prudential Discovery Premier Group Variable Contract Account and pays the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participant Accounts, preparing and distributing confirmations, statements, and reports. The administrative and record-keeping expenses that we bear include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.

We are reimbursed for these administrative and record-keeping expenses by the daily charge against the assets of each Subaccount for administrative expenses.

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT

Prudential established the Prudential Discovery Premier Group Variable Contract Account (the "Discovery Account") on November 9, 1999, under New Jersey law as a separate investment account. The Discovery Account meets the definition of a "separate account" under federal securities laws. Prudential is the legal owner of the assets in the Discovery Account, and is obligated to provide all benefits under the Contracts. Prudential will at all times maintain assets in the Discovery Account with a total market value sufficient to support its obligations under the Contracts. Prudential segregates the Discovery Account assets from all of its other assets. Thus, those assets are not chargeable with liabilities arising out of any other business Prudential conducts. The Discovery Account's assets may include funds contributed by Prudential to commence operation of the Discovery Account, and may include accumulations of the charges Prudential makes against the Discovery Account. From time to time, Prudential will transfer these additional assets to Prudential's general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Discovery Account.

Prudential registered the Discovery Account with the U.S. Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This registration does not mean that the SEC supervises the management or investment policies or practices of the Discovery Account. For state law purposes, the Discovery Account is treated as a part or division of Prudential. There are currently 35 Subaccounts within the Discovery Account. These Subaccounts invest in the corresponding Fund available under the Contracts. We may establish additional Subaccounts in the future.

THE FUNDS

The following is a list of each Fund, its investment objective and its investment adviser:

THE PRUDENTIAL SERIES FUND, INC.

MONEY MARKET PORTFOLIO. The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The portfolio invests in short-term debt obligations that mature in 13 months or less.

DIVERSIFIED BOND PORTFOLIO. The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The portfolio invests primarily in higher grade debt obligations and high quality money market instruments.

GOVERNMENT INCOME PORTFOLIO. The investment objective is a high level of income over the longer term consistent with the preservation of capital. The portfolio invests primarily in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. Government.

CONSERVATIVE BALANCED PORTFOLIO. The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The portfolio invests in a mix of equity securities, debt obligations and money market instruments.

FLEXIBLE MANAGED PORTFOLIO. The investment objective is a total investment return consistent with an aggressively managed diversified portfolio. The portfolio invests in a mix of equity securities, debt obligations and money market instruments.

HIGH YIELD BOND PORTFOLIO. The investment objective is a high total return. The portfolio invests primarily in high yield/high risk debt securities.

STOCK INDEX PORTFOLIO. The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The portfolio attempts to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index").

EQUITY INCOME PORTFOLIO. The investment objective is both current income and capital appreciation. The portfolio invests primarily in common stocks and convertible securities that provide good prospects for returns above those of the Standard & Poor's 500 Composite Stock Price Index or the NYSE Composite Index.

EQUITY PORTFOLIO. The investment objective is capital appreciation. The portfolio invests primarily in common stocks of major established corporations as well as smaller companies that offer attractive prospects of appreciation.

PRUDENTIAL JENNISON PORTFOLIO. The investment objective is to achieve long-term growth of capital. The portfolio invests primarily in equity securities of major established corporations that offer above average growth prospects.

GLOBAL PORTFOLIO. The investment objective is long-term growth of capital. The portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

20/20 FOCUS PORTFOLIO. The investment objective is long-term growth of capital. The portfolio will invest primarily in up to 40 equity securities of U.S. companies.

SMALL CAPITALIZATION STOCK PORTFOLIO. The investment objective is long-term growth of capital. The portfolio attempts to duplicate the performance of the Standard Poor's Small Capitalization Stock Index.

Prudential is the investment adviser for each of the portfolios of the Prudential Series Fund. Prudential has a Service Agreement with its wholly-owned subsidiary, The Prudential Investment Corporation ("PIC"), which provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Prudential Series Fund. In addition, Prudential has entered into Subadvisory Agreements with its wholly-owned subsidiary Jennison Associates Capital Corp. ("Jennison"), under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison Portfolio and the 20/20 Focus Portfolio.

AIM VARIABLE INSURANCE FUNDS, INC.

AIM V.I. GOVERNMENT SECURITIES FUND. The investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal by investing in debt securities issued, guaranteed or otherwise backed by the United States Government.

AIM V.I. INTERNATIONAL EQUITY FUND. The investment objective is to provide long-term growth of capital by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

AIM V.I. VALUE FUND. The investment objective is to achieve long-term growth of capital by investing primarily in equity securities judged by the adviser to be undervalued relative to the adviser's appraisal of the current or projected earnings of the companies issuing the securities, or relative market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective.

The investment adviser for these Funds is AIM Advisors, Inc.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

PREMIER GROWTH PORTFOLIO. The investment objective is growth of capital rather than current income. In pursuing its investment objective, the Fund will employ aggressive investment policies. The Fund invests primarily in equity securities of U.S. companies.

GROWTH AND INCOME PORTFOLIO. The investment objective is reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality.

QUASAR PORTFOLIO. The investment objective is growth of capital by pursuing aggressive investment policies. This Fund invests principally in a diversified portfolio of equity securities.

The investment adviser for these Funds is Alliance Capital Management L.P.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

VP INCOME AND GROWTH. The Fund seeks dividend growth, current income and capital appreciation by investing primarily in common stocks. The investment adviser for this Fund is American Century Investment Management, Inc.

DAVIS VARIABLE ACCOUNT FUND, INC.

DAVIS VALUE PORTFOLIO. The Fund's investment objective is growth of capital. The Fund invests primarily in common stock of U.S. companies with market capitalization of at least $5 billion. The investment adviser for this Fund is Davis Select Advisers, L.P.

DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND. The Fund's primary goal is to provide capital growth with current income as a secondary goal. The Fund invests primarily in common stock of companies that, in the opinion of the Fund's management, not only meet traditional investment standards but which also show evidence that they conduct their business in manner that contributes to the enhancement of the quality of life in America. The investment adviser for this Fund is The Dreyfus Corporation.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (VIP)

FRANKLIN SMALL CAP FUND. The Fund's investment goal is long-term capital growth. Under normal market conditions, the Fund will invest at least 65% of its total assets in the equity securities of U.S. small capitalization (small cap) growth companies. The investment adviser for the Franklin Small Cap Fund is Franklin Advisers, Inc.

TEMPLETON INTERNATIONAL SECURITIES FUND. The Fund's investment goal is long-term capital growth. Under normal market conditions, the Fund will invest at least 65% of its total assets in the equity securities of companies located outside the U.S., including emerging markets. The investment adviser for the Templeton International Securities Fund is Templeton Investment Counsel, Inc.

JOHN HANCOCK DECLARATION TRUST

V.A. BOND FUND. The Fund seeks to generate a high level of current income consistent with prudent investment risk. In pursuing this goal, the Fund normally invests in a diversified portfolio of debt securities. The investment adviser for this Fund is John Hancock Advisers, Inc.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

INVESCO VIF--DYNAMICS FUND. The Fund attempts to make your investment grow over the long term. The Fund invests in a variety of securities that the advisor believes present opportunities for capital growth--primarily common stocks of companies traded on U.S. securities exchanges, as well as over-the-counter. The Fund also may invest in preferred stock (which generally pays higher dividends than common stocks) and debt instruments that are convertible into common stocks, as well as in securities of foreign companies. It is aggressively managed. Because its strategy includes many short-term factors--including current information about a company, investor interest, price movements of a company's securities and general market and monetary conditions--securities in its portfolio usually are bought and sold relatively frequently. The investment adviser for this Fund is INVESCO Funds Group, Inc.

JANUS ASPEN SERIES

AGGRESSIVE GROWTH PORTFOLIO. The investment objective of the Fund is long-term growth of capital. It is a diversified portfolio that seeks its objective primarily by investing in common stocks selected for growth potential, and it normally invests at least 50% of its equity assets in medium-sized companies.

GROWTH AND INCOME PORTFOLIO. The investment objective of this Fund is long-term capital growth and current income. It is a diversified portfolio that normally invests up to 75% of its assets in equity securities selected primarily for growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential.

WORLDWIDE GROWTH PORTFOLIO. The investment objective of this Fund is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective primarily through investments in common stocks of foreign and domestic issuers.

The investment adviser for these Funds is Janus Capital Corporation.

MFS VARIABLE INSURANCE TRUST

MFS BOND SERIES. The investment objective is primarily to provide as high level of current income as is believed to be consistent with prudent risk. Its secondary objective is to protect shareholders capital. Under normal market conditions, the fund invests at least 65% of its assets in fixed income securities.

MFS EMERGING GROWTH SERIES. The investment objective is long-term growth of capital. Under normal market conditions, the Fund invests at least 65% of its assets in common stocks and related securities of emerging growth companies.

MFS GROWTH SERIES. The investment objective is to provide long-term growth of capital and future income rather than current income. Under normal market conditions, the Fund invests at least 80% of its assets in common stock and related securities.

MFS GROWTH WITH INCOME SERIES. The investment objective is to provide reasonable current income and long-term growth of capital and income. Under normal market conditions, the Fund invests at least 65% of its assets in common stocks and related securities.

MFS TOTAL RETURN SERIES. The investment objective is above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

The investment adviser for these Funds is MFS Investment Management.

WARBURG PINCUS TRUST

EMERGING GROWTH PORTFOLIO. The objective of this Fund is to seek maximum capital appreciation by investing in equity securities of small or medium-sized domestic companies with emerging or renewed growth potential. The investment adviser for this Fund is Credit Suisse Asset Management, LLC.

The investment advisers to the various Funds charge a daily investment management fee as compensation for their services, as set forth in the table beginning on page 5 and as more fully described in the prospectus for each Fund.

We recognize that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither Prudential nor the Funds currently foresees any such disadvantage, the Funds' Boards of Directors intend to monitor events in order to identify any material conflict between variable life insurance and variable annuity contractholders and to determine what action, if any, should be taken in response to a conflict. Material conflicts could result from such things as: (1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any Fund; or (4) differences between voting instructions given by variable life insurance and variable annuity contractholders.

An affiliate of each of the Funds (other than the portfolios in the Prudential Series Fund) may compensate Prudential based upon an annual percentage of the average assets held in the Fund by Prudential under the Contracts. These percentages vary by Fund, and reflect administrative and other services we provide.

You can review a full description of the Funds in the accompanying prospectuses for each Fund and in the related statements of additional information. You should read those documents in conjunction with this Prospectus. There is no assurance that the investment objectives will be met.

A Fund may have an investment objective and investment policies closely resembling those of a mutual fund within the same complex that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any such Fund will resemble that of its retail fund counterpart.

Under certain Contracts, not all Funds described in this prospectus are available to Participants. Under those Contracts, of the Funds described in this prospectus, your Employer may choose up to 28 Funds that will be available to you. (The limit on the number of Funds does not apply to contracts used with qualified pension and profit sharingplans described in Section 401(a) of the Code.) Once your Employer has made that choice, it cannot substitute other Funds for any Funds that it has already selected. However, if your employer chooses fewer than 28 Funds initially, we will permit it to select additional Funds, so long as the total number of Funds available to Participants does not exceed 28. Prudential reserves the right to change the number of Funds that an Employer may make available to Participants to comport with future amendments of the Code and future rulings or interpretations issued by the Internal Revenue Service.

GUARANTEED INTEREST ACCOUNT

The Guaranteed Interest Account is a credited interest option available to fund certain group annuity contracts issued by Prudential. Amounts that you allocate to the Guaranteed Interest Account become part of the General Account of Prudential. Prudential's General Account consists of all assets owned by Prudential other than those in the Discovery Account and other separate accounts of Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the assets of the General Account.

Because of exemptive and exclusionary provisions, Prudential has not registered interests in the General Account (which include interests in the Guaranteed Interest Account) under the Securities Act of 1933. Nor has Prudential registered the General Account as an investment company under the Investment Company Act of 1940. Accordingly, those Acts do not apply to the General Account or any interests therein, and Prudential has been advised that the staff of the SEC has not reviewed the disclosures in the Prospectus relating to the General Account. Disclosures that we make regarding the

General Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Under certain Contracts, amounts that you allocate to the Guaranteed Interest Account may be held within one or more guaranteed separate accounts. Prudential has not registered interests in such separate account(s) under the Securities Act of 1933 and has not registered the separate accounts as investment companies under the Investment Company Act of 1940.

                                  THE CONTRACTS

We generally issue the Contracts to Employers whose employees may become Participants. Under an IRA, a Participant's spouse may also become a Participant. We may issue a Contract to an association that represents employers of employees who become Participants, to an association or union that represents members that become Participants, and to a trustee of a trust with participating employers whose employees become Participants. Even though an Employer, an association or a trustee is the Contractholder, the Contract normally provides that Participants will have the rights and interests under them that are described in this Prospectus. When a Contract is used to fund a deferred compensation plan established by a tax-exempt entity under Section 457 of the Code, all rights under the Contract are owned by the Employer to whom, or on whose behalf, the Contract is issued. All amounts that we pay under the Contract are payable to the Employer, and are its exclusive property. For a plan established under Section 457 of the Code, the employee has no rights or interests under the Contract, including any right or interest in any Subaccount of the Discovery Account, except as provided in the Employer's plan. This may also be true with respect to certain non-qualified annuity arrangements. Notwithstanding the foregoing, the rules for Section 457 plans established by state and local governments would be similar to those specified in this paragraph.

Also, a particular plan, even if it is not a deferred compensation plan, may limit a Participant's exercise of certain rights under a Contract. Participants should check the provisions of their Employer's plan or any agreements with the Employer to see if there are any such limitations and, if so, what they are.

THE ACCUMULATION PERIOD

Contributions; Crediting Units; Enrollment Forms; Deduction for Administrative Expenses.

If permitted under your retirement arrangement, an Employer will make contributions periodically to the Contract pursuant to a payroll deduction or similar agreement between the Participant and his Employer. In addition, you may make contributions in ways other than payroll deduction under certain circumstances.

As a Participant, you designate what portion of the contributions made on your behalf should be invested in the Subaccounts or the Guaranteed Interest Account. The Participant may change this designation usually by notifying us as described under "Requests, Consents and Notices," page 30. Under certain Contracts, an entity other than us keeps certain records. Participants under those Contracts must contact the record-keeper. See "Modified Procedures,"page 28.

We credit the full amount (100%) of each contribution designated for investment in any Subaccount to a Participant Account maintained for the Participant. Except for the initial contribution, the number of Units that we credit to a Participant in a Subaccount is determined by dividing the amount of the contribution made on his behalf to that Subaccount by the Subaccount's Unit Value determined as of the end of the Valuation Period during which the contribution is received by us at the address shown on the cover page of this Prospectus or such other address as we may direct.

We will invest the initial contribution made for a Participant in a Subaccount no later than two Business Days after we receive it, if it is preceded or accompanied by satisfactory enrollment information. If the Contractholder submits an initial contribution on behalf of one or more new Participants that is not preceded or accompanied by satisfactory enrollment information, then we will allocate such contribution to the Prudential Series Fund Money Market Subaccount upon receipt, and also will send a notice to the Contractholder or its agent that requests allocation information for each such Participant. If we do not receive the necessary enrollment information in response to its initial notice, we will deliver up to three additional notices to the Contractholder or its agent at monthly intervals that request such allocation information. After 105 days have passed from the time that Units of the Money Market Subaccount were purchased on behalf of Participants who failed to provide the necessary enrollment information, we will redeem the relevant Units and pay the proceeds (including earnings) to the Contractholder. Any proceeds that we pay to the Contractholder under this procedure may be considered a prohibited and taxable reversion to the Contractholder under current provisions of the Code. Similarly, proceeds that we return may cause the Contractholder to violate a requirement under the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended, to hold all plan assets in trust. The Contractholder may avoid both problems if it arranges to have the proceeds paid into a qualified trust or annuity contract.

A change in the value of a Unit will not affect the number of Units of a particular Subaccount credited to a Participant. However, the dollar value of a Unit will vary from Business Day to Business Day depending upon the investment experience of the Subaccount.

We determine the value of a Participant Account in a Subaccount on any particular day by multiplying the total number of Units credited to the Participant by the Subaccount's Unit Value on that day.

We set the Unit Value for each Subaccount at $10.00 on the date of commencement of operations of that Subaccount. We determine the Unit Value for any subsequent Business Day as of the end of that day by multiplying the Unit Change Factor for that day by the Unit Value for the preceding Business Day.

We determine the Unit Change Factor for any Business Day by dividing the current day net asset value for Fund shares by the net asset value for shares on the previous Business Day. This factor is then reduced by a daily equivalent of the mortality and expense risk fee and the administrative fee. We determine the value of the assets of a Subaccount by multiplying the number of Fund shares held by that Subaccount by the net asset value of each share, and adding the value of dividends declared by the Fund but not yet paid.

ALLOCATION OF PURCHASE PAYMENTS

A Participant determines how the initial contribution will be allocated among the Subaccounts by specifying the desired allocation on the application or enrollment form. A Participant may choose to allocate nothing to a particular Subaccount. Unless a Participant tells us otherwise, we will allocate subsequent contributions in the same proportions as the most recent contribution made by that Participant. A Participant may change the way in which subsequent contributions are allocated by providing us with proper instruction as described under "Requests, Consents and Notices," page 30.

ASSET ALLOCATION PROGRAM

We may make available an Asset Allocation Program to assist Participants in determining how to allocate purchase payments. If a Participant chooses to participate in the program, the Participant may do so by utilizing a form available in the employee enrollment kit. The form will include a series of illustrations depicting various asset allocation models based on age and risk tolerance. We also make available a more comprehensive model based on an internet web site for use by Participants. We offer the Asset Allocation Program at no charge to the Participant. A Participant is under no obligation to participate in the program or to invest according to the program recommendations. A Participant may ignore, in whole or in part, the investment allocations provided by the program.

We regard the Asset Allocation Program as an aid in making purchase payment allocations. You should not view the Program as any guarantee of investment return. You also should realize that there can be no assurance that any Fund will attain its investment objectives. As a Participant, you should consider reviewing your investor profile questionnaire annually, and each time your investor profile changes.

TRANSFERS

A Participant may transfer out of an investment option into any combination of other investment options available under the Contract. Generally, the transfer request may be in dollars, such as a request to transfer $1,000 from one investment option to another, or may be in terms of a percentage reallocation among investment options. Under certain Contracts, we may require that transfer requests be effected in terms of whole number percentages only, and not by dollar amount. A Participant may make transfers by proper notice to us as described under "Requests, Consents and Notices," page 30.

If a Contractholder chooses telephone privileges, each Participant will automatically be enrolled to use the Telephone Transfer System. A Participant may decline telephone privileges on a form supplied by the Contractholder or us. We have adopted procedures designed to ensure that requests by telephone are genuine. We will not be held liable for following telephone instructions we reasonably believe to be genuine. We cannot guarantee that a Participant will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Unless restricted by the retirement arrangement under which a Participant is covered, when we receive a duly completed written transfer request form or properly authorized telephone transfer request, we will transfer all or a portion of the Participant Account in any of the Subaccounts to another Subaccount or the Guaranteed Interest Account. We may restrict transfers from the Guaranteed Interest Account. There is no minimum transfer amount. As of the Business Day you make the transfer request, we will reduce the Subaccount(s) from which the transfer is made by the number of Units obtained by dividing the amount to be transferred by the Unit Value for the applicable Business Day. If the transfer is made to another Subaccount as of the same day, the number of Units we credit to the Participant in that Subaccount will be increased by means of a similar calculation. We reserve the right to limit the frequency of these transfers. All transfers are subject to the terms and conditions set forth in this Prospectus and in the Contract(s) covering a Participant.

We did not design the Contracts for professional market timing organizations or other organizations or individuals using programmed, large, or frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Discovery Account and the Funds, and we will discourage such a practice. If such a pattern were to be found, we may be required to modify the transfer procedures, including but not limited to, not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one owner.

We may stipulate different procedures for Contracts under which another entity provides record keeping services. Although there is presently no charge for transfers, we reserve the right to impose such charges in the future.

Certain Contracts may prohibit transfers from the Guaranteed Interest Account into non-equity investment options that are characterized in such Contract as "competing" with Prudential's General Account options with regard to investment characteristics. If a Contract precludes such transfers, the Contract will further require that amounts transferred from the Guaranteed Interest Account into non-competing investment options, such as a Subaccount investing in a stock Fund, may not for 90 days thereafter be transferred into a "competing" option or back to the Guaranteed Interest Account.

A Contract may include a provision that, upon discontinuance of contributions for all Participants of an Employer covered under a Contract, the Contractholder may request that we make transfer payments from any of the Subaccounts to a designated alternate funding agency. If the Contract is used in connection with certain tax-deferred annuities subject to Section 403(b) of the Code, or with IRAs, we will promptly notify each affected Participant and each beneficiary of a deceased Participant that such a request has been received. Within thirty days of receipt of such notice, each recipient may elect in writing on a form approved by us to have any of his or her Participant Account Value transferred to the alternate funding agency. If he or she does not so elect, his or her investment options will continue in force under the Contract. If he or she does so elect, his or her account will be canceled as of a "transfer date" which is the Business Day specified in the Contractholder's request or 90 days after we receive the request, whichever is later. The product of Units in the Participant's Subaccounts immediately prior to cancellation and the appropriate Unit Value on the transfer date, less any applicable withdrawal charges, will be transferred to the designated alternate funding agency in cash.

Subject to any conditions or limitations regarding transfers contained in the tax-deferred annuity arrangement under which a Participant is covered, a Participant can:

     o continue to make transfers of all or part of his interest in his Participant Account among the available investment options offered, and

     o transfer directly all or part of his interest in his Participant Account to a Section 403(b) tax-deferred annuity contract of another insurance company or to a mutual fund custodial account under Section 403(b)(7).

Contributions may be discontinued for all Participants under a Contract or for all Participants of an Employer covered under the Contract used in connection with a deferred compensation plan subject to Section 457 of the Code due to certain circumstances, such as a change in any law or regulation, which would have an adverse effect on us in fulfilling the terms of the Contract. If contributions are so discontinued, we may initiate transfer payments from any Subaccount to an alternate funding agency. The transfer would be made as described in the paragraph above.

Transfers that you make among Subaccounts will take effect as of the end of the Valuation Period in which we receive a proper transfer request.

From time to time, we may make an offer to holders of other variable annuities that we or an affiliate issues to exchange their variable annuity contracts for interests in a Contract issued by the Account. We will conduct any such exchange offer in accordance with SEC rules and other applicable law. Current SEC rules pertaining to exchange offers among affiliated variable annuity contracts generally require, with certain exceptions, that no fee be imposed at the time of the exchange. Under this rule, we could charge an administrative fee at the time of the exchange, although we have no present intention of doing so. SEC rules also require us to give an exchanging variable annuity contractholder "credit", for purposes of calculating any withdrawal charge applicable under the Contract, for the time during which the contractholder held the variable annuity that was exchanged.

DOLLAR COST AVERAGING

We may make available an administrative feature called Dollar Cost Averaging ("DCA"). This feature allows Participants to transfer amounts out of the Guaranteed Interest Account or one of the Subaccounts and into one or more other Subaccounts. Transfers may be in specific dollar amounts or percentages of the amount in the DCA account at the time of the transfer. A Participant may ask that transfers be made monthly, quarterly, semi-annually or annually. A Participant can add to the DCA account at any time.

Each automatic transfer will take effect in monthly, quarterly, semi-annual or annual intervals as designated by the Participant. If the New York Stock Exchange and Prudential are not open on a transfer date, the transfer will take effect as of the end of the Valuation Period which immediately follows that date. Automatic transfers continue until the amount specified has been transferred, or until the Participant notifies us and we process a change in allocation or cancellation of the feature. We currently impose no charge for this feature. We would impose such a charge only pursuant to an amendment to an administrative services agreement. Such an amendment would have to be agreed to in writing (or its electronic equivalent) by both us and the Contractholder.

AUTO-REBALANCING

The Contracts may offer another investment technique. The Auto-Rebalancing feature will allow Participants to automatically rebalance Subaccount assets at specified intervals based on percentage allocations that they choose. For example, suppose a Participant's initial investment allocation of Subaccounts is split 40% and 60%, respectively. Then, due to investment results, that split changes. A Participant may instruct that those assets be rebalanced to his or her original or different allocation percentages. Auto-Rebalancing can be performed on a one-time basis or periodically, as a Participant chooses. A Participant may select that rebalancing occur in monthly, quarterly, semi-annual or annual intervals. Rebalancing will take effect as of the end of the Valuation Period for each applicable interval. It will continue at those intervals until the Participant notifies us otherwise. If the New York Stock Exchange and Prudential are not open on the rebalancing date, the transfer will take effect as of the end of the Valuation Period which immediately follows that date. We currently impose no charge for this feature. We would impose such a charge only pursuant to an amendment to an administrative services agreement, which would have to be agreed to in writing (or its electronic equivalent) by both us and the Contractholder.

WITHDRAWALS

Under certain circumstances as described in the retirement arrangement under which he is covered, a Participant may withdraw at any time all or part of his Participant Account Value that is attributable to Employer contributions or after-tax Participant contributions, if any.

The Code imposes restrictions on withdrawals from tax-deferred annuities subject to Section 403(b) of the Code. Pursuant to Section 403(b)(11) of the Code, amounts attributable to a Participant's salary reduction contributions (including the earnings thereon) that are made under a tax-deferred annuity after December 31, 1988 can only be withdrawn (redeemed) when the Participant attains age 59 1/2, separates from service with his employer, dies, or becomes disabled (within the meaning of Section 72(m)(7) of the Code). However, the Code permits the withdrawal at any time of amounts attributable to tax-deferred annuity salary reduction contributions (excluding the earnings thereon) that are made after December 31, 1988, in the case of a hardship. If the arrangement under which a Participant is covered contains a financial hardship provision, a Participant can make withdrawals in the event of the hardship.

Furthermore, subject to any restrictions upon withdrawals contained in the tax-deferred annuity arrangement under which a Participant is covered, a Participant can withdraw at any time all or part of his Participant Account Value under a predecessor Prudential tax-sheltered annuity contract, as of December 31, 1988. Amounts earned after December 31, 1988 on the December 31, 1988 balance in a Participant Account attributable to salary reduction contributions are, however, subject to the Section 403(b)(11) withdrawal restrictions discussed above.

With respect to retirement arrangements other than tax-deferred annuities subject to Section 403(b) of the Code, a Participant's right to withdraw at any time all or part of his Participant Account Value may be restricted by the retirement arrangement under which he is covered. For example, Code Section 457 plans typically permit withdrawals only upon attainment of age 70 1/2, separation of service, or for unforeseeable emergencies.

Only amounts that you withdraw from contributions (including full withdrawals) may be subject to a withdrawal charge. For purposes of determining withdrawal charges, we consider withdrawals as having been made first from contributions. See Withdrawal Charge, page 28. This differs from the treatment of withdrawals for federal income taxes as described below, where, generally, withdrawals are considered to have been made first from investment income. We will effect the withdrawal as of the end of the Valuation Period in which a proper withdrawal request is received at Prudential.

You may specify from which investment options you would like the withdrawal processed. You may specify the withdrawal amount as a dollar amount or as a percentage of the Participant Account Value in the applicable Subaccount(s). If you do not specify from where you would like the withdrawal processed, a partial withdrawal will be withdrawn proportionally from all investment options.

We will generally pay the amount of any withdrawal within 7 days after receipt of a properly completed withdrawal request. We will pay the amount of any withdrawal requested, less any applicable tax withholding and/or withdrawal charge. We may delay payment of any withdrawal allocable to the Subaccount(s) for a longer period if the disposal or valuation of the Discovery Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

SYSTEMATIC WITHDRAWAL PLAN

If permitted by the Code and the retirement arrangement under which a Participant is covered, we may offer systematic withdrawals as an administrative privilege. Under a systematic withdrawal arrangement, a Participant may arrange for systematic withdrawals from the Subaccounts and the Guaranteed Interest Account in which he or she invests. A Participant may arrange for systematic withdrawals only if at the time he or she elects to have such an arrangement, the balance in his or her Participant Account is at least $5,000. A Participant who has not reached age 59 1/2, however, may not elect a systematic withdrawal arrangement unless he or she has first separated from service with his Employer. In addition, the $5,000 minimum balance does not apply to systematic withdrawals made for the purpose of satisfying minimum distribution rules.

Federal income tax provisions applicable to the retirement arrangement under which a Participant is covered may significantly affect the availability of systematic withdrawals, how they may be made, and the consequences of making them. Withdrawals by Participants are generally taxable. Participants who have not reached age 59 1/2 may incur substantial tax penalties. Withdrawals made after a Participant has attained age 70 1/2 and withdrawals by beneficiaries must satisfy certain minimum distribution rules. See "Federal Tax Status," page 31.

You may arrange systematic withdrawals only pursuant to an election in a form we have approved. Under certain types of retirement arrangements, an election to arrange for systematic withdrawals by a married Participant must be consented to in writing by the Participant's spouse, with signatures notarized or witnessed by an authorized plan representative, or equivalent electronic procedure permitted by ERISA and related federal regulations. The election must specify that the systematic withdrawals will be made on a monthly, quarterly, semi-annual, or annual basis.

We will effect all systematic withdrawals as of the day of the month specified by the Contractholder, or, if such day is not a Business Day, then on the next succeeding Business Day. Systematic withdrawals will continue until the Participant has withdrawn all of the balance in his or her Participant Account or has instructed Prudential in writing to terminate the systematic withdrawal arrangement. The Participant may elect to make systematic withdrawals in equal dollar amounts (in which case each withdrawal must be at least $250), unless it is made to satisfy minimum distribution rules, or overa specified period of time (at least three years). Where the Participant elects to make systematic withdrawals over a specified period of time, the amount of each withdrawal (which will vary, reflecting investment experience during the withdrawal period) will be equal to the sum of the balances then in the Participant Account divided by the number of systematic withdrawals remaining to be made during the withdrawal period.

We will take systematic withdrawals first out of the Participant's investment, if any, in the Guaranteed Interest Account until that money is exhausted. Thereafter, we will take systematic withdrawals pro rata from the Subaccounts. Certain Contracts may specify that systematic withdrawals be deducted in a different manner.

A Participant may change the frequency, amount or duration of his or her systematic withdrawals by submitting a form to us or our designee. We will provide such a form to a Participant upon request. A Participant may make such a change only once during each calendar year.

A Participant may at any time instruct us to terminate the Participant's systematic withdrawal arrangement. No systematic withdrawals will be made for a Participant after we have received this instruction. A Participant who chooses to stop making systematic withdrawals may not again make them until the next calendar year and may be subject to federal tax consequences as a result.

If a Participant arranges for systematic withdrawals, that will not affect any of the Participant's other rights under the Contracts, including the right to make withdrawals, and purchase a fixed dollar annuity.

Currently, we do not impose a withdrawal charge upon systematic withdrawals. However, we may apply a withdrawal charge on systematic withdrawals where payments are made for less than three years. We would impose any such charge only in accordance with the withdrawal charge schedule set out in the Fee Table. We currently permit a Participant who is receiving systematic withdrawals and over the age of 59 1/2 to make one additional, non-systematic, withdrawal during each calendar year in an amount that does not exceed 10% of the sum of the Participant's balances in the Participant Account and the Guaranteed Interest Account without the application of the withdrawal charge.

TEXAS OPTIONAL RETIREMENT PROGRAM

Special rules apply with respect to Contracts covering persons participating in the Texas Optional Retirement Program ("Texas Program").

Under the terms of the Texas Program, Texas will contribute an amount somewhat larger than a Participant's contribution. Texas' contributions will be credited to the Participant Account. Until the Participant begins his or her second year of participation in the Texas Program, Prudential will have the right to withdraw the value of the Units purchased for this account with Texas' contributions. If the Participant does not commence his or her second year of Texas Program participation, the value of those Units representing Texas' contributions will be withdrawn and returned to the State.

A Participant has withdrawal benefits for Contracts issued under the Texas Program only in the event of the Participant's death, retirement or termination of employment. Participants will not, therefore, be entitled to exercise the right of withdrawal in order to receive in cash the Participant Account Value credited to them under the Contract unless one of the foregoing conditions has been satisfied. A Participant may, however, transfer the value of the Participant's interest under the Contract to another Prudential contract or contracts of other carriers approved under the Texas Program during the period of the Participant's Texas Program participation.

DEATH BENEFIT

When we receive due proof of a Participant's death and a claim and payment election submitted on a form approved by us, we will pay to the designated beneficiary a death benefit made up of the balance in the Participant Account. The appropriate address to which a death benefit claim generally should be sent is set out on the cover page of this Prospectus. For certain Contracts, a death benefit claim should be sent to a designated record keeper rather than us.

We will pay the death benefit, according to the Participant's instructions, in:

     o    one sum as if it were a single withdrawal,

     o    systematic withdrawals,

     o    an annuity, or

     o    a combination of the three.

Any such payment will be subject to the minimum distribution rules of Code
Section 401(a)(9) as described below under "Federal Tax Status." If the Participant has not so directed, the beneficiary may, within any time limit prescribed by or for the retirement arrangement that covered the Participant, elect:

     o    to receive a one sum cash payment;

     o to have a fixed dollar annuity purchased under the Contract on a specified date, using the same annuity purchase rate basis that would have applied if the Participant Account were being used to purchase an annuity for the Participant;

     o to receive regular payments in accordance with the systematic withdrawal plan; or

     o    a combination of all or any two of the three options above.

Under certain types of retirement arrangements, the Retirement Equity Act of 1984 requires that in the case of a married Participant, a death benefit will be payable to the Participant's spouse in the form of a "qualified pre-retirement survivor annuity." A "qualified pre-retirement survivor annuity" is an annuity for the lifetime of the Participant's spouse in an amount which can be purchased with no less than 50% of the balance in the Participant Account as of the Participant's date of death. Under the Retirement Equity Act, the spouse of a Participant in a retirement arrangement which is subject to these rules may consent to waive the pre-retirement survivor annuity benefit. Such consent must acknowledge the effect of waiving the coverage, contain the signatures of the Participant and spouse, and must be notarized or witnessed by an authorized plan representative. Unless the spouse of a Participant in a Plan which is subject to these requirements properly consents to the waiver of the benefit, we will pay 50% of the balance in the Participant Account to such spouse even if the designated beneficiary is someone other than the spouse. Under these circumstances, we would pay the remaining 50% to the Participant's designated beneficiary.

Unless the retirement arrangement that covered the Participant provides otherwise, a beneficiary who elects to have a fixed-dollar annuity may choose from among the available forms of annuity. See "Effecting an Annuity," page 37. The beneficiary may elect to purchase an annuity immediately or at a future date. If an election includes systematic withdrawals, the beneficiary will have the right to terminate such withdrawals and receive the remaining balance in the Participant Account in cash (or effect an annuity with it), or to change the frequency, size or duration of such withdrawals, subject to the minimum distribution rules. See "Federal Tax Status" section of this Prospectus. If the beneficiary fails to make any election within any time limit prescribed by or for the retirement arrangement that covered the Participant, within seven days after the expiration of that time limit, we will make a one sum cash payment to the beneficiary. A specific Contract may provide that an annuity is payable to the beneficiary if the beneficiary fails to make an election.

Until we pay a death benefit that results in reducing to zero the balance in the Participant Account, we will maintain the Participant Account Value in the Subaccounts and the Guaranteed Interest Account that make up the Participant Account for the beneficiary in the same manner as they had been for the Participant, except:

     o   the beneficiary may make no contributions;

     o   the beneficiary may not take a loan; and

     o   no withdrawal charge will be imposed upon withdrawals.

DISCONTINUANCE OF CONTRIBUTIONS

By notifying us, the Contractholder generally may discontinue contributions on behalf of all Participants under a Contract or for all Participants of an Employer covered under a Contract. Contributions under the Contract will also be discontinued for all Participants covered by a retirement arrangement that is terminated.

On 90 days' advance notice to the Contractholder, we may elect not to accept any new Participant, or not to accept further contributions for existing Participants.

The fact that contributions on a Participant's behalf are discontinued does not otherwise affect the Participant's rights under the Contracts. However, if contributions under a Program are not made for a Participant for a specified period of time (24 months in certain states, 36 months in others) and the total value of his Participant Account is at or below a specified amount ($1,000 in certain states, $2,000 in others), we may, if permitted by the Code, elect to cancel that

Participant Account unless prohibited by the retirement arrangement, and pay the Participant the value as of the date of cancellation.

LOAN PROVISION

The loans described in this section are generally available to Participants in 401(a) plans and 403(b) programs. Loans are not generally available under non-qualified arrangements. The interest rate and other terms and conditions of the loan may vary from Contract to Contract.

For plans that are subject to ERISA, it is the responsibility of the Contract trustee or fiduciary to ensure that the interest rate or other terms and conditions of the loan comply with all Contract qualification requirements including the ERISA regulations.

The loans described in this section, which involve the variable investment options, work as follows. The minimum loan amount is as specified in the Contract, or if not specified, as we determine. The maximum loan amount is the lesser of:

     o $50,000, reduced by the highest outstanding balance of loans during the one year period immediately preceding the date of the loan, or

     o 50% of the value of the Participant's vested interest under a Contract.

Generally, in the loan application, the Contractholder (or in certain cases, the Participant) designates the Subaccount(s) from which the loan amount is deducted. To repay the loan, the Participant makes periodic payments of interest plus a portion of the principal. Prudential invests those payments in the Subaccounts chosen by the Participant. The Participant may specify the Subaccounts from which he may borrow and into which repayments may be invested. If the Participant does not specify the Subaccounts from which the loan amount is deducted, we will deduct the loan amount pro rata from the Participant Account Value in the Subaccounts.

The maximum loan amount referred to above is imposed by federal tax law. That limit, however, applies to all loans from any qualified plan of the Employer. Since we cannot monitor a Participant's loan activity relating to other plans offered to Participants, it is the Participant's responsibility to do so. Provided that a Participant adheres to these limitations, the loan will not be treated as a taxable distribution. If, however, the Participant defaults on the loan by, for example, failing to make required payments, the defaulted loan amount (as described in loan disclosure information provided to a borrowing Participant) will be treated as a taxable distribution. In that event, we will send the appropriate tax information to the Participant and the Internal Revenue Service.

We charge a loan application fee of up to $75, which is deducted from the Participant Account at the time the loan is initiated. We will not accept a personal check as payment of the loan application fee. We also impose an annual charge of up to $60 as a loan maintenance fee for record-keeping and other administrative services provided in connection with the loan. This charge is guaranteed not to increase during the term of any loan. This annualized loan maintenance charge will be pro rated based on the number of full months that the loan is outstanding, and we generally deduct it quarterly. Under certain Contracts, we will deduct the loan maintenance fee annually. We will deduct the loan maintenance charge first against the Participant Account Value under the Guaranteed Interest Account (if available). If the Participant is not invested in the Guaranteed Interest Account, of if the Participant does not have enough money in that option to pay the charge, we will then deduct the charge from any one or more of the Subaccounts in which the Participant is invested.

MODIFIED PROCEDURES

Under certain Contracts, the Contractholder or a third party acting on their behalf provides record keeping services that would otherwise be performed by us. Such Contracts may require procedures somewhat different than those set forth in this Prospectus. For example, such Contracts may require that contribution allocation requests, withdrawal requests, and/or transfer requests be directed to the Contract's record-keeper rather than us. The record-keeper is the Contractholder's agent, not our agent. Accordingly, transactions will be processed and priced as of the end of the Valuation Period in which we receive appropriate instructions and/or funds from the record-keeper. The Contract will set forth any such different procedures.

                          CHARGES, FEES AND DEDUCTIONS

ADMINISTRATIVE FEE

We impose an administrative fee to compensate for the expenses incurred in administering the Contracts. This includes such things as issuing the Contract, establishing and maintaining records, and providing reports to Contractholders and Participants. We deduct this fee daily from the assets in each of the Subaccounts at a maximum effective annual rate of 0.75%. We may reduce this administrative fee under Contracts as to which, due to economies of scale or other factors, our administrative costs are reduced.

CHARGE FOR ASSUMING MORTALITY AND EXPENSE RISKS

We make a deduction daily from the assets of each of the Subaccounts as compensation for assuming the risk that our estimates of longevity and of the expenses we expect to incur over the lengthy periods that the Contract may be in effect will turn out to be incorrect. We assess the charge daily at an annual rate of 0.15% of the assets held in the Subaccounts.

EXPENSES INCURRED BY THE FUNDS

Participants indirectly bear the charges and expenses of the Funds. You can review details about investment management fees and other Fund expenses in the fee table and in the accompanying prospectuses for the Funds and the related statements of additional information.

WITHDRAWAL CHARGE

We may assess a withdrawal charge upon full or partial withdrawals. The charge compensates us for paying all of the expenses of selling and distributing the Contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature, and other promotional activities. We do not impose a withdrawal charge whenever earnings are withdrawn.

The amount of the withdrawal charge that we impose upon any withdrawal depends upon the number of years of a Participant's participation in the Contract, the year in which the withdrawal is made, and the kind of retirement arrangement that covers the Participant. Participation in the Contract begins upon the date we receive the first contribution on behalf of the Participant, along with enrollment information in a form satisfactory to us. Such participation ends on the date when the Participant Account under the Contract is canceled. In the event of such cancellation, we reserve the right to consider the Participant to be participating in the Contract for a limited time (currently about one year) for the purposes of calculating any withdrawal charge on the withdrawal of any future contributions.

The table below describes the maximum amount of the withdrawal charge that we deduct.

                                           THE WITHDRAWAL CHARGE WILL BE EQUAL
                                           TO THE FOLLOWING PERCENTAGE OF THE
YEARS OF CONTRACT PARTICIPATION                  CONTRIBUTIONS WITHDRAWN
First Year ..............................                   5%
Second Year .............................                   4%
Third Year ..............................                   3%
Fourth Year .............................                   2%
Fifth Year ..............................                   1%
Sixth and Subsequent Years ..............                No Charge


In general, we will reduce the proceeds received by a Participant upon any withdrawal by the amount of any withdrawal charge. Also, at our discretion, we may reduce or waive withdrawal charges for certain classes of contracts (e.g., contracts exchanged from existing contracts).

LIMITATIONS ON WITHDRAWAL CHARGE

We will not impose a withdrawal charge with respect to contributions withdrawn for any of the following purposes:

     o    to purchase an annuity;

     o    to provide a death benefit;

     o    pursuant to a systematic withdrawal plan generally;

     o    to provide a minimum distribution payment;

     o in cases of financial hardship or disability retirement as determined pursuant to provisions of the Employer's retirement arrangement; or

     o    on contributions received from a roll-over.

Further, for all plans other than IRAs, we will impose no withdrawal charge upon contributions withdrawn due to resignation or retirement by the Participant or termination of the Participant by the Contractholder.

Contributions that you transfer among the Guaranteed Interest Account and the Subaccounts are considered to be withdrawals from the Guaranteed Interest Account or the Subaccount from which the transfer is made, but we impose no withdrawal charge upon them. Those contributions will, however, be considered as contributions to the receiving

Subaccount or Guaranteed Interest Account for purposes of calculating any charge imposed upon their subsequent withdrawal from that investment option.

We consider loans to be withdrawals from the Subaccounts from which the loan amount was deducted. However, we do not consider a loan to be a withdrawal from the Contract. Therefore, we do not impose a withdrawal charge upon loans. However, we will treat the principal portion of any loan repayment as a contribution to the receiving Subaccount for purposes of calculating any charge imposed upon any subsequent withdrawal. If the Participant defaults on the loan by, for example, failing to make required payments, we will treat the outstanding balance of the loan as a withdrawal for purposes of the withdrawal charge. We will deduct the withdrawal charge from the same Subaccounts, and in the same proportions, as the loan amount was withdrawn. If sufficient funds do not remain in those Subaccounts, we will deduct the withdrawal charge from the Participant's other Subaccounts and the Guaranteed Interest Account.

We may impose withdrawal charges lower than those described above with respect to Participants under certain Contracts. These lower charges will reflect our anticipation that lower sales costs will be incurred, or less sales services will be performed, with respect to such Contracts due to economies arising from:

     o    the utilization of mass enrollment procedures; or

     o the performance of sales functions, which we would otherwise be required to perform, by the Contractholder, an Employer, or by a third party on their behalf; or

     o an accumulated surplus of charges over expenses under a particular Contract.

Generally, we lower or waive the withdrawal charge depending on the amount of local service the Contractholder requires. In addition, we may lower the charge if required by state law.

PREMIUM TAXES

Certain states and other jurisdictions impose on us premium taxes or similar assessments, either at the time contributions are made or when the Participant's Account Value is surrendered or applied to purchase an annuity. We reserve the right to deduct an amount from contributions or the Participant's Account to cover such taxes or assessments, if any, when applicable. Not all states impose premium taxes on annuities. However, the rates in those that do currently range from 0.5% to 5%.

                         REQUESTS, CONSENTS AND NOTICES

The way you provide all or some requests, consents, or notices under a Contract (or related agreement or procedure) may include telephone access to an automated system, telephone access to a staffed call center, or Internet access through www.prudential.com, as well as traditional paper. Prudential reserves the right to vary the means available from Contract to Contract, including limiting them to electronic means, by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants. If electronic means are authorized, you will automatically be able to use them.

Prudential also will be able to use electronic means to provide notices to you, provided your Contract or other agreement with the Contractholder does not specifically limit these means. Electronic means will only be used, however, when Prudential reasonably believes that you have effective access to the electronic means and that they are allowed by applicable law. Also, you will be able to receive a paper copy of any notice upon request.

For your protection and to prevent unauthorized exchanges, telephone calls and other electronic communications will be recorded and stored, and you will be asked to provide your personal identification number or other identifying information before any request will be processed. Neither Prudential nor our agents will be liable for any loss, liability, or cost which results form acting upon instructions reasonably believed to be authorized by you.

During times of extraordinary economic or market changes, electronic and other instructions may be difficult to implement.

Some states, retirement programs, or Contractholders may not allow these privileges, or allow them only in modified form.

                               FEDERAL TAX STATUS

The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. Participants and Contractholders should consult a qualified tax adviser for complete information and advice.

ANNUITY QUALIFICATION

This discussion assumes the Contracts will be treated as annuity contracts for federal income tax purposes. In order to qualify for the tax rules applicable to annuity contracts, the assets underlying the Contracts must be diversified according to certain rules. For further detail on diversification requirements, see Dividends, Distributions and Taxes in the attached prospectus for the Prudential Series Fund. Tax rules also require that Prudential must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. Treasury Department regulations do not provide guidance concerning the extent to which Participants may direct investments in the particular investment options without causing Participants, instead of Prudential, to be considered the owner of the underlying assets. The ownership rights under the Contract are similar to, but different in certain aspects from, those addressed by the Internal Revenue Service in rulings holding that the insurance company was the owner of the assets. For example, Participants have the choice of more funds and the ability to reallocate amounts among available Subaccounts more frequently than in the Ruling. While we believe that Prudential will be treated as the owner of the assets of the Discovery Account, it is possible that the Participants may be considered to own the assets. Because of these uncertainties, Prudential reserves the right to make any changes it deems necessary to assure that the Contracts qualify as annuity contracts for tax purposes, including changing the number of Funds that an Employer may make available to Participants. Any such changes will apply uniformly to affected Participants and will be made with such notice to affected Participants as is feasible under the circumstances.

TAX-QUALIFIED RETIREMENT ARRANGEMENTS USING THE CONTRACTS

The Contracts may be used with qualified pension and profit sharing plans, plans established by self-employed persons ("Keogh plans"), simplified employee pension plans ("SEPs"), individual retirement plan accounts ("IRAs"), Roth IRAs, and tax-deferred annuities ("TDAs"). The Contracts may also be used with defined contribution annuity plans qualifying for federal tax benefits under Section 403(c) of the Code ("Section 403(c) annuities"). The provisions of the tax law that apply to these retirement arrangements that may be funded by the Contracts are complex, and Participants are advised to consult a qualified tax adviser.

The Contracts may also be used with certain deferred compensation plans of a state or local government or a tax-exempt organization (called "Section 457 Plans" after the Internal Revenue Code section that governs their structure). The tax rules for such plans involve, among other things, limitations on contributions and minimum distribution requirements. Tax-exempt organizations or governmental employers considering the use of the Contracts to fund or otherwise provide deferred compensation to their employees should consult with a qualified tax adviser concerning these specific requirements. Please refer to the discussion of Entity Owners on page 35, which may be applicable in certain circumstances.

CONTRIBUTIONS

In general, assuming that the requirements and limitations of tax law applicable to the particular type of plan are adhered to by Participants and Employers, contributions made under a qualified retirement arrangement funded by a Contract are deductible (or not includible in income) up to certain amounts each year.

Contributions to a Roth IRA are subject to certain limits, and are not deductible for federal income tax purposes. Contributions to Section 403(c) annuities are not deductible.

EARNINGS

Under the retirement programs with which the Contracts may be used, federal income tax currently is not imposed upon the investment income and realized gains earned by the Subaccounts in which the contributions have been invested until a distribution or withdrawal is received.

DISTRIBUTIONS OR WITHDRAWALS

When a distribution or withdrawal is received, either as a lump sum, an annuity, or as regular payments in accordance with a systematic withdrawal arrangement, all or a portion of the distribution or withdrawal is normally taxable as ordinary income. In some cases, the tax on lump sum distributions may be limited by a special income-averaging rule. The effect of federal income taxation depends largely upon the type of retirement plan and a generalized description, beyond that given here, is not particularly useful. Careful review of tax law applicable to the particular type of plan is necessary.

Furthermore, premature distributions or withdrawals may be restricted or subject to a penalty tax. Participants contemplating a withdrawal should consult a qualified tax adviser.

Under a Roth IRA, distributions are generally not taxable for federal income tax purposes if they are made after attainment of age 59-1/2 or for certain other reasons and if the individual had a Roth IRA in effect for at least five years.

MINIMUM DISTRIBUTION RULES

In general, distributions from qualified retirement arrangements and Section 457 Plans must begin by the "Required Beginning Date" which is April 1 of the calendar year following the later of (1) the year in which the Participant attains age 70-1/2 or (2) the Participant retires. The following exceptions apply:

     o For a TDA, only benefits accruing after December 31, 1986 must begin distribution by the Required Beginning Date.

     o    For IRAs, (2) above does not apply.

     o Roth IRAs are not subject to these pre-death minimum distribution rules.

Distributions that are made after the Required Beginning Date must generally be made in the form of an annuity for the life of the Participant or the lives of the Participant and his designated beneficiary, or over a period that is not longer than the life expectancy of the Participant or the life expectancies of the Participant and his designated beneficiary.

Distributions to beneficiaries are also subject to minimum distribution rules. If a Participant dies before his entire interest in his Participant Account has been distributed, his remaining interest must be distributed at least as rapidly as under the method of distribution being used as of the Participant's date of death. If the Participant dies before distributions have begun (or are treated as having begun) the entire interest in his Participant Account must be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death. Alternatively, if there is a designated beneficiary, the designated beneficiary may elect to receive payments beginning no later than December 31 of the calendar year immediately following the year in which the Participant dies and continuing for the beneficiary's life or a period not exceeding the beneficiary's life expectancy (except that with respect to distributions from a Section 457 Plan, such period cannot exceed 15 years). Special rules apply where the deceased Participant's spouse is his designated beneficiary.

In addition to the above rules, with respect to a Section 457 Plan, any distribution that is payable over a period of more than one year can only be made in substantially non-increasing amounts no less frequently than annually.

An excise tax applies to Participants or beneficiaries who fail to take the minimum distribution in any calendar year.

SECTION 403(C) ANNUITY ARRANGEMENTS USING THE CONTRACTS

Contributions to Section 403(c) annuities are neither deductible nor subject to tax law limitations on their amount. Federal income tax currently is not imposed upon the investment income and realized gains earned by the Subaccounts in which contributions have been invested until a distribution or withdrawal is received. When a distribution or withdrawal is received, either as a lump sum, an annuity, or as regular payments in accordance with a systematic withdrawal arrangement, a portion of the distribution or withdrawal is taxable as ordinary income. Section 403(c) annuities are subject to neither the Minimum Distribution Rules described above nor to the rules described below as Penalty Taxes on Withdrawals and Annuity Payments and Required Distributions Upon Death of Participant.

TAXES PAYABLE BY PARTICIPANT

We believe the Contracts are annuity contracts for tax purposes. Accordingly, as a general rule, Participants should not pay any tax on investment earnings until money is received under the Contracts. Generally, annuity contracts issued by the same company (and affiliates) to a Participant during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

TAXES ON WITHDRAWALS AND SURRENDER

If a Participant makes a withdrawal from the Contract or surrenders it before annuity payments begin, the amount received will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn.

If a Participant assigns all or part of the Contract as collateral for a loan, the part assigned will be treated as a withdrawal. Also, if a Participant elects the interest payment option, this will be treated, for tax purposes, as a surrender of the Contract.

If a Participant transfers the Contract for less than full consideration, such as by gift, tax will be triggered on the gain in the Contract. This rule does not apply to transfers to a spouse or incident to divorce.

TAXES ON ANNUITY PAYMENTS

A portion of each annuity payment a Participant receives will be treated as a partial return of purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment received by a fraction, the numerator of which is the purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Contract.

After the full amount of the purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of the purchase payments have been recovered, a tax deduction is allowed for the unrecovered amount.

PENALTY TAXES ON WITHDRAWALS AND ANNUITY PAYMENTS

Any taxable amount received under the Contract may be subject to a 10 percent penalty tax. Amounts are not subject to this penalty tax if:

     o the amount is paid on or after age 59-1/2 or the death of the Participant;

     o the amount received is attributable to the Participant becoming disabled;

     o the amount paid or received is in the form of level payments not less frequently than annually for life (or a period not exceeding life expectancy); or

     o the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

If the lifetime annuity payment stream is modified (other than as a result of death or disability) before age 59-1/2 (or before the end of the five year period beginning with the first payment and ending after age 59-1/2), the tax for the year of modification will be increased by the penalty tax that would have been imposed without the exception, plus interest for the deferral.

TAXES PAYABLE BY BENEFICIARIES

Generally, the same tax rules apply to amounts received by a beneficiary as those set forth above with respect to a Participant. The election of an annuity payment option instead of a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon the death of a Participant, as discussed further below.

REQUIRED DISTRIBUTIONS UPON DEATH OF PARTICIPANT

Certain distributions must be made under the Contract upon the death of a Participant. The required distributions depend on whether the Participant dies on or before the start of annuity payments under the Contract or after annuity payments are started under the Contract.

If the Participant dies on or after the annuity date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

If the Participant dies before the annuity date, the entire interest in the Contract must be distributed within 5 years after the date of death. However, if an annuity payment option is selected by the designated beneficiary and if annuity payments begin within 1 year of the death of the Participant, the value of the Contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. The designated beneficiary is the person to whom ownership of the Contract passes by reason of death, and must be a natural person.

If any portion of the Contract is payable to (or for the benefit of) a Participant's surviving spouse, such portion of the Contract may be continued with the spouse as the owner.

ENTITY OWNERS

When a Contract is held by a non-natural person (for example, a corporation), the Contract generally will not be taxed as an annuity and increases in the value of the Contract will be subject to tax. Exceptions include contracts held by an entity as an agent for a natural person, contracts held under a qualified pension or profit sharing plan, a TDA or individual retirement plan (see discussion above) or contracts that provide for immediate annuities.

WITHHOLDING

Taxable amounts distributed from annuity contracts in nonqualified annuity arrangements are subject to tax withholding. Participants may generally elect not to have tax withheld from payments. The rate of withholding on annuity payments will be determined on the basis of the withholding certificate filed with us. Absent these elections, we will withhold the tax amounts required by the applicable tax regulations. Participants may be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient. Participants who fail to provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding.

In addition, certain distributions from qualified plans, which are not directly rolled over or transferred to another eligible qualified plan, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: (1) distributions for the life or life expectancy of the Participant, or joint and last survivor expectancy of the Participant and a designated beneficiary; or (2) distributions for a specified period of 10 years or more;(3) distributions required as minimum distributions. Amounts that are received under a Contract used in connection with a Section 457 Plan are treated as wages for federal income tax purposes and are, thus, subject to general withholding requirements; or (4) hardship distribution of salary deferral amounts.

TAXES ON PRUDENTIAL

Although the Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Subaccounts invested in the Funds are taxed as part of the operations of Prudential. No charge is being made currently against those Subaccounts for company federal income taxes. Prudential will review the question of a charge to the Subaccounts invested in the Funds for company federal income taxes periodically. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

                              ERISA CONSIDERATIONS

Employer involvement and other factors will determine whether a Contract is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). If applicable, ERISA and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the Contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Contract. This information has to do primarily with the fees, charges, discounts and other costs related to the Contract, as well as any commissions paid to any agent selling the Contract.

Information about any applicable fees, charges, discounts, penalties or adjustments may be found under "Charges, Fees and Deductions" starting on page 28.

Information about sales representatives and commissions may be found under "Other Information" and "Sale of the Contract and Sales Commissions" on pages 38 and 39.

In addition, other relevant information required by the exemptions is contained in the Contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

                              EFFECTING AN ANNUITY

Subject to the restrictions on withdrawals from tax-deferred annuities subject to Section 403(b) of the Code, and subject to the provisions of the retirement arrangement that covers him or her, a Participant may elect at any time to have all or a part of his or her interest in the Participant Account used to purchase a fixed dollar annuity under the Contracts. The Contracts do not provide for annuities that vary with the investment results of any Subaccount. Withdrawals from the Participant Account that are used to purchase a fixed dollar annuity under the Contracts become part of Prudential's general account, which supports insurance and annuity obligations.

In electing to have an annuity purchased, the Participant may select from the forms of annuity described below, unless the retirement arrangement covering the Participant provides otherwise. The annuity is purchased on the first day of the month following receipt by us of proper written notice on a form we have approved that the Participant has elected to have an annuity purchased, or on the first day of any subsequent month that the Participant designates. We generally will make the first monthly annuity payment within one month of the date on which the annuity is purchased.

Under certain types of retirement arrangements, the Retirement Equity Act of 1984 requires that in the case of a married Participant, certain elections of payouts which are not qualified joint and survivor annuities must include the consent and signatures of the Participant and his spouse and must be notarized or witnessed by an authorized plan representative. A "qualified joint and survivor annuity" is an annuity for the Participant's lifetime with at least 50% of the amount payable to the Participant continued after the Participant's death to his or her spouse, if then living.

Once annuity payments begin, the annuitant cannot surrender his or her annuity benefit and receive a one sum payment.

We make the following forms of annuity available to Participants.

LIFE ANNUITY WITH PAYMENTS CERTAIN

This is an immediate annuity payable monthly during the lifetime of the annuitant. We guarantee that if, at the death of the annuitant, payments have been made for less than the period certain (which may be 60, 120, 180, or 240 months, as selected by the annuitant), they will be continued during the remainder of the selected period to his or her beneficiary.

ANNUITY CERTAIN

This is an immediate annuity payable monthly for a period certain which may be 60, 120, 180, or 240 months, as selected by the annuitant. If the annuitant dies during the period certain, we will continue payments in the same amount the annuitant was receiving to his or her beneficiary. We make no further payments after the end of the period certain.

JOINT AND SURVIVOR ANNUITY WITH PAYMENTS CERTAIN

This is an immediate annuity payable monthly during the lifetime of the annuitant with payments continued after his or her death to the contingent annuitant, if surviving, for the latter's lifetime. Until the selected number of payments certain have been paid, payments made to the contingent annuitant after the annuitant's death are the same as those the annuitant was receiving. Thereafter, the payments continued to the contingent annuitant will be a percentage of the monthly amount paid to the annuitant such as 33%, 50%, 66%, or 100% as selected by the annuitant. The amounts of each payment made to the annuitant will be lower as the percentage he or she selects to be paid to the contingent annuitant is higher. If both the annuitant and the contingent annuitant die during the period certain (which may be 60, 120, 180, or 240 months, as selected by the annuitant), we will continue payments during the remainder of the period certain to the properly designated beneficiary.

We may make other forms of annuity available under the Contracts. The retirement arrangement under which the Participant is covered may restrict the forms of annuity that a Participant may elect.

If the dollar amount of the first monthly annuity payment is less than the minimum amount specified in the Contract, or if the beneficiary is other than a natural person receiving payments in his or her own right, we may elect to pay the commuted value of the unpaid payments certain in one sum.

PURCHASING THE ANNUITY

Prudential does not deduct a withdrawal charge from contributions withdrawn to purchase an annuity. We apply the value of your Participant Account, less any applicable taxes, to the appropriate annuity purchase rate determined in accordance with the schedule in the Contract at the time the annuity is purchased. However, we may determine monthly payments from schedules of annuity purchase rates providing for larger payments than the rates shown in the Contract.

We guarantee the schedule of annuity purchase rates in a Contract for ten years from the date the Contract is issued. If at any time after a Contract has been in effect for ten years, we modify the schedule of annuity purchase rates, the modification is also guaranteed for ten years. A change in the schedule of annuity purchase rates used for an annuity certain with 180 payments or less, as described above, will apply only to amounts added to a Participant Account after the date of change. A change in any other schedule will apply to all amounts in a Participant Account.

                                OTHER INFORMATION

MISSTATEMENT OF AGE OR SEX

If an annuitant's stated age or sex (except where unisex rates apply) or both are incorrect, we will change each benefit and the amount of each annuity payment to that which the total contributions would have bought for the correct age and sex. Also, we will adjust for the amount of any overpayments we have already made.

SALE OF THE CONTRACT AND SALES COMMISSIONS

Prudential Investment Management Services LLC ("PIMS"), a wholly-owned direct subsidiary of Prudential, acts as the principal underwriter of the Contract. PIMS was organized in 1996 under Delaware law, is registered as a broker and dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. PIMS' principal business address is 751 Broad Street, Newark, NJ 07102. The Contract is sold by registered representatives of PIMS who are also authorized by state insurance departments to do so. The maximum commission that we will pay to the broker-dealer to cover both the individual representative's commission and other distribution expenses will not exceed 3.0% of the purchase payment.

VOTING RIGHTS

As stated above, all of the assets held in the Subaccounts of the Discovery Account are invested in shares of the corresponding Funds. We are the legal owner of those shares. As such, we have the right to vote on any matter voted on at any shareholders meetings of the Funds. However, as required by law, we vote the shares of the Funds at any regular and special shareholders meetings the Funds are required to hold in accordance with voting instructions received from Participants. The Funds may not hold annual shareholders meetings when not required to do so under the laws of the state of their incorporation or the Investment Company Act of 1940. Fund shares for which no timely instructions from Participants are received, and any shares owned directly or indirectly by us, are voted in the same proportion as shares in the respective portfolios for which instructions are received. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit us to vote shares of the Funds in our own right, we may elect todo so.

Generally, Participants may give voting instructions on matters that would be changes in fundamental policies and any matter requiring a vote of the shareholders of the Funds. With respect to approval of the investment advisory agreement or any change in a portfolio's fundamental investment policy, Participants participating in such portfolios will vote separately on the matter, as required by applicable securities laws.

The number of Fund shares for which a Participant may give instructions is determined by dividing the portion of the value of the Participant Account derived from participation in a Subaccount, by the value of one share in the corresponding portfolio of the applicable Fund. The number of votes for which you may give us instructions is determined as of the record date chosen by the Board of the applicable Fund. We furnish you with proper forms and proxies to enable you to give these instructions. We reserve the right to modify the manner in which the weight to be given to voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.

We may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Funds' portfolios, or to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds' portfolios, provided that we reasonably disapprove such changes in accordance with applicable federal regulations. If we do disregard voting instructions, we will advise you of that action and our reasons for such action in the next annual or semi-annual report.

SUBSTITUTION OF FUND SHARES

Although we believe it to be unlikely, it is possible that in the judgment of its management, one or more of the Funds may become unsuitable for investment by Contractholders and Participants. This may occur because of investment policy changes, tax law changes, the unavailability of shares for investment or at our discretion. In that event, we may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, we would have to obtain the approval of the SEC, and possibly one or more state insurance departments. We would notify Contractholders and Participants of any such substitution.

PERFORMANCE INFORMATION

We may depict performance information for the Subaccounts in advertising and reports to current and prospective Contractholders and Participants. Performance information is based on the historical investment experience of the Funds, adjusted to take charges under the Contract into account, and does not indicate or represent future performance.

Total returns are based on the overall dollar or percentage change in value of a hypothetical investment over a stipulated period, and assume a surrender of the Contract at the end of the period. Total return quotations reflect changes in unit values and the deduction of applicable charges.

A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period.

The Money Market Subaccount may advertise its current and effective yield. Current yield reflects the income generated by an investment in the Subaccount over a specified seven-day period. Effective yield is calculated in a similar manner, except that income earned is assumed to be reinvested.

Reports or advertising may include comparative performance information, including, but not limited to:

     o    comparisons to market indices,

     o    comparisons to other investments,

     o    performance rankings,

     o    personalized illustrations of historical performance, and

     o    data presented by analysts or included in publications.

See Performance Information in the Statement of Additional Information for recent performance information.

REPORTS TO PARTICIPANTS

We will send Participants, at least annually, reports showing as of a specified date the number of units credited to them in the Subaccounts of the Discovery Account. We also will send each Participant annual and semi-annual reports for the applicable Funds.

STATE REGULATION

Prudential is subject to regulation by the Department of Banking and Insurance of the State of New Jersey as well as by the insurance departments of all the other states and jurisdictions in which it does business. Prudential must file an annual statement in a form promulgated by the National Association of Insurance Commissioners. This annual statement is reviewed and analyzed by the New Jersey Department, which makes an independent computation of Prudential's legal reserve liabilities and statutory apportionments under its outstanding contracts. New Jersey law requires a quinquennial examination of Prudential to be made. Examination involves an extensive audit including, but not limited to, an inventory check of assets, sampling techniques to check the performance by Prudential of its contracts and an examination of the manner in which divisible surplus has been apportioned and distributed to policyholders and Contractholders. This regulation does not involve any supervision or control over the investment policies of the Subaccounts or over the selection of investments for them, except for verification of the compliance of Prudential's investment portfolio with New Jersey law.

The laws of New Jersey also contain special provisions which relate to the issuance and regulation of contracts on a variable basis. These laws set forth a number of mandatory provisions which must be included in contracts on a variable basis and prohibit such contracts from containing other specified provisions. The Department may initially disapprove or subsequently withdraw approval of any contract if it contains provisions which are "unjust, unfair, inequitable, ambiguous, misleading, likely to result in misrepresentation or contrary to law." New Jersey also can withhold or withdraw approval if sales are solicited by communications which involve misleading or inadequate descriptions of the provisions of the contract.

In addition to the annual statement referred to above, Prudential is required to file with New Jersey and other states a separate statement with respect to the operations of all its variable contracts accounts, in a form promulgated by the National Association of Insurance Commissioners.

LITIGATION

We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal regulatory actions include proceedings specific to our practices and proceedings generally applicable to business practices in the industries in which we operate. As an example of such litigation, in March, 2000, plaintiffs filed a purported class action against us titled Olmsted v. Pruco Life Insurance Company of New Jersey and The Prudential Insurance Company of America, alleging that certain fees and expenses charged to the plaintiffs in connection with the sale of variable annuities since March 1, 1997 were excessive and unreasonable. In certain of these lawsuits, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

In particular, Pruco Life and Prudential have been subject to substantial regulatory actions and civil litigation involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries including Pruco Life, entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls and a series of fines, and are in the process of distributing final remediation relief to eligible class members. In many instances, claimants have the right to "appeal" the decision to an independent reviewer. The bulk of such appeals were resolved in 1999, and the balance is expected to be addressed in 2000. As of January 31, 2000, Prudential and/or Pruco Life remained a party to two putative class actions and approximately 158 individual actions relating to permanent life insurance policies issued in the United States between 1982 and 1995. Additional suits may be filed by individuals who opted out of the settlements. While the approval of the class action settlement is now final, Prudential and Pruco Life remain subject to oversight and review by insurance regulators and other regulatory authorities with respect to their sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements.

In 1999, 1998, 1997 and 1996, Prudential recorded provision in its Consolidated Statements of Operation of $100 million, $1,150 million, $2,030 million and $1,125 million, respectively, to provide for estimated remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against Prudential separately, and other fees and expenses associated with the resolution of sales practices issues.

STATEMENT OF ADDITIONAL INFORMATION

The contents of the Statement of Additional Information include:

Definitions .........................................................    2
Other Contract Provisions ...........................................    2
Administration ......................................................    2
Performance Information .............................................    3
Directors of Prudential .............................................    6
Principal Officers of Prudential ....................................    9
Sale of Contracts ...................................................   10
Legal Matters .......................................................   10
Experts .............................................................   10
Consolidated Financial Statements
  of the Prudential Insurance
  Company of America and its
  Subsidiaries ......................................................  B-1

ADDITIONAL INFORMATION

Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this Prospectus. This Prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. You may obtain the omitted information, however, from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

You may obtain further information, including the Statement of Additional Information, from us without charge. The addresses and telephone numbers are set forth on the cover page of this Prospectus.

STATEMENT OF ADDITIONAL INFORMATION                                  MAY 1, 2000


DISCOVERY PREMIER
         ----------------
       GROUP RETIREMENT ANNUITY


                                DISCOVERY PREMIER
                        GROUP VARIABLE ANNUITY CONTRACTS

                                 ISSUED THROUGH

                       PRUDENTIAL DISCOVERY PREMIER GROUP
                            VARIABLE CONTRACT ACCOUNT

The Prudential Insurance Company of America ("Prudential") offers the DISCOVERY PREMIER(SM) Group Variable Annuity Contracts for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986 (the "Code") and with non-qualified annuity arrangements on a continuous basis. Contributions to the Contract made on behalf of a Participant may be invested in one or more of the 35 Subaccounts of Prudential Discovery Premier Group Variable Contract Account as well as the Guaranteed Interest Account. Each Subaccount is invested in a corresponding Portfolio of The Prudential Series Fund, Inc., AIM Variable Insurance Funds, Inc., Alliance Variable Products Series Fund, American Century Variable Portfolios, Inc., Davis Variable Account Fund, Inc., Dreyfus Socially Responsible Growth Fund, Inc., Franklin Templeton Variable Insurance Products Trust, John Hancock Declaration Trust, Invesco Variable Investment Funds, Inc., Janus Aspen Series, MFS Variable Insurance Trust, and Warburg Pincus Trust.

                                   ----------

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS, DATED MAY 1, 2000. CERTAIN PORTIONS OF THAT MAY 1, 2000 PROSPECTUS ARE INCORPORATED BY REFERENCE INTO THIS STATEMENT OF ADDITIONAL INFORMATION.

                                TABLE OF CONTENTS
                                                                            PAGE

DEFINITIONS ...............................................................   2
OTHER CONTRACT PROVISIONS .................................................   2
  ASSIGNMENT ..............................................................   2
  PARTICIPATION IN DIVISIBLE SURPLUS ......................................   2

ADMINISTRATION ............................................................   2

PERFORMANCE INFORMATION ...................................................   3
  AVERAGE ANNUAL TOTAL RETURN .............................................   3
  NON-STANDARD TOTAL RETURN ...............................................   3
  PERFORMANCE INFORMATION .................................................   3

DIRECTORS OF PRUDENTIAL ...................................................   6

OFFICERS OF PRUDENTIAL ....................................................   9

SALE OF THE CONTRACTS .....................................................  10

LEGAL MATTERS .............................................................  10

EXPERTS ...................................................................  10

CONSOLIDATED FINANCIAL STATEMENTS
  OF THE PRUDENTIAL INSURANCE COMPANY
  OF AMERICA AND ITS SUBSIDIARIES .........................................  B-1


                         PRUDENTIAL
                         30 Scranton Office Park
                         Scranton, PA 18507-1789
                         Telephone 1-800-458-6333

DEFINITIONS

CONTRACTS--The group variable annuity contracts described in the Prospectus and offered for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code and with non-qualified annuity arrangements.

FUNDS--The Portfolios of the Prudential Series Fund, Inc., AIM Variable Insurance Funds, Inc., Alliance Variable Products Series Fund, American Century Variable Portfolios, Inc., Davis Variable Account Fund, Inc., Dreyfus Socially Responsible Growth Fund, Inc., Franklin Templeton Variable Insurance Products Trust, John Hancock Declaration Trust, Invesco Variable Investment Funds, Inc., Janus Aspen Series, MFS Variable Insurance Trust, and Warburg Pincus Trust.

PARTICIPANT--A person who makes contributions, or for whom contributions have been made, and to whom they remain credited under the Contract.

PARTICIPANT ACCOUNT--An account established for each Participant to record the amount credited to the Participant under the Contract.

PARTICIPANT ACCOUNT VALUE--The dollar amount held in a Participant Account.

PRUDENTIAL--The Prudential Insurance Company of America. "We," "us," or "our" means Prudential.

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT--A separate account of Prudential registered under the Investment Company Act of 1940 as a unit investment trust (the "Discovery Account"), invested through its Subaccounts in shares of the corresponding Funds.

SUBACCOUNT--A division of the Discovery Account, the assets of which are invested in shares of the corresponding Funds.

We set out other defined terms in the Prospectus.

                            OTHER CONTRACT PROVISIONS


ASSIGNMENT

Unless contrary to applicable law, the right to any payment under the Contract is neither assignable nor subject to the claim of any creditor.

PARTICIPATION IN DIVISIBLE SURPLUS

A mutual life insurance company differs from a stock life insurance company in that it has no stockholders who are the owners of the enterprise. Accordingly, a Contractholder of Prudential participates in the divisible surplus of Prudential, according to the annual determination of Prudential's Board of Directors as to the portion, if any, of the divisible surplus which has accrued on the Contracts. No assurance can be given as to the amount of divisible surplus, if any, that will be available for distribution under these Contracts in the future. As discussed in the Prospectus, Prudential is considering reorganizing itself into a stock company.

                                 ADMINISTRATION

The assets of each Subaccount of the Discovery Account are invested in a corresponding Fund. The prospectus and the statement of additional information of each Fund describe the investment management and administration of that Fund.

We are generally responsible for the administrative and recordkeeping functions of the Discovery Account and pay the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participant Accounts, preparing and distributing confirmations, statements, and reports. The administrative and recordkeeping expenses borne by us include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.

We are reimbursed for these administrative and recordkeeping expenses by the daily charge against the assets of each Subaccount for administrative expenses. That daily charge is equal to a maximum effective annual rate of 0.75% of the net assets in each Subaccount.


                             PERFORMANCE INFORMATION

AVERAGE ANNUAL TOTAL RETURN

The Discovery Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission ("SEC"). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made. Premium taxes are not included in the term "charges" for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of the specified period to the ending redeemable value at the end of the period according to the following formula:

                                 P(1 + T)n = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

NON-STANDARD TOTAL RETURN

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method.

The Discovery Account may present total return information computed on the same basis as the standardized method except that charges deducted from the hypothetical contribution will not include any withdrawal charge. Consistent with the long-term investment and retirement objectives of the Contract, this total return presentation may assume that investment in the Contract continues beyond the period when the withdrawal charge applies. The total return percentage under this non-standardized method will be higher than that resulting from the standardized method.

The Discovery Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Discovery Account for the specified period.

PERFORMANCE INFORMATION

The tables below provide performance information for each Subaccount for specified periods ending December 31, 1999. No standard total return table is included because the Subaccounts are only commencing operations on or after the date of this Statement of Additional Information. For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as "hypothetical performance data"). Standard and non-standard average annual return calculations include all of the fees under the Contract (i.e., the mortality and expense risk charge and the administrative fee). This information does not indicate or represent future performance.


Table 1 below shows average annual total return assuming a hypothetical investment of $1,000 at the beginning of the period via the
Subaccount investing in the applicable Fund and ending on 12/31/99. The tables use the same assumptions as SEC standardized performance, except that they do not reflect withdrawal charges. They do reflect the mortality and expense risk fee and the administrative fee. If the withdrawal charge were included, the performance numbers would have been less than those shown below.

                                                               TABLE 1

                                                      SUBACCOUNT "HYPOTHETICAL"
                                                     AVERAGE ANNUAL TOTAL RETURN
                                                       ASSUMING NO WITHDRAWAL

                                                                                                          FROM DATE
                                                      ONE YEAR    THREE YEARS  FIVE YEARS    TEN YEARS   ESTABLISHED
                                                        ENDED        ENDED        ENDED        ENDED       THROUGH     INCEPTION
FUND PORTFOLIO                                        12/31/99     12/31/99     12/31/99     12/31/99     12/31/99       DATE
--------------                                        --------     --------     --------     --------     --------     ---------
THE PRUDENTIAL SERIES FUND, INC.
  Conservative Balanced Portfolio ..................    5.80%        9.69%        11.40%        9.38%        9.70%      Jan-94
  Diversified Bond Portfolio .......................   -1.64%        4.02%         6.90%        6.79%        7.72%      Jan-94
  Equity Income Portfolio ..........................   11.63%       13.59%        16.43%       13.16%       13.81%      Feb-88
  Equity Portfolio .................................   11.57%       14.40%        18.09%       14.18%       14.08%      Jan-94
  Flexible Managed Portfolio .......................    6.88%       11.01%        13.70%       10.87%       10.90%      Jan-94
  Global Portfolio .................................   47.37%       24.76%        21.54%       12.48%       13.43%      Jan-94
  Government Income Portfolio ......................   -3.60%        4.29%         6.39%        6.19%        6.83%      Jan-94
  High Yield Bond Portfolio ........................    3.71%        4.24%         7.86%        8.89%        7.08%      Feb-87
  Money Market Portfolio ...........................    4.06%        4.33%         4.45%        4.28%        5.40%      May-83
  Prudential Jennison Portfolio ....................   41.30%       36.16%          N/A          N/A        31.33%      May-95
  Small Capitalization Stock Portfolio .............   11.78%       10.96%          N/A          N/A        15.20%      Apr-95
  Stock Index Portfolio ............................   19.64%       26.26%        27.24%       16.85%       18.06%      Jan-94
  20/20 Focus Portfolio ............................     N/A          N/A           N/A          N/A        29.24%      May-99

AIM VARIABLE INSURANCE FUNDS, INC.
  AIM V.I. Government Securities Fund ..............   -2.22%        3.86%         5.43%         N/A         3.77%      May-93
  AIM V.I. International Equity Fund ...............   54.14%       23.28%        21.03%         N/A        17.92%      May-93
  AIM V.I. Value Fund ..............................   29.00%       27.71%        26.33%         N/A        22.17%      May-93

ALLIANCE VARIABLE PRODUCTS SERIES
FUND, INC.
  Premier Growth Portfolio .........................   31.42%       36.97%        35.13%         N/A        25.41%      Jun-92
  Growth and Income Portfolio ......................   10.47%       19.24%        23.01%         N/A        14.58%      Jan-91
  Quasar Portfolio .................................   16.18%        8.97%          N/A          N/A         9.73%      Aug-96

AMERICAN CENTURY VARIABLE
PORTFOLIOS, INC.
  VP Income & Growth ...............................   17.12%         N/A           N/A          N/A        23.79%      Oct-97

DAVIS VARIABLE ACCOUNT FUND, INC.
  Davis Value Portfolio ............................     N/A          N/A           N/A          N/A       -22.33%      Jun-99

DREYFUS SOCIALLY RESPONSIBLE GROWTH
FUND, INC.
  Dreyfus Socially Responsible Growth Fund .........   29.90%       28.40%        27.76%         N/A        23.21%      Oct-93

FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
  Franklin Small Cap Fund--Class 1 .................    74.03%        N/A           N/A          N/A        32.30%      May-98
  Templeton International Securities Fund--Class 1 .    22.71%      14.59%        16.31%         N/A        14.46%       May-92

JOHN HANCOCK DECLARATION TRUST
  V.A. Bond Fund ...................................   -1.42%        5.07%          N/A          N/A         5.82%      Aug-96

INVESCO VARIABLE INVESTMENT FUNDS, INC.
  INVESCO VIF--Dynamics Fund .......................    54.70%        N/A           N/A          N/A        91.12%      Aug-97

JANUS ASPEN SERIES
  Aggressive Growth Portfolio ......................  124.49%       49.60%        35.33%         N/A        33.30%      Sep-93
  Growth & Income Portfolio ........................   73.15%         N/A           N/A          N/A        63.74%      Jun-99
  Worldwide Growth Portfolio .......................   63.57%       36.43%        32.71%         N/A        28.63%      Sep-93

MFS VARIABLE INSURANCE TRUST
  MFS Bond Series ..................................   -2.46%        4.11%          N/A          N/A         3.92%      Oct-95
  MFS Emerging Growth Series .......................   75.81%       41.54%          N/A          N/A        35.54%      Jul-95
  MFS Growth Series ................................     N/A          N/A           N/A          N/A        39.11%      May-99
  MFS Growth With Income Series ....................    5.79%       18.30%          N/A          N/A        20.22%      Oct-95
  MFS Total Return Series ..........................    2.18%       11.09%          N/A          N/A        14.52%      Jan-95

WARBURG PINCUS TRUST
  Emerging Growth Portfolio ........................     N/A          N/A           N/A       N/A           31.05%      Sep-99


MONEY MARKET SUBACCOUNT YIELD

The "yield" and "effective yield" figures for the Money Market Subaccount shown below were calculated using historical investment returns of the Money Market Portfolio of the Prudential Series Fund. All fees, expenses and charges associated with the DISCOVERY PREMIER Group Annuity and the Series Fund have been reflected, except the withdrawal charge.

The "yield" and "effective yield" of the Money Market Subaccount for the seven days ended December 31, 1999, were 3.65% and 3.72%, respectively.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%.

The deduction referred to above consists of the 0.15% charge for mortality and expense risks and the 0.75% charge for administration. It does not reflect the withdrawal charge.

The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = (base period return + 1)365/7 -1.

The yield on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

COMPARATIVE PERFORMANCE INFORMATION

Reports or advertising may include comparative performance information, including, but not limited to: (1) comparisons to market indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 Index, the Value Line Composite Index, the Russell 2000 Index, the Morgan Stanley World Index, the Lehman Brothers bond indices; (2) comparisons to other investments, such as certificates of deposit; (3) performance rankings assigned by services such as Morningstar, Inc. and Variable Research and Data Services (VARDS), and Lipper Analytical Services, Inc.; (4) data presented by analysts such as Dow Jones, A.M. Best, The Bank Rate Monitor National Index; and (5) data in publications such as The Wall Street Journal, Times, Forbes, Barrons, Fortune, Money Magazine, and Financial World.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                    DIRECTORS


FRANKLIN E. AGNEW--Director since 1994 (current term expires April, 2005). Member, Committee on Finance & Dividends; Member, Corporate Governance Committee. Business consultant since 1987. Chief Financial Officer, H.J. Heinz from 1971 to 1986. Mr. Agnew is also a director of Erie Plastics Corporation. Age 65. Address: 600 Grant Street, Suite 660, Pittsburgh, PA 15219.

FREDERIC K. BECKER--Director since 1994 (current term expires April, 2005). Member, Auditing Committee; Member, Corporate Governance Committee. President, Wilentz Goldman and Spitzer, P.A. (law firm) since 1989, with firm since 1960. Age 64. Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.

GILBERT F. CASELLAS--Director since 1998 (current term expires April, 2003). Member, Compensation Committee. President and Chief Operating Officer, The Swarthmore Group, Inc. since 1999. Partner, McConnell Valdes, LLP in 1998. Chairman, U.S. Equal Employment Opportunity Commission from 1994 to 1998. Age
47. Address: 1646 West Chester Pike, Suite 3, West Chester, PA 19382.

JAMES G. CULLEN--Director since 1994 (current term expires April, 2001). Member, Compensation Committee; Member, Committee on Business Ethics. President & Chief Operating Officer, Bell Atlantic Corporation, since 1998. President & Chief Executive Officer, Telecom Group, Bell Atlantic Corporation, from 1997 to 1998. Vice Chairman, Bell Atlantic Corporation from 1995 to 1997. President, Bell Atlantic Corporation from 1993 to 1995. Mr. Cullen is also a director of Bell Atlantic Corporation and Johnson & Johnson. Age 57. Address: 1310 North Court House Road, 11th Floor, Alexandria, VA 22201.

CAROLYNE K. DAVIS--Director since 1989 (current term expires April, 2001). Member, Committee on Business Ethics; Member, Compensation Committee. Independent Health Care Advisor since 1997. Health Care Advisor, Ernst & Young, LLP from 1985 to 1997. Dr. Davis is also a director of Beckman Coulter Instruments, Inc., Merck & Co., Inc., Minimed Incorporated, Science Applications International Corporation, and Beverley Enterprises. Age 68. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

ROGER A. ENRICO--Director since 1994 (current term expires April, 2002). Member, Committees on Nominations & Corporate Governance; Member, Compensation Committee. Chairman and Chief Executive Officer, PepsiCo, Inc. since 1996. Mr. Enrico originally joined PepsiCo, Inc. in 1971. Mr. Enrico is also a director of A.H. Belo Corporation, Target Corporation, and Electronic Data Systems. Age 55.
Address: 700 Anderson Hill Road, Purchase, NY 10577.

ALLAN D. GILMOUR--Director since 1995 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Finance & Dividends. Retired since 1995. Vice Chairman, Ford Motor Company, from 1993 to 1995. Mr. Gilmour originally joined Ford in 1960. Mr. Gilmour is also a director of Whirlpool Corporation, MediaOne Group, Inc., The Dow Chemical Company and DTE Energy Company. Age 65. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

WILLIAM H. GRAY III--Director since 1991 (current term expires April, 2004). Chairman, Committees on Nominations & Corporate Governance. Member, Executive Committee; Member, Committee on Business Ethics. President and Chief Executive Officer, The College Fund/UNCF since 1991. Mr. Gray served in Congress from 1979 to 1991. Mr. Gray is also a director of Chase Manhattan Corporation, Chase Manhattan Bank, Municipal Bond Investors Assurance Corporation,

Rockwell International Corporation, Warner-Lambert Company, CBS Corporation, Electronic Data Systems, and Ezgov.com, Inc. Age 58. Address: 8260 Willow Oaks Corp. Drive, Fairfax, VA 22031-4511.

JON F. HANSON--Director since 1991 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Business Ethics. Chairman, Hampshire Management Company since 1976. Mr. Hanson is also a director of James E. Hanson Management Company, Neumann Distributors, Inc., United Water Resources, and Consolidated Delivery and Logistics. Age 63. Address: 235 Moore Street, Suite 200, Hackensack, NJ 07601.

GLEN H. HINER--Director since 1997 (current term expires April, 2001). Member, Compensation Committee. Chairman and Chief Executive Officer, Owens Corning since 1992. Senior Vice President and Group Executive, Plastics Group, General Electric Company from 1983 to 1991. Mr. Hiner is also a director of Dana Corporation, Owens Corning, and Kohler, Co. Age 65. Address: One Owens Corning Parkway, Toledo, OH 43659.

CONSTANCE J. HORNER--Director since 1994 (current term expires April, 2002). Member, Auditing Committee; Member, Committees on Nominations & Corporate Governance. Guest Scholar, The Brookings Institution since 1993. Ms. Horner is also a director of Foster Wheeler Corporation, Ingersoll-Rand Company, and Pfizer, Inc. Age 58. Address: 1775 Massachusetts Ave., N.W. Washington, D.C. 20036-2188.

GAYNOR N. KELLEY--Director since 1997 (current term expires April, 2001). Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, The Perkin Elmer Corporation from 1990 to 1996. Mr. Kelley is also a director of Hercules Incorporated and Alliant Techsystems. Age 68. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

BURTON G. MALKIEL--Director since 1978 (current term expires April, 2002). Chairman, Investment Committee; Member, Executive Committee; Member, Committee on Finance & Dividends. Professor of Economics, Princeton University, since 1988. Dr. Malkiel is also a director of Banco Bilbao Vizcaya Gestinova, Baker Fentress & Company, The Jeffrey Company, Select Sector SPDR Trusts, and Vanguard Group, Inc. Age 67. Address: Princeton University, Department of Economics, 110 Fisher Hall, Prospect Avenue, Princeton, NJ 08544-1021.

ARTHUR F. RYAN--Chairman of the Board Chief Executive Officer and President of Prudential since 1994. President and Chief Operating Officer, Chase Manhattan Bank from 1990 to 1994, with Chase since 1972. Age 57. Address: 751 Broad Street, Newark, NJ 07102-3777.

IDA F.S. SCHMERTZ--Director since 1997 (current term expires April, 2004). Member, Audit Committee. Principal, Investment Strategies International since 1994. Age 65. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

CHARLES R. SITTER--Director since 1995 (current term expires April, 2003). Member, Committee on Finance & Dividend; Member, Investment Committee. Retired since 1996. President, Exxon Corporation from 1993 to 1996. Mr. Sitter began his career with Exxon in 1957. Age 69. Address: 5959 Las Colinas Boulevard, Irving, TX 75039-2298.

DONALD L. STAHELI--Director since 1995 (current term expires April, 2003). Member, Compensation Committee; Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, Continental Grain Company from 1994 to 1997. President and Chief Executive Officer, Continental Grain Company from 1988 to 1994. Age 68 Address: 47 East South Temple, #501, Salt Lake City, UT 84150.

RICHARD M. THOMSON--Director since 1976 (current term expires April, 2004). Chairman, Executive Committee; Chairman, Compensation Committee. Retired since 1998. Chairman of the Board, The Toronto-Dominion Bank from 1997 to 1998. Chairman and Chief Executive Officer from 1978 to 1997. Mr. Thomson is also a director of CGC, Inc., INCO, Limited, S.C. Johnson & Son, Inc., The Thomson Corporation, Canadian Occidental Petroleum Ltd., The Toronto-Dominion Bank, Ontario Power Generation, Inc., Canada Pension Plan Investment Board, and TrizecHahn Corporation. Age 66. Address: P.O. Box 1, Toronto-Dominion Centre, Toronto, Ontario, M5K 1A2, Canada.

JAMES A. UNRUH--Director since 1996 (current term expires April, 2004). Member, Committees on Nominations & Corporate Governance; Member, Investment Committee. Founding Member, Alerion Capital Group, LLC since 1998. Chairman and Chief Executive Officer, Unisys Corporation, from 1990 to 1997. Mr. Unruh is also a director of Moss Software, Inc. Age 59. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

P. ROY VAGELOS, M.D.--Director since 1989 (current term expires April, 2001). Chairman, Auditing Committee; Member, Executive Committee; Member, Committees on Nominations & Corporate Governance. Chairman, Regeneron Pharmaceuticals since 1995. Chairman, Advanced Medicines, Inc. since 1997. Chairman, Chief Executive Officer and President, Merck & Co., Inc. from 1986 to 1995. Dr. Vagelos originally joined Merck in 1975. Dr. Vagelos is also a director of The Estee Lauder Companies, Inc. and PepsiCo., Inc. Age 70. Address: One Crossroads Drive, Building A, 3rd Floor, Bedminster, NJ 07921.

STANLEY C. VAN NESS--Director since 1990 (current term expires April, 2002). Chairman, Committee on Business Ethics; Member, Executive Committee; Member, Auditing Committee. Partner, Herbert, Van Ness, Cayci & Goodell (law firm) since 1998. Counselor at Law, Picco Herbert Kennedy (law firm) from 1990 to 1998. Mr. Van Ness is also a director of Jersey Central Power & Light Company. Age 66.
Address: 22 Chambers Street, Princeton, NJ 08542.

PAUL A. VOLCKER--Director since 1988 (current term expires April, 2004). Chairman, Committee on Finance & Dividends; Member, Executive Committee; Member, Committee on Nominations & Corporate Governance. Consultant since 1997. Chairman and Chief Executive Officer, Wolfensohn & Co., Inc. 1995 to 1996. Chairman, James D. Wolfensohn, Inc. 1988 to 1995. Mr. Volcker is also a director of Nestle, S.A,. and as well as a Member of the Board of Overseers of TIAA-CREF. Age 72. Address: 610 Fifth Avenue, Suite 420, New York, NY 10020.

JOSEPH H. WILLIAMS--Director since 1994 (current term expires April, 2002). Member, Committee on Finance & Dividends; Member, Investment Committee. Director, The Williams Companies since 1979. Chairman & Chief Executive Officer, The Williams Companies from 1979 to 1993. Mr. Williams is also a director of The Orvis Company, and AEA Investors, Inc. Age 66. Address: One Williams Center, Tulsa, OK 74172.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                               PRINCIPAL OFFICERS

ARTHUR F. RYAN--Chairman of the Board, Chief Executive Officer, and President since 1994; prior to 1994, President and Chief Operating Officer, Chase Manhattan Corporation. Age 57.

MICHELE S. DARLING--Executive Vice President, Corporate Governance and Human Resources since 2000; Executive Vice President, Human Resources from 1997 to 2000; prior to 1997, Executive Vice President, Human Resources, Canadian Imperial Bank of Commerce. Age 46.

ROBERT C. GOLDEN--Executive Vice President, Operations and Systems since 1997; prior to 1997, Executive Vice President, Prudential Securities. Age 53.

MARK B. GRIER--Executive Vice President, Financial Management since 2000; Executive Vice President, Corporate Governance from 1998 to 2000; Executive Vice President, Financial Management from 1997 to 1998; Chief Financial Officer from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation. Age 47.

JEAN D. HAMILTON--Executive Vice President, Prudential Institutional since 1998; President, Diversified Group since 1995 to 1998; prior to 1995, President, Prudential Capital Group. Age 53.

RODGER A. LAWSON--Executive Vice President, International Investments & Global Marketing Communications since 1998; Executive Vice President, Marketing and Planning from 1996 to 1998; President and CEO, Van Eck Global, from 1994 to 1996; prior to 1994, President and CEO, Global Private Banking, Bankers Trust Company. Age 53.

KIYOFUMI SAKAGUCHI--Executive Vice President, International Insurance since 1998; President, International Insurance Group from 1995 to 1998; prior to 1995, Chairman and CEO, The Prudential Life Insurance Co., Ltd., Japan. Age 57.

JOHN R. STRANGFELD--Executive Vice President, Global Asset Management since 1998; Chief Executive Officer, Private Asset Management Group (PAMG) from 1996 to 1998; President, PAMG, from 1994 to 1996; prior to 1994, Senior Managing Director. Age 46.

VIVIAN BANTA--Executive Vice President, Individual Financial Services since 2000; Consultant, Individual Financial Services from 1998 to 1999; Consultant, Morgan Stanley from 1997 to 1998; Executive Vice President, Global Investor Service, The Chase Manhattan Bank from 1991 to 1997. Age 49.

RICHARD J. CARBONE--Senior Vice President and Chief Financial Officer since 1997; Controller, Salomon Brothers, from 1995 to 1997; prior to 1995, Controller, Bankers Trust. Age 52.

ANTHONY S. PISZEL--Senior Vice President and Controller since 2000; Vice President and Controller from 1998 to 2000. Vice President, Enterprise Financial Management from 1997 to 1998; prior to 1997, Chief Financial Officer, Individual Insurance Group. Age 45.

SUSAN J. BLOUNT--Vice President and Secretary since 1995; prior to 1995, Assistant General Counsel. Age 42.

C. EDWARD CHAPLIN--Vice President and Treasurer since 1995; prior to 1995, Managing Director and Assistant Treasurer. Age 43.

                              SALE OF THE CONTRACTS

Prudential Investment Management Services LLC ("PIMS"), a subsidiary of Prudential, offers the Contracts on a continuous basis through Corporate Office, regional home office and group sales office employees in those states in which the Contracts may be lawfully sold. It may also offer the Contracts through licensed insurance brokers and agents, or through appropriately registered direct or indirect subsidiary(ies) of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.

We may pay trail commissions to registered representatives who maintain an ongoing relationship with a Contractholder. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the Contract and the amount of time that the Contract has been in effect.

                                  LEGAL MATTERS

All matters relating to New Jersey law pertaining to the Contracts, including the validity of the Contracts and Prudential's authority to issue the Contracts, have been passed upon by C. Christopher Sprague, Assistant General Counsel of Prudential. Shea and Gardner of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

                                     EXPERTS

The consolidated financial statements of Prudential and its subsidiaries as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 included in this statement of additional information have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

                              FINANCIAL STATEMENTS

The consolidated financial statements for Prudential and its subsidiaries included herein should be distinguished from the financial statements of the Discovery Account, and should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts. No financial statements are included for the Discovery Account because the Discovery Account had not yet commenced operations as of the date of this Statement of Additional Information.

The Prudential Insurance Company of America

Consolidated Statements of Financial Position
December 31, 1999 and 1998 (In Millions)
--------------------------------------------------------------------------------


                                                                                                      1999              1998
                                                                                                 ---------------   ----------------
ASSETS
  Fixed maturities:
     Available for sale, at fair value (amortized cost, 1999: $76,815; 1998: $76,997)                  $ 74,697           $ 80,158
     Held to maturity, at amortized cost (fair value, 1999: $14,112; 1998: $17,906)                      14,237             16,848
  Trading account assets, at fair value                                                                   9,741              8,888
  Equity securities, available for sale, at fair value (cost, 1999: $2,531; 1998: $2,583)                 3,264              2,759
  Mortgage loans on real estate                                                                          16,268             16,016
  Investment real estate                                                                                    770                675
  Policy loans                                                                                            7,590              7,476
  Securities purchased under agreements to resell                                                        13,944             10,252
  Cash collateral for borrowed securities                                                                 7,124              5,622
  Other long-term investments                                                                             4,087              3,474
  Short-term investments                                                                                 12,303              9,781
                                                                                                 ---------------   ----------------
     Total investments                                                                                  164,025            161,949

  Cash                                                                                                    1,330              1,943
  Accrued investment income                                                                               1,836              1,795
  Broker-dealer related receivables                                                                      11,346             10,142
  Deferred policy acquisition costs                                                                       7,324              6,462
  Other assets                                                                                           17,102             16,200
  Separate account assets                                                                                82,131             80,931
                                                                                                 ---------------   ----------------
TOTAL ASSETS                                                                                          $ 285,094          $ 279,422
                                                                                                 ===============   ================

LIABILITIES AND EQUITY
LIABILITIES
  Future policy benefits                                                                               $ 68,069           $ 67,059
  Policyholders' account balances                                                                        31,578             33,098
  Unpaid claims and claim adjustment expenses                                                             2,829              3,806
  Policyholders' dividends                                                                                1,484              1,444
  Securities sold under agreements to repurchase                                                         24,598             21,486
  Cash collateral for loaned securities                                                                  10,775              7,132
  Income taxes payable                                                                                      804                785
  Broker-dealer related payables                                                                          5,839              6,530
  Securities sold but not yet purchased                                                                   6,968              5,771
  Short-term debt                                                                                        10,858             10,082
  Long-term debt                                                                                          5,513              4,734
  Other liabilities                                                                                      14,357             16,169
  Separate account liabilities                                                                           82,131             80,931
                                                                                                 ---------------   ----------------
           Total liabilities                                                                            265,803            259,027
                                                                                                 ---------------   ----------------

COMMITMENTS AND CONTINGENCIES (See Notes 14 and 15)
EQUITY
  Accumulated other comprehensive income/(loss)                                                            (685)             1,232
  Retained earnings                                                                                      19,976             19,163
                                                                                                 ---------------   ----------------
            Total equity                                                                                 19,291             20,395
                                                                                                 ---------------   ----------------
 TOTAL LIABILITIES AND EQUITY                                                                         $ 285,094          $ 279,422
                                                                                                 ===============   ================


                 See Notes to Consolidated Financial Statements
                                       B1

The Prudential Insurance Company of America

Consolidated Statements of Operations
Years Ended December 31, 1999, 1998 and 1997 (In Millions)
--------------------------------------------------------------------------------


                                                                                  1999              1998              1997
                                                                             ---------------    --------------    --------------
REVENUES
  Premiums                                                                           $9,475            $9,024            $9,015
  Policy charges and fee income                                                       1,516             1,465             1,423
  Net investment income                                                               9,424             9,535             9,482
  Realized investment gains, net                                                        924             2,641             2,168
  Commissions and other income                                                        5,279             4,471             4,480
                                                                             ---------------    --------------    --------------
           Total revenues                                                            26,618            27,136            26,568
                                                                             ---------------    --------------    --------------

BENEFITS AND EXPENSES
  Policyholders' benefits                                                            10,175             9,840             9,956
  Interest credited to policyholders' account balances                                1,811             1,953             2,170
  Dividends to policyholders                                                          2,571             2,477             2,422
  General and administrative expenses                                                 9,656             9,108             8,620
  Sales practices remedies and costs                                                    100             1,150             2,030
                                                                             ---------------    --------------    --------------
           Total benefits and expenses                                               24,313            24,528            25,198
                                                                             ---------------    --------------    --------------

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND
  EXTRAORDINARY ITEM                                                                  2,305             2,608             1,370
                                                                             ---------------    --------------    --------------
  Income taxes
    Current                                                                             690             1,085               101
    Deferred                                                                            352              (115)              306
                                                                             ---------------    --------------    --------------
           Total income taxes                                                         1,042               970               407
                                                                             ---------------    --------------    --------------

INCOME FROM CONTINUING OPERATIONS BEFORE EXTRAORDINARY ITEM                           1,263             1,638               963
                                                                             ---------------    --------------    --------------

DISCONTINUED OPERATIONS
  Loss from healthcare operations, net of taxes                                           -              (298)             (353)
  Loss on disposal of healthcare operations, net of taxes                              (400)             (223)                -
                                                                             ---------------    --------------    --------------
    Net loss from discontinued operations                                              (400)             (521)             (353)
                                                                             ---------------    --------------    --------------

INCOME BEFORE EXTRAORDINARY ITEM                                                        863             1,117               610

EXTRAORDINARY ITEM - DEMUTUALIZATION EXPENSES, NET OF TAXES                             (50)              (11)                -
                                                                             ---------------    --------------    --------------

NET INCOME                                                                            $ 813            $1,106             $ 610
                                                                             ===============    ==============    ==============


                 See Notes to Consolidated Financial Statements
                                       B2

The Prudential Insurance Company of America

Consolidated Statements of Changes in Equity
Years Ended December 31, 1999, 1998 and 1997 (In Millions)
--------------------------------------------------------------------------------

                                                                    Accumulated Other Comprehensive Income/(Loss)
                                                      ---------------------------------------------------------------------
                                                                                                               Total
                                                          Foreign             Net                           Accumulated
                                                          Currency         Unrealized         Pension          Other
                                                        Translation        Investment        Liability      Comprehensive
                                                        Adjustments       Gains/(Losses)     Adjustment      Income/(Loss)
                                                      ---------------   -----------------  -------------  -----------------
Balance, December 31, 1996                                     $ (56)          $ 1,136             $ (4)          $ 1,076
Comprehensive income:
      Net income
      Other comprehensive income, net of tax:
           Change in foreign currency translation
                adjustments                                      (29)                                                 (29)
           Change in net unrealized investment gains                               616                                616
           Additional pension liability adjustment                                                   (2)               (2)

      Other comprehensive income

Total comprehensive income

                                                      ---------------------------------------------------------------------
Balance, December 31, 1997                                       (85)            1,752               (6)            1,661
Comprehensive income:
      Net income
      Other comprehensive loss, net of tax:
           Change in foreign currency translation
                adjustments                                       54                                                   54
           Change in net unrealized investment gains                              (480)                              (480)
           Additional pension liability adjustment                                                   (3)               (3)

      Other comprehensive loss

Total comprehensive income

                                                      ---------------------------------------------------------------------
Balance, December 31, 1998                                       (31)            1,272               (9)            1,232
Comprehensive income:
      Net income
      Other comprehensive loss, net of tax:
           Change in foreign currency translation
                adjustments                                       13                                                   13
           Change in net unrealized investment gains                            (1,932)                            (1,932)
           Additional pension liability adjustment                                                    2                 2

      Other comprehensive loss

Total comprehensive loss

                                                      ---------------------------------------------------------------------
Balance, December 31, 1999                                     $ (18)           $ (660)            $ (7)           $ (685)
                                                      =====================================================================


                                                           Retained       Total
                                                           Earnings       Equity
                                                        --------------  ------------
Balance, December 31, 1996                                 $ 17,447       $18,523
Comprehensive income:
      Net income                                                610           610
      Other comprehensive income, net of tax:
           Change in foreign currency translation
                adjustments                                                   (29)
           Change in net unrealized investment gains                          616
           Additional pension liability adjustment                             (2)
                                                                        ----------
      Other comprehensive income                                              585
                                                                        ----------
Total comprehensive income                                                  1,195

                                                      ----------------------------
Balance, December 31, 1997                                   18,057        19,718
Comprehensive income:
      Net income                                              1,106         1,106
      Other comprehensive loss, net of tax:
           Change in foreign currency translation
                adjustments                                                    54
           Change in net unrealized investment gains                         (480)
           Additional pension liability adjustment                             (3)
                                                                        ----------
      Other comprehensive loss                                               (429)
                                                                        ----------
Total comprehensive income                                                    677

                                                      ----------------------------
Balance, December 31, 1998                                   19,163        20,395
Comprehensive income:
      Net income                                                813           813
      Other comprehensive loss, net of tax:
           Change in foreign currency translation
                adjustments                                                    13
           Change in net unrealized investment gains                       (1,932)
           Additional pension liability adjustment                              2
                                                                        ----------
      Other comprehensive loss                                             (1,917)
                                                                        ----------
Total comprehensive loss                                                   (1,104)

                                                      ----------------------------
Balance, December 31, 1999                                 $ 19,976       $19,291
                                                      ============================


                 See Notes to Consolidated Financial Statements
                                       B3

The Prudential Insurance Company of America

Consolidated Statements of Cash Flows
Years Ended December 31, 1999, 1998 and 1997 (In Millions)
--------------------------------------------------------------------------------

                                                                                1999               1998               1997
                                                                            --------------     --------------     --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                                        $ 813            $ 1,106              $ 610
  Adjustments to reconcile net income to
     net cash provided by operating activities:
        Realized investment gains, net                                               (915)            (2,671)            (2,209)
        Policy charges and fee income                                                (237)              (232)              (258)
        Interest credited to policyholders' account balances                        1,811              1,953              2,170
        Depreciation and amortization                                                 489                337                271
        Loss on disposal of businesses                                                400                223                  -
        Change in:
            Deferred policy acquisition costs                                        (178)              (174)              (233)
            Future policy benefits and other insurance liabilities                    724                597              2,537
            Trading account assets                                                   (853)            (2,540)            (1,825)
            Income taxes payable                                                    1,074                594             (1,391)
            Broker-dealer related receivables/payables                             (1,898)             1,495               (672)
            Securities purchased under agreements to resell                        (3,692)            (1,591)            (3,314)
            Cash collateral for borrowed securities                                (1,502)              (575)            (2,631)
            Cash collateral for loaned securities                                   3,643             (6,985)             5,668
            Securities sold but not yet purchased                                   1,197              2,122              1,633
            Securities sold under agreements to repurchase                          3,112              9,139              4,844
            Other, net                                                             (3,356)            (5,234)             3,910
                                                                            --------------     --------------     --------------

                Cash flows from (used in) operating activities                        632             (2,436)             9,110
                                                                            --------------     --------------     --------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from the sale/maturity of:
        Fixed maturities, available for sale                                      120,875            123,151            123,550
        Fixed maturities, held to maturity                                          4,957              4,466              4,042
        Equity securities, available for sale                                       3,190              2,792              2,572
        Mortgage loans on real estate                                               2,640              4,090              4,299
        Investment real estate                                                        507              1,489              1,842
        Other long-term investments                                                 1,219              1,848              5,232
  Payments for the purchase of:
        Fixed maturities, available for sale                                     (120,933)          (126,742)          (129,854)
        Fixed maturities, held to maturity                                         (2,414)            (2,244)            (2,317)
        Equity securities, available for sale                                      (2,779)            (2,547)            (2,461)
        Mortgage loans on real estate                                              (2,595)            (3,719)            (3,305)
        Investment real estate                                                       (483)               (31)              (241)
        Other long-term investments                                                (1,354)            (1,842)            (4,173)
  Short-term investments                                                           (2,510)             2,145             (2,848)
                                                                            --------------     --------------     --------------

                Cash flows from (used in) investing activities                        320              2,856             (3,662)
                                                                            --------------     --------------     --------------


                 See Notes to Consolidated Financial Statements
                                       B4

The Prudential Insurance Company of America

Years Ended December 31, 1999, 1998 and 1997 (In Millions)
--------------------------------------------------------------------------------

                                                                                1999               1998               1997
                                                                            --------------     --------------     --------------
CASH FLOWS FROM FINANCING ACTIVITIES:

     Policyholders' account deposits                                                6,901              7,052              5,245
     Policyholders' account withdrawals                                            (9,835)           (11,332)            (9,873)
     Net increase in short-term debt                                                  444              2,422                305
     Proceeds from the issuance of long-term debt                                   1,844              1,940                324
     Repayments of long-term debt                                                    (919)              (418)              (464)
                                                                            --------------     --------------     --------------

             Cash flows used in financing activities                               (1,565)              (336)            (4,463)
                                                                            --------------     --------------     --------------

NET (DECREASE)/INCREASE IN CASH                                                      (613)                84                985

CASH, BEGINNING OF YEAR                                                             1,943              1,859                874
                                                                            --------------     --------------     --------------

CASH, END OF YEAR                                                                 $ 1,330            $ 1,943            $ 1,859
                                                                            ==============     ==============     ==============


SUPPLEMENTAL CASH FLOW INFORMATION:

Income taxes (received)/paid                                                      $  (344)           $   163            $   968
                                                                            --------------     --------------     --------------

Interest paid                                                                     $   824            $   864            $   708
                                                                            --------------     --------------     --------------


                 See Notes to Consolidated Financial Statements
                                       B5

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

1.  BUSINESS

    The Prudential Insurance Company of America and its subsidiaries (collectively, "Prudential" or "the Company") provide financial services throughout the United States and in many foreign countries. The Company's businesses provide a full range of insurance, investment, securities and other financial products and services to both retail and institutional customers. Principal products and services provided include life insurance, property and casualty insurance, annuities, mutual funds, pension and retirement related investments and administration, asset management, and securities brokerage.

    Demutualization

    On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the Company to demutualize and become a publicly traded stock company. On July 1, 1998, legislation was enacted in New Jersey that would permit demutualization to occur and that specified the process for conversion. Demutualization is a complex process involving the development of a plan of reorganization, approval of the plan by the Company's Board of Directors, a public hearing, approval by two-thirds of the qualified policyholders who vote on the plan, and review and approval by the New Jersey Department of Banking and Insurance. The Company's management is in the process of developing a proposed plan of demutualization, although there can be no assurance as to the terms thereof or that the Company's Board of Directors will approve such a plan.

    The Company's management currently anticipates that the Company's proposed plan of demutualization will include the establishment of a new holding company, Prudential, Inc., whose stock will be publicly traded and of which the Company's stock successor will become a direct or indirect wholly-owned subsidiary. The consolidated financial statements of the Company prior to the demutualization will become Prudential, Inc.'s consolidated financial statements upon demutualization. The Company's management also currently intends to propose that a corporate reorganization occur concurrently with the demutualization whereby the stock of various of the Company's subsidiaries (including Prudential Securities Group, the personal lines property-casualty insurance companies and the international insurance companies), the stock of a newly formed subsidiary containing the Company's asset management operations, and certain prepaid pension expense, post-employment benefits and certain other assets will be distributed to Prudential, Inc. If effected, the corporate reorganization can be expected to materially reduce invested assets, net income and total equity of The Prudential Insurance Company of America, which would be an insurance subsidiary of Prudential, Inc. after the corporate reorganization, although it would have no effect on the consolidated assets, net income or total equity of Prudential, Inc. As the terms of the foregoing transactions have not been finalized by the Company or approved by the regulatory authority, it is not currently possible to quantify their financial effect on the Company.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Basis of Presentation

    The consolidated financial statements include the accounts of The Prudential Insurance Company of America, a mutual life insurance company, its majority-owned subsidiaries, and those partnerships and joint ventures in which the Company has a controlling financial interest, except in those instances where the Company cannot exercise control because the minority owners have substantive participating rights in the operating and capital


                                       B6

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    decisions of the entity. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). All significant intercompany balances and transactions have been eliminated.

    Use of Estimates
    The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

    Investments
    Fixed maturities classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity." The amortized cost of fixed maturities is written down to estimated fair value when a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale," net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income."

    Trading account assets and securities sold but not yet purchased are carried at estimated fair value. Realized and unrealized gains and losses on trading account assets and securities sold but not yet purchased are included in "Commissions and other income."

    Equity securities, available for sale, are comprised of common and non-redeemable preferred stock and are carried at estimated fair value. The associated unrealized gains and losses, net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income/(loss)."

    Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for impaired loans and a portfolio reserve for incurred but not specifically identified losses. Impaired loans include those loans for which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.


                                       B7

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    Investment real estate held for disposal is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such.

    Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. An impairment loss is recognized when the review indicates that the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value.

    Charges relating to real estate held for disposal and impairments of real estate held for investment are included in "Realized investment gains, net." Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in "Net investment income."

    Policy loans are carried at unpaid principal balances.

    Securities purchased under agreements to resell and securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession or control of securities purchased under agreements to resell. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased or resold is monitored, and additional collateral is obtained, where appropriate, to protect against credit exposure.

    Securities borrowed and securities loaned are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities borrowed and loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities borrowed contracts are with other brokers and dealers, commercial banks and institutional clients. Substantially all of the Company's securities loaned are with large brokerage firms.

    Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

    Other long-term investments primarily represent the Company's investments in joint ventures and partnerships in which the Company does not exercise control and derivatives held for purposes other than trading. Such joint venture and partnership interests are generally accounted for using the equity method of accounting, reduced for other than temporary declines in value, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's net income from investments in joint ventures and partnerships is generally included in "Net investment income." However, for certain real estate joint ventures, Prudential's


                                       B8

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    interest is liquidated by means of one or more transactions that result in the sale of the underlying invested assets to third parties and the ultimate distribution of the proceeds to Prudential and other joint venture partners in exchange for and settlement of the respective joint venture interests. These transactions are accounted for as disposals of Prudential's joint venture interests and the resulting gains and losses are included in "Realized investment gains, net."

    Short-term investments, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are carried at amortized cost, which approximates fair value.

    Realized investment gains, net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments considered to be other than temporary. Allowances for losses on mortgage loans on real estate are netted against asset categories to which they apply and provisions for losses on investments are included in "Realized investment gains, net." Decreases in the carrying value of investment real estate held for disposal are recorded in "Realized investment gains, net."

    Cash
    Cash includes cash on hand, amounts due from banks, and money market instruments.

    Deferred Policy Acquisition Costs
    The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income."

    For participating life insurance, deferred policy acquisition costs are amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is updated periodically. The average rate of assumed investment yield used in estimating expected gross margins was 7.83% at December 31, 1999. The effect of changes in estimated gross margins on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 15 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross profits are revised. Deferred policy acquisition costs related to non-participating term insurance are amortized over the expected life of the contracts in proportion to the premium income.

    The Company has offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that


                                       B9

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies.

    For property and casualty insurance contracts, deferred policy acquisition costs are amortized over the period in which related premiums are earned. Future investment income is considered in determining the recoverability of deferred policy acquisition costs.

    For disability insurance, group life insurance, group annuities and guaranteed investment contracts, acquisition costs are expensed as incurred.

    Separate Account Assets and Liabilities
    Separate account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income." Asset management fees charged to the accounts are included in "Commissions and other income."

    Other Assets and Other Liabilities
    Other assets consist primarily of prepaid benefit costs, reinsurance recoverables, certain restricted assets, trade receivables, mortgage securitization inventory, and property and equipment. Property and equipment are stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Other liabilities consist primarily of trade payables, employee benefit liabilities, and reserves for sales practices remedies and costs.

    Contingencies
    Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

    Policyholders' Dividends
    The amount of the dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is based on the Company's statutory results and past experience, including investment income, realized investment gains, net over a number of years, mortality experience and other factors.

    Insurance Revenue and Expense Recognition
    Premiums from participating insurance policies are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded using the net level premium method.

    Premiums from non-participating group annuities with life contingencies are recognized when due. For single premium immediate annuities and structured settlements with life contingencies, premiums are recognized when due with any excess profit deferred and recognized in a constant relationship to the amount of expected future benefit payments.

                                       B10

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    Amounts received as payment for interest-sensitive life contracts, deferred annuities and participating group annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

    For disability insurance, group life insurance, and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

    Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance receivables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

    Foreign Currency Translation Adjustments
    Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the Statements of Financial Position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related hedge gains and losses and income taxes, in "Accumulated other comprehensive income (loss)," a separate component of equity.

    Commissions and Other Income
    Commissions and other income principally includes securities and commodities commission revenues, asset management fees, investment banking revenue and realized and unrealized gains from trading activities of the Company's securities business.

    Derivative Financial Instruments
    Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. The Company uses derivative financial instruments to seek to reduce market risk from changes in interest rates or foreign currency exchange rates and to alter interest rate or currency exposures arising from mismatches between assets and liabilities. Additionally, derivatives are used in the broker-dealer business and in a limited-purpose subsidiary for trading purposes.

    To qualify as a hedge, derivatives must be designated as hedges for existing assets, liabilities, firm commitments or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives are evaluated at the inception of the hedge and throughout the hedge period.

    Derivatives held for trading purposes are used by the Company's securities business to meet the needs of customers by structuring transactions that allow customers to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities. Trading derivative positions are valued daily, generally by obtaining quoted market prices or through the use of pricing models. Values are affected by changes in interest rates, currency exchange rates, credit spreads, market volatility and liquidity. The Company monitors


                                       B11

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    these exposures through the use of various analytical techniques.

    Derivatives held for trading purposes are included at fair value in "Trading account assets," "Other liabilities" or "Broker-dealer related receivables/payables" in the Consolidated Statements of Financial Position, and realized and unrealized changes in fair value are included in "Commissions and other income" of the Consolidated Statements of Operations in the periods in which the changes occur. Cash flows from trading derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

    Derivatives held for purposes other than trading are primarily used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix as part of the Company's risk management activities.

    See Note 14 for a discussion of the accounting treatment of derivatives that qualify as hedges. If the Company's use of other than trading derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position, and changes in their fair value are included in "Realized investment gains, net" without considering changes in the hedged assets or liabilities. Cash flows from other than trading derivatives are reported in the investing activities section in the Consolidated Statements of Cash Flows.

    Income Taxes
    The Company and its domestic subsidiaries file a consolidated federal income tax return. The Internal Revenue Code (the "Code") limits the amount of non-life insurance losses that may offset life insurance company taxable income. The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imputes an additional tax to the Company based on a formula that calculates the difference between stock and mutual life insurance companies' earnings. Income taxes include an estimate for changes in the total equity tax to be paid for current and prior years. Subsidiaries operating outside the United States are taxed under applicable foreign statutes.

    Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

    Extraordinary Item - Demutualization Expenses, Net of Taxes
    The Consolidated Statements of Operations reflect extraordinary charges for demutualization expenses of $50 million and $11 million, net of taxes of zero, for the years ended December 31, 1999 and 1998, respectively. Demutualization expenses consist primarily of the cost of engaging independent accounting, actuarial, investment banking, legal and other consultants to advise the Company and the New Jersey Department of Banking and Insurance and the New York Department of Insurance in the demutualization process and related matters. Future demutualization expenses will also include the cost of printing and postage for communications with policyholders.

    New Accounting Pronouncements
    In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" which requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which may affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative"


                                       B12

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

    SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge).

    Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge, the gain or loss is reported in other comprehensive income as part of the foreign currency translation adjustment. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change. The Company is required to adopt this Statement, as amended, as of January 1, 2001 and is currently assessing the effect of the new standard.

    In October 1998, the AICPA issued Statement of Position 98-7, "Deposit
    Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk" ("SOP 98-7"). This statement provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. The adoption of this statement is not expected to have a material effect on the Company's financial position or results of operations.

    Reclassifications
    Certain amounts in prior years have been reclassified to conform to the current year presentation.

3. DISCONTINUED OPERATIONS

    In December 1998, the Company entered into a definitive agreement to sell its healthcare business to Aetna, Inc. ("Aetna"). The sale was completed on August 6, 1999. Included in this transaction were the Company's managed medical care, point of service, preferred provider organization and indemnity health lines, dental business, as well as the Company's Administrative Services Only ("ASO") business. The healthcare business is recorded as a discontinued operation in the accompanying consolidated financial statements, with a measurement date of December 31, 1998

    Proceeds from the sale were $500 million of cash, $500 million of Aetna three-year senior notes and stock appreciation rights covering one million shares of Aetna common stock, valued at approximately $30 million at the date of closing, with a term of five years and a reference price of $81.81 per Aetna common share. The sale resulted in a loss of $623 million, net of tax. Loss from healthcare operations for 1998 includes results through December 31, 1998 (the measurement date). Amounts within the footnotes have been adjusted, where noted, to eliminate the impact of discontinued operations and to be consistent with the presentation in the Consolidated Statements of Operations.

    The 1998 loss on disposal of $223 million, net of taxes, included anticipated operating losses to be incurred by the healthcare business subsequent to December 31, 1998 (the measurement date) through the expected date of


                                      B13

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. DISCONTINUED OPERATIONS (continued)

    the sale, as well as estimates of other costs the Company would incur in connection with the disposition of the healthcare business. These include costs attributable to facilities closure and systems terminations, severance and termination benefits, payments to Aetna related to the ASO business and estimated payments in connection with a medical loss ratio agreement covering the fully insured medical and dental business (the "MLR Agreement"). The MLR Agreement provides for payments either to or from Aetna in the event that medical loss ratios (i.e., incurred medical expense divided by earned premiums) for covered businesses are either less favorable or more favorable than levels specified in the MLR Agreement for the years 1999 and 2000. The loss on disposal also included the estimated positive impact of net curtailment gains from expected modifications of certain pension and other postretirement benefit plans in which employees of the healthcare business participate. (See Note 9).

    In 1999 the Company recognized an additional loss on disposal of its healthcare business of $400 million, after related tax benefits. The additional loss resulted primarily from higher than anticipated healthcare operating losses during the 1999 period through the August 6 closing date. The higher losses resulted principally from adverse claims experience and the impact of this experience on the evaluation of the Company's obligation under the MLR Agreement. The pretax operating loss from the healthcare business from January 1, 1999 through August 6, 1999 was $370 million, which exceeded the original estimate of $160 million, recorded within the "Loss on disposal of healthcare operations" in 1998. In addition to the obligations noted above, the Company has retained certain liabilities pertaining to the healthcare business, including all liabilities associated with litigation which existed at August 6, 1999 or commences within two years of that date with respect to claims that were incurred prior to August 6, 1999. Management's best estimate of these costs is included in the loss on disposal. It is possible that additional adjustments to estimates may be necessary which might be material to future results of operations of a particular quarterly or annual period.

    Upon the closing of the sale of the healthcare business, the Company entered into a coinsurance agreement with Aetna. The agreement is 100% indemnity reinsurance on a coinsurance basis for all of the Company's insured medical and dental business in-force upon the completion of the sale of the business on August 6, 1999. The agreement requires the Company to issue additional policies for new customers in response to proposals made to brokers or customers within six months after the closing date and to renew insurance policies until two years after the closing date. All such additional new and renewal policies are 100% coinsured by Aetna, when issued. The purpose of the agreement is to provide for the uninterrupted operation and growth, including renewals of existing policies and issuance of new policies, of the healthcare business that Aetna acquired from Prudential. The operation of the business and the attendant risks, except for the existence of the MLR Agreement as discussed above, were assumed entirely by Aetna. Consequently, the following amounts pertaining to the agreement had no effect on the Company's results of operations. The Company ceded premiums and benefits of $896 million and $757 million, respectively, for the period from August 6, 1999 through December 31, 1999. Reinsurance recoverable under this agreement, included in other assets, was $500 million at December 31, 1999.

    The following table presents the results and the loss on the disposal of the Company's healthcare business, determined as of the measurement date and subsequently adjusted, which are included in "Discontinued Operations" in the Consolidated Statements of Operations. Amounts for 1997 include revenues and expenses relating to a contract with the American Association of Retired Persons for healthcare and similar coverages which was terminated effective December 31, 1997.


                                      B14

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. DISCONTINUED OPERATIONS (continued)


                                                                                  1999               1998               1997
                                                                             ---------------    ---------------     --------------
                                                                                                (In Millions)

Revenues                                                                             $    -            $ 7,461            $10,305
Policyholder benefits                                                                     -             (6,064)            (8,484)
General and administrative expenses                                                       -             (1,822)            (2,364)
                                                                             ---------------    ---------------     --------------
Loss before income taxes                                                                  -               (425)              (543)
Income tax benefit                                                                        -                127                190
                                                                             ---------------    ---------------     --------------
Loss from operations                                                                      -               (298)              (353)
Loss on disposal, net of tax benefits of $240 in 1999 and $131 in 1998                 (400)              (223)                 -
                                                                             ---------------    ---------------     --------------
Loss from discontinued operations, net of taxes                                      $ (400)           $  (521)            $ (353)
                                                                             ===============    ===============     ==============


                                      B15

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS

    Fixed Maturities and Equity Securities

    The following tables provide additional information relating to fixed maturities and equity securities (excluding trading account assets) as of December 31:

                                                                                           1999
                                                             --------------------------------------------------------------
                                                                                 Gross           Gross          Estimated
                                                              Amortized       Unrealized       Unrealized         Fair
                                                                Cost             Gains           Losses           Value
                                                             ------------     ------------    -------------    ------------
                                                                                        (In Millions)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                     $  5,594         $     36         $    236        $  5,394

Obligations of U.S. states and
  their political subdivisions                                     2,437               41              118           2,360

Foreign government bonds                                           4,590              140               90           4,640

Corporate securities                                              57,503              580            2,431          55,652

Mortgage-backed securities                                         6,566               96              135           6,527

Other                                                                125                -                1             124
                                                             --------------------------------------------------------------
Total fixed maturities available for sale                       $ 76,815         $    893         $  3,011        $ 74,697
                                                             ==============================================================

Equity securities available for sale                            $  2,531         $    829         $     96        $  3,264
                                                             ==============================================================


                                                                                           1999
                                                             --------------------------------------------------------------
                                                                                 Gross           Gross          Estimated
                                                              Amortized       Unrealized       Unrealized         Fair
                                                                Cost             Gains           Losses           Value
                                                             ------------     ------------    -------------    ------------
                                                                                        (In Millions)
Fixed maturities held to maturity
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                     $      5         $      -         $      -        $      5

Obligations of U.S. states and
  their political subdivisions                                        81                1                3              79

Foreign government bonds                                             214               11                1             224

Corporate securities                                              13,883              280              408          13,755

Mortgage-backed securities                                             1                -                -               1

Other                                                                 53                -                5              48
                                                             --------------------------------------------------------------

Total fixed maturities held to maturity                         $ 14,237         $    292         $    417        $ 14,112
                                                             ==============================================================


                                      B16

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)


                                                                                           1998
                                                             --------------------------------------------------------------
                                                                                 Gross           Gross          Estimated
                                                              Amortized       Unrealized       Unrealized         Fair
                                                                Cost             Gains           Losses           Value
                                                             ------------     ------------    -------------    ------------
                                                                                        (In Millions)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                     $  5,761         $    580          $     9        $  6,332

Obligations of U.S. states and
  their political subdivisions                                     2,672              204                1           2,875

Foreign government bonds                                           3,486              258               59           3,685

Corporate securities                                              57,043            2,540              546          59,037

Mortgage-backed securities                                         7,935              208               14           8,129

Other                                                                100                -                -             100
                                                             --------------------------------------------------------------
Total fixed maturities available for sale                       $ 76,997         $  3,790         $    629        $ 80,158
                                                             ==============================================================

Equity securities available for sale                            $  2,583         $    472         $    296        $  2,759
                                                             ==============================================================


                                                                                           1998
                                                             --------------------------------------------------------------
                                                                                 Gross           Gross          Estimated
                                                              Amortized       Unrealized       Unrealized         Fair
                                                                Cost             Gains           Losses           Value
                                                             ------------     ------------    -------------    ------------
                                                                                        (In Millions)
Fixed maturities held to maturity
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                     $      5         $      -         $      -        $      5

Obligations of U.S. states and
  their political subdivisions                                        62                2                1              63

Foreign government bonds                                             216                8                1             223

Corporate securities                                              16,514            1,092               48          17,558

Mortgage-backed securities                                             1                -                -               1

Other                                                                 50                6                -              56
                                                             --------------------------------------------------------------
Total fixed maturities held to maturity                         $ 16,848         $  1,108         $     50        $ 17,906
                                                             ==============================================================


                                      B17

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)

   The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 1999, is shown below:


                                                             Available for Sale                          Held to Maturity
                                                     ----------------------------------        ----------------------------------
                                                                           Estimated                                 Estimated
                                                       Amortized             Fair                Amortized             Fair
                                                          Cost               Value                  Cost               Value
                                                     ---------------     --------------        ---------------     --------------
                                                                (In Millions)                             (In Millions)

Due in one year or less                                    $  3,171           $  3,166               $    671           $    671
Due after one year through five years                        18,132             17,911                  4,063              4,078
Due after five years through ten years                       19,249             18,725                  5,449              5,345
Due after ten years                                          29,697             28,368                  4,053              4,017
Mortgage-backed securities                                    6,566              6,527                      1                  1
                                                     ---------------     --------------        ---------------     --------------

     Total                                                 $ 76,815           $ 74,697               $ 14,237           $ 14,112
                                                     ===============     ==============        ===============     ==============


   Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

   Proceeds from the repayment of held to maturity fixed maturities during 1999, 1998 and 1997 were $4,957 million, $4,466 million, and $4,042 million, respectively. Gross gains of $73 million, $135 million, and $62 million, and gross losses of $0 million, $2 million, and $1 million were realized on prepayment of held to maturity fixed maturities during 1999, 1998 and 1997, respectively.

   Proceeds from the sale of available for sale fixed maturities during 1999, 1998 and 1997 were $117,547 million, $119,096 million and $120,604 million, respectively. Proceeds from the maturity of available for sale fixed maturities during 1999, 1998 and 1997 were $3,328 million, $4,055 million and $2,946 million, respectively. Gross gains of $884 million, $1,765 million and $1,310 million, and gross losses of $1,231 million, $443 million and $639 million were realized on sales and prepayments of available for sale fixed maturities during 1999, 1998 and 1997, respectively.

   Writedowns for impairments which were deemed to be other than temporary for fixed maturities were $266 million, $96 million and $13 million and for equity securities were $205 million, $95 million and $31 million for the years 1999, 1998 and 1997, respectively.

   During the years ended December 31, 1999 and 1998, certain securities classified as held to maturity were either sold or transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in creditworthiness. The aggregate amortized cost of the securities sold or transferred was $230 million in 1999 and $73 million in 1998. Gross unrealized investment losses of $5 million in 1999 and $.4 million in 1998 were recorded in "Accumulated other comprehensive income" at the time of the transfer. Prior to transfer, impairments related to these securities, if any, were included in "Realized investment gains, net." Realized gains on securities sold were $3 million in 1999.


                                       B18

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)


   Mortgage Loans on Real Estate
   The Company's mortgage loans were collateralized by the following property types at December 31:

                                                         Amount          Percentage            Amount          Percentage
                                                      (In Millions)       of Total         (In Millions)        of Total
                                                                   1999                                  1998
                                                     ----------------------------------    ---------------------------------
Office Buildings                                            $  3,960             24.1%           $  4,156             25.3%
Retail stores                                                  2,627             15.9%              2,866             17.4%
Residential properties                                           662              4.0%                716              4.3%
Apartment complexes                                            4,508             27.3%              4,179             25.4%
Industrial buildings                                           2,161             13.1%              1,971             12.0%
Agricultural properties                                        1,959             11.9%              1,936             11.8%
Other                                                            612              3.7%                619              3.8%
                                                     ----------------  ----------------    ---------------   ---------------
  Subtotal                                                    16,489              100%             16,443              100%
                                                                       ================                      ===============
Allowance for losses                                            (221)                                (427)
                                                     ----------------                      ---------------
Net carrying value                                          $ 16,268                             $ 16,016
                                                     ================                      ===============


   The mortgage loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (23.4%) and New York (10.1%) at December 31, 1999. Mortgage loans receivable at December 31, 1998 include $87 million from non-consolidated joint ventures.

   Activity in the allowance for losses for all mortgage loans, for the years ended December 31, is summarized as follows:


                                                           1999                1998               1997
                                                     -----------------   -----------------  -----------------
                                                                          (In Millions)
Allowance for losses, beginning of year                         $ 427               $ 450              $ 515
Release of allowance for losses                                  (201)                  -                (41)
Charge-offs, net of recoveries                                     (5)                (23)               (24)
                                                     -----------------   -----------------  -----------------
Allowance for losses, end of year                               $ 221               $ 427              $ 450
                                                     =================   =================  =================


   The $201 million reduction of the mortgage loan allowance for losses in 1999 is primarily attributable to the improved economic climate, changes in the nature and mix of borrowers and underlying collateral and a decrease in impaired loans.

   Impaired mortgage loans identified in management's specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

                                                                          1999                1998
                                                                    -----------------   -----------------
                                                                                (In Millions)
Impaired mortgage loans with allowance for losses                              $ 411             $   501
Impaired mortgage loans with no allowance for losses                             283                 572
Allowance for losses, end of year                                                (24)                (45)
                                                                    -----------------   -----------------
Net carrying value of impaired mortgage loans                                  $ 670             $ 1,028
                                                                    =================   =================


                                       B19

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)

   Impaired mortgage loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. The average recorded investment in impaired loans before allowance for losses was $884 million, $1,329 million and $2,102 million during 1999, 1998 and 1997, respectively. Net investment income recognized on these loans totaled $55 million, $94 million and $140 million for the years ended December 31, 1999, 1998 and 1997, respectively.

   Investment Real Estate
   "Investment real estate" of $770 million and $675 million at December 31, 1999 and 1998, respectively, is directly owned. Of the Company's real estate, $293 million and $675 million consists of commercial and agricultural assets held for disposal at December 31, 1999 and 1998, respectively. Impairment losses amounted to $3 million, $8 million and $40 million for the years ended December 31, 1999, 1998 and 1997, respectively, and are included in "Realized investment gains, net."

   Restricted Assets and Special Deposits
   Assets of $4,463 million and $2,803 million at December 31, 1999 and 1998, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $2,325 million and $3,898 million at December 31, 1999 and 1998, respectively, were held in voluntary trusts. Of these amounts, $1,553 million and $3,131 million at December 31, 1999 and 1998, respectively, related to the multi-state policyholder settlement described in Note 15. The remainder relates to trusts established to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Assets valued at $128 million and $173 million at December 31, 1999 and 1998, respectively, were pledged as collateral for bank loans and other financing agreements. Restricted cash and securities of $4,082 million and $2,366 million at December 31, 1999 and 1998, respectively, were included in the Consolidated Statements of Financial Position in "Other assets." The restricted cash represents funds deposited by clients and funds accruing to clients as a result of trades or contracts.

   Other Long-Term Investments
   The Company's "Other long-term investments" of $4,087 million and $3,474 million as of December 31, 1999 and 1998, respectively, are comprised of $1,212 million and $1,133 million in real estate related interests and $2,875 million and $2,341 million of non-real estate related interests. Net investment income from other long-term investments was $365 million, $311 million and $443 million for 1999, 1998 and 1997, respectively.


                                       B20

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)

   Investment Income and Investment Gains and Losses

   Net investment income arose from the following sources for the years ended December 31:

                                                                1999              1998               1997
                                                            -------------      ------------      -------------
                                                                              (In Millions)

Fixed maturities - available for sale                            $ 5,450           $ 5,366            $ 5,074
Fixed maturities - held to maturity                                1,217             1,406              1,622
Trading account assets                                               622               677                504
Equity securities - available for sale                                63                54                 52
Mortgage loans on real estate                                      1,401             1,525              1,555
Investment real estate                                               101               230                565
Policy loans                                                         448               410                396
Securities purchased under agreements to resell                       25                18                 15
Broker-dealer related receivables                                    976               836                706
Short-term investments                                               642               725                697
Other investment income                                              354               430                535
                                                            -------------      ------------      -------------

Gross investment income                                           11,299            11,677             11,721
Less investment expenses                                          (1,824)           (2,035)            (2,027)
                                                            -------------      ------------      -------------

     Subtotal                                                      9,475             9,642              9,694
Less amount relating to discontinued operations                      (51)             (107)              (212)
                                                            -------------      ------------      -------------

Net investment income                                            $ 9,424           $ 9,535            $ 9,482
                                                            =============      ============      =============



                                       B21

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)

   Realized investment gains, net, for the years ended December 31, were from the following sources:

                                                                     1999                1998                1997
                                                                ---------------     ---------------     ---------------
                                                                                    (In Millions)
Fixed maturities                                                       $  (557)            $ 1,381             $   684
Equity securities - available for sale                                     223                 427                 363
Mortgage loans on real estate                                              209                  22                  68
Investment real estate                                                     106                 642                 700
Joint ventures and limited partnerships                                    656                 454                 289
Derivatives                                                                305                (263)                108
Other                                                                      (27)                  8                  (3)
                                                                ---------------     ---------------     ---------------
     Subtotal                                                              915               2,671               2,209
Less amount related to discontinued operations                               9                 (30)                (41)
                                                                ---------------     ---------------     ---------------
Realized investment gains, net                                         $   924             $ 2,641             $ 2,168
                                                                ===============     ===============     ===============



    The "joint ventures and limited partnerships" category includes net realized investment gains relating to real estate joint ventures' and partnerships' sales of their underlying invested assets, as described more fully in Note 2, "Other long-term investments," amounting to $114 million, $177 million and $56 million in 1999, 1998 and 1997, respectively.

    Based on the carrying value, assets categorized as "non-income producing" for the year ended December 31, 1999 included in fixed maturities available for sale, mortgage loans on real estate and other long-term investments totaled $15 million, $25 million and $1 million, respectively.

    Net  Unrealized Investment Gains/Losses
    Net unrealized investment gains on securities available for sale and certain other long-term investments are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income." Changes in these amounts include reclassification adjustments to avoid including in "Other comprehensive income/(loss)" those items that are included as part of "Net income" for a period that also had been part of "Other comprehensive income/(loss)" in earlier periods. The amounts for the years ended December 31, are as follows:


                                       B22

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)


                                                                Impact of unrealized investment gains (losses) on:
                                                                ---------------------------------------------------------
                                                                    Deferred
                                                Unrealized           policy            Future             Deferred
                                             gains(losses) on     acquisition          policy            income tax
                                                investments          costs            benefits       (liability)benefit
                                            ------------------  ---------------  ----------------  ----------------------
                                                                                   (In Millions)

Balance, December 31, 1996                        $ 2,527           $  (193)           $  (573)            $  (625)

Net investment gains (losses) on
investments arising during the
period                                              2,667                 -                  -                (961)

Reclassification adjustment for
gains included in net income                         (986)                -                  -                 355

Impact of net unrealized investment                     -              (154)                 -                  55
gains on deferred policy acquisition
costs

Impact of net unrealized investment                     -                 -               (563)                203
gains on future policy benefits
                                            ------------------  ---------------  ----------------  ----------------------

Balance, December 31, 1997                          4,208              (347)            (1,136)               (973)

Net investment gains (losses) on
investments arising during the
period                                                804                 -                  -                (282)

Reclassification adjustment for
gains included in net income                       (1,675)                -                  -                 588

Impact of net unrealized investment
gains on deferred policy acquisition
costs                                                   -                98                  -                 (36)

Impact of net unrealized investment
gains on future policy benefits                         -                 -                 38                 (15)
                                            ------------------  ---------------  ----------------  ----------------------

Balance, December 31, 1998                          3,337              (249)            (1,098)               (718)

Net investment gains (losses) on
investments arising during the
period                                             (5,089)                -                  -               1,845

Reclassification adjustment for
gains included in net income                          404                 -                  -                (146)

Impact of net unrealized investment
losses on deferred policy acquisition                   -               566                  -                (213)
costs

Impact of net unrealized investment
losses on future policy benefits                        -                 -              1,095                (394)
                                            ------------------  ---------------  ----------------  ----------------------

Balance, December 31, 1999                       $ (1,348)         $    317           $     (3)           $    374
                                            ==================  ===============  ================  ======================



                                                              Accumulated
                                                                other
                                                            comprehensive
                                                            income/(loss)
                                                            related to net
                                                              unrealized
                                                              investment
                                                            gains (losses)
                                                          ------------------

Balance, December 31, 1996                                       $ 1,136

Net investment gains (losses) on
investments arising during the
period                                                             1,706

Reclassification adjustment for
gains included in net income                                        (631)

Impact of net unrealized investment                                  (99)
gains on deferred policy acquisition
costs

Impact of net unrealized investment                                 (360)
gains on future policy benefits
                                                          ------------------

Balance, December 31, 1997                                         1,752

Net investment gains (losses) on
investments arising during the
period                                                               522

Reclassification adjustment for
gains included in net income                                      (1,087)

Impact of net unrealized investment
gains on deferred policy acquisition
costs                                                                 62

Impact of net unrealized investment
gains on future policy benefits                                       23
                                                          ------------------

Balance, December 31, 1998                                         1,272

Net investment gains (losses) on
investments arising during the
period                                                            (3,244)

Reclassification adjustment for
gains included in net income                                         258

Impact of net unrealized investment
losses on deferred policy acquisition                                353
costs

Impact of net unrealized investment
losses on future policy benefits                                     701
                                                          ------------------

Balance, December 31, 1999                                       $  (660)
                                                          ==================


                                       B23

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)


    The table below presents unrealized gains (losses) on investments by asset class:

                                                                As of December 31,
                                                   1999                1998               1997
                                              -------------      ---------------      -------------
                                                                   (In Millions)
Fixed maturities                                  $ (2,118)             $ 3,161            $ 3,774
Equity securities                                      733                  176                434
Other long-term investments                             37                    -                  -
                                              -------------      ---------------      -------------
Unrealized gains (losses) on investments          $ (1,348)             $ 3,337            $ 4,208
                                              =============      ===============      =============


5. DEFERRED POLICY ACQUISITION COSTS

    The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:


                                                            1999       1998        1997
                                                          ---------  ----------  ----------
                                                                     (In Millions)
Balance, beginning of year                                 $ 6,462     $ 6,083     $ 6,095
Capitalization of commissions, sales and issue
  expenses                                                   1,333       1,313       1,409
Amortization                                                (1,155)     (1,139)     (1,176)
Change in unrealized investment gains                          566          98        (154)
Foreign currency translation                                   118         107         (91)
                                                          ---------  ----------  ----------
Balance, end of year                                       $ 7,324     $ 6,462     $ 6,083
                                                          =========  ==========  ==========


6. POLICYHOLDERS' LIABILITIES

    Future policy benefits at December 31, are as follows:

                                                   1999         1998
                                                  --------     --------
                                                      (In Millions)
Life insurance                                    $ 51,667     $ 48,981
Annuities                                           14,138       15,360
Other contract liabilities                           2,264        2,718
                                                  --------     --------
Total future policy benefits                      $ 68,069     $ 67,059
                                                  ========     ========


     The majority of the Company's participating insurance is in its domestic individual life insurance business. Participating insurance represented approximately 90% of domestic individual life insurance inforce and approximately 90% of domestic individual life insurance premiums for 1999, 1998 and 1997. Revenues and expenses of this business come directly from the underlying policies and supporting assets.


                                      B24

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. POLICYHOLDERS' LIABILITIES (continued)

     Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends, premium deficiency reserves and certain health benefits. Annuity liabilities include reserves for immediate annuities and life contingent group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

     The following table highlights the key assumptions generally utilized in calculating these reserves:

          Product                       Mortality                    Interest Rate               Estimation Method
----------------------------    ---------------------------    --------------------------    ---------------------------
Life insurance                  Generally, rates                     2.5% to 11.5%           Net level premium
                                guaranteed in calculating                                    based on non-forfeiture
                                cash surrender values                                        interest rate

Individual annuities            1971 and 1983 Individual             3.5% to 13.4%           Present value of
                                Annuity Mortality                                            expected future payments
                                Tables with certain                                          based on historical
                                modifications                                                experience

Group annuities                 1950 and 1971 Group                  3.8% to 17.3%           Present value of
                                Annuity Mortality                                            expected future payments
                                Tables with certain                                          based on historical
                                modifications                                                experience

Other contract liabilities                                           2.5% to 11.5%           Present value of
                                                                                             expected future payments
                                                                                             based on historical
                                                                                             experience


     Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long duration, traditional and non-participating annuities, and for certain individual health policies. Liabilities of $1,930 million and $1,844 million is included in "Future policy benefits" with respect to these deficiencies at December 31, 1999 and 1998, respectively.

     Policyholders' account balances at December 31, are as follows:

                                                                                1999              1998
                                                                             ------------      ------------
                                                                                     (In Millions)
Individual annuities                                                            $  4,612          $  4,997
Group annuities                                                                    2,176             2,362
Guaranteed investment contracts and guaranteed interest accounts                  13,429            14,408
Interest-sensitive life contracts                                                  3,607             3,566
Dividend accumulations and other                                                   7,754             7,765
                                                                             ------------      ------------
Policyholders' account balances                                                 $ 31,578          $ 33,098
                                                                             ============      ============


                                      B25

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. POLICYHOLDERS' LIABILITIES (continued)

     Policyholders' account balances for interest-sensitive life and investment-type contracts represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges.

     Certain contract provisions that determine the policyholder account balances are as follows:

                                                                                         Withdrawal/
                   Product                             Interest Rate                  Surrender Charges
----------------------------------------------   --------------------------   -----------------------------------

Individual annuities                                   3.0% to 11.3%          0% to 8% for up to 8 years

Group annuities                                        2.0% to 13.9%          Contractually limited or subject
                                                                              to market value adjustment

Guaranteed investment contracts and                    3.9% to 15.4%          Generally, subject to market value
Guaranteed interest accounts                                                  withdrawal provisions for any funds
                                                                              withdrawn other than for benefit
                                                                              responsive and contractual payments

Interest-sensitive life contracts                      2.0% to 6.0%           Various up to 10 years

Dividend accumulations and other                       3.0% to 7.0%           Withdrawal or surrender
                                                                              contractually limited or subject
                                                                              to market value adjustment


                                      B26

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. POLICYHOLDERS' LIABILITIES (continued)

    Unpaid claims and claim adjustment expenses. The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expenses for property and casualty insurance, which includes the Company's personal lines automobile and homeowner's business, as well as the Company's wind-down commercial lines business, primarily environmental and asbestos-related claims, and accident and health insurance at December 31:

                                                                      1999                               1998
                                                        --------------------------------   -------------------------------
                                                          Accident          Property         Accident         Property
                                                         and Health       and Casualty      and Health      and Casualty
                                                        --------------   ---------------   --------------   --------------
                                                                                   (In Millions)

Balance at January 1                                          $ 1,090           $ 2,716          $ 1,857          $ 2,956
Less reinsurance recoverables, net                                 52               533              810              535
                                                        --------------   ---------------   --------------   --------------
Net balance at January 1                                        1,038             2,183            1,047            2,421
                                                        --------------   ---------------   --------------   --------------
Incurred related to:

   Current year                                                 4,110             1,249            6,132            1,314
   Prior years                                                    (72)              (54)             (15)            (154)
                                                        --------------   ---------------   --------------   --------------
Total incurred                                                  4,038             1,195            6,117            1,160
                                                        --------------   ---------------   --------------   --------------
Paid related to:

   Current year                                                 3,397               700            5,287              717
   Prior years                                                    672               720              839              681
                                                        --------------   ---------------   --------------   --------------
Total paid                                                      4,069             1,420            6,126            1,398
                                                        --------------   ---------------   --------------   --------------
  Disposal of healthcare business (See Note 3)                   (965)                -                -                -
                                                        --------------   ---------------   --------------   --------------
Net balance at December 31                                         42             1,958            1,038            2,183
Plus reinsurance recoverables, net                                378               451               52              533
                                                        --------------   ---------------   --------------   --------------
Balance at December 31                                        $   420           $ 2,409          $ 1,090          $ 2,716
                                                        ==============   ===============   ==============   ==============


                                                                      1997
                                                        --------------------------------
                                                          Accident          Property
                                                         and Health       and Casualty
                                                        --------------   ---------------
                                                                  (In Millions)

Balance at January 1                                          $ 1,932           $ 3,076
Less reinsurance recoverables, net                                 10               553
                                                        --------------   ---------------
Net balance at January 1                                        1,922             2,523
                                                        --------------   ---------------
Incurred related to:

   Current year                                                 8,379             1,484
   Prior years                                                     63               (50)
                                                        --------------   ---------------
Total incurred                                                  8,442             1,434
                                                        --------------   ---------------
Paid related to:

   Current year                                                 6,673               739
   Prior years                                                  1,842               797
                                                        --------------   ---------------
Total paid                                                      8,515             1,536
                                                        --------------   ---------------
  Disposal of healthcare business (See Note 3)                      -                 -
                                                        --------------   ---------------
Net balance at December 31                                      1,849             2,421
Plus reinsurance recoverables, net                                  8               535
                                                        --------------   ---------------
Balance at December 31                                        $ 1,857           $ 2,956
                                                        ==============   ===============


     The Accident and Health reinsurance recoverable balance at December 31, 1999 includes $371 million attributable to the Company's discontinued healthcare business. The Accident and Health balance at December 31, 1998 and 1997 includes amounts attributable to the Company's discontinued healthcare business of $1,026 million and $1,693 million, respectively.

     The unpaid claims and claim adjustment expenses presented above include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company's experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statement of Operations periodically as the estimates are revised. Accident and Health unpaid claims liabilities are discounted using interest rates ranging from 3.5% to 7.5%.

     In 1999, 1998 and 1997, the amounts incurred for claims and claim adjustment expenses for property and casualty related to prior years were primarily driven by lower than anticipated losses for the auto line of business.

     The amounts incurred for claims and claim adjustment expense for Accident and Health related to prior years are primarily due to factors including changes in claim cost trends and an accelerated decline in the indemnity health business.


                                      B27

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7. REINSURANCE

     The Company participates in reinsurance in order to provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Property-casualty reinsurance is placed on a pro-rata basis and excess of loss, including stop loss, basis. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

     The tables presented below exclude amounts pertaining to the Company's discontinued healthcare operations. See Note 3 for a discussion of the Company's coinsurance agreement with Aetna.

     Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows:

                                        1999          1998          1997
                                      ---------     ---------     ---------
                                                  (In Millions)
Direct premiums                       $ 10,068       $ 9,637       $ 9,667
     Reinsurance assumed                    66            65            64
     Reinsurance ceded                    (659)         (678)         (716)
                                      ---------     ---------     ---------
Premiums                               $ 9,475       $ 9,024       $ 9,015
                                      =========     =========     =========
Policyholders' benefits ceded          $   483       $   510       $   530
                                      =========     =========     =========


     Reinsurance recoverables, included in "Other assets" in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                        1999          1998
                                      ----------    ----------
                                           (In Millions)
Life insurance                          $   576       $   620
Property-casualty                           473           564
Other reinsurance                            90            92
                                      ----------    ----------
                                        $ 1,139       $ 1,276
                                      ==========    ==========


     Two major reinsurance companies account for approximately 58% of the reinsurance recoverable at December 31, 1999. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.


                                      B28

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


8.  SHORT-TERM AND LONG-TERM DEBT

     Debt consists of the following at December 31:

Short-term debt

                                       1999          1998
                                    -----------    ----------
                                           (In Millions)
Commercial paper (b)                  $  7,506      $  7,057
Notes payable                            2,598         2,164
Current portion of long-term debt          754           861
                                    -----------    ----------

Total short-term debt                 $ 10,858      $ 10,082
                                    ===========    ==========

    The weighted average interest rate on outstanding short-term debt was approximately 5.2% and 5.4% at December 31, 1999 and 1998, respectively.

Long-term debt

Description                                      Maturity Dates                     Rate                 1999              1998
-----------                                     -----------------------     -------------------      ------------      ------------
                                                                                                              (In Millions)

     Fixed rate notes                                 2000 - 2023              .50% - 12.28%              $ 1,161           $ 1,480
     Floating rate notes ("FRN")                      2000 - 2003                   (a)                       865               767
     Surplus notes                                    2003 - 2025              6.875% - 8.30%                 987               987
     Commercial paper backed by long-term
          credit agreement (b)                                                                              2,500             1,500
                                                                                                      ------------      ------------
          Total long-term debt                                                                            $ 5,513           $ 4,734
                                                                                                      ============      ============


(a) Floating interest rates are generally based on such rates as LIBOR, Constant Maturity Treasury, or the Federal Funds Rate. Interest on the FRN's ranged from 6.17% to 14.00% for 1999 and 1998, respectively. Included in the floating rate notes are equity indexed instruments. The Company issued an S&P 500 index linked note of $29 million in September of 1997. The interest rate on the note is based on the appreciation of the S&P 500 index, with a contractual cap of 14%. At December 31, 1999 and 1998, the rate was 14%. Excluding this note, floating interest rates ranged from 6.17% to 9.54% for 1999 and 4.04% to 7.9% for 1998.

(b) At December 31, 1999 and 1998, the Company classified $2.5 billion and $1.5 billion, respectively, of its commercial paper as long-term debt. This classification is supported by long-term syndicated credit line agreements. The Company has the ability and intent to use these agreements, if necessary, to refinance commercial paper on a long-term basis.


                                      B29

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. SHORT-TERM AND LONG-TERM DEBT (continued)


    The following table summarizes the Company's use of the proceeds from issuing long-term debt:

                                                  1999              1998
                                             ---------------   ----------------
                                                       (In Millions)

Corporate                                           $ 1,782            $ 1,917
Investment related                                    1,121                751
Securities business related                           2,610              2,066
                                             ---------------   ----------------
          Total long-term debt                      $ 5,513            $ 4,734
                                             ===============   ================


    The net proceeds from the issuance of the Company's long-term debt may be used for general corporate purposes. This includes investing in equity and debt securities of subsidiaries, advancing funds to its subsidiaries for liquidity and operational purposes, and supporting liquidity of the Company's other businesses.

    Investment related long-term debt consists of debt issued to finance specific investment assets or portfolios of investment assets including real estate, institutional spread lending investment portfolios and real estate related investments held in consolidated joint ventures.

    Securities business related long-term debt consists of debt issued to finance primarily the liquidity of the Company's securities business. Loans made by the Company to its securities subsidiaries using the proceeds from the Company's issuance of long-term debt may be made on a long-term, short-term, or subordinated basis, depending on the particular requirements of its securities business.

    Payment of interest and principal on the surplus notes issued after 1993, of which $688 million were outstanding at December 31, 1999 and 1998, may be made only with the prior approval of the Commissioner of Insurance of the State of New Jersey.

    In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The effect of these derivative instruments is included in the calculation of the interest expense on the associated debt, and as a result, the effective interest rates on the debt may differ from the rates reflected in the tables above. Floating rates are determined by formulas and may be subject to certain minimum or maximum rates.


Scheduled principal repayment of long-term debt                 (In Millions)
                 2001                                                   $   738
                 2002                                                     1,942
                 2003                                                       459
                 2004                                                     1,334
                 2005                                                        58
          2006 and thereafter                                               982
                                                              ------------------
                 Total                                                  $ 5,513
                                                              ==================


     At December 31, 1999, the Company had $9,934 million in lines of credit from numerous financial institutions of which $7,947 million were unused. These lines of credit generally have terms ranging from one to five years.

     The Company issues commercial paper primarily to manage operating cash flows and existing commitments, meet working capital needs and take advantage of current investment opportunities. A portion of commercial


                                       B30

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. SHORT-TERM AND LONG-TERM DEBT (continued)


     paper borrowings are supported by various lines of credit referred to above. At December 31, 1999 and 1998, the weighted average maturity of commercial paper outstanding was 23 and 21 days, respectively.

     Interest expense for short-term and long-term debt is $863 million, $920 million, and $743 million for the years ended December 31, 1999, 1998 and 1997, respectively. Securities business related interest expense of $254 million, $288 million, and $248 million in 1999, 1998 and 1997, respectively, is included in "Net investment income."

9.  EMPLOYEE BENEFIT PLANS

     Pension and Other Postretirement Plans
     The Company has funded non-contributory defined benefit pension plans which cover substantially all of its employees. The Company also has several non-funded non-contributory defined benefit plans covering certain executives. Benefits are generally based on career average earnings and credited length of service. The Company's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Service contribution guidelines.

     The Company provides certain life insurance and healthcare benefits ("Other postretirement benefits") for its retired employees, their beneficiaries and covered dependents. The healthcare plan is contributory; the life insurance plan is non-contributory.

     Substantially all of the Company's employees may become eligible to receive benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. These benefits are funded as considered necessary by Company management.

     The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

     Prepaid and accrued benefits costs are included in "Other assets" and "Other liabilities," respectively, in the Company's Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity, is summarized below:



                                      B31

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9.  EMPLOYEE BENEFIT PLANS (continued)


                                                                                                                Other
                                                                     Pension Benefits                  Postretirement Benefits
                                                             ----------------------------------    ---------------------------------
                                                                  1999               1998               1999              1998
                                                             ---------------    ---------------    ---------------    --------------
                                                                                          (In Millions)
Change in benefit obligation:

Benefit obligation at the beginning of period                      $ (6,309)          $ (5,557)          $ (2,213)         $ (2,128)
Service cost                                                           (193)              (159)               (39)              (35)
Interest cost                                                          (410)              (397)              (141)             (142)
Plan participants' contributions                                          -                  -                 (6)               (6)
Amendments                                                               (2)               (58)                (2)                -
Actuarial gains (losses)                                                974               (600)               312               (31)
Contractual termination benefits                                        (53)               (30)                 -                 -
Special termination benefits                                            (51)                 -                 (2)                -
Curtailment                                                             206                  -                 43                 -
Benefits paid                                                           408                485                108               128
Foreign currency changes                                                  -                  7                 (1)                1
                                                             ---------------    ---------------    ---------------    --------------
Benefit obligation at end of period                                $ (5,430)          $ (6,309)          $ (1,941)         $ (2,213)
                                                             ===============    ===============    ===============    ==============

Change in plan assets:

Fair value of plan assets at beginning of period                    $ 8,427            $ 8,489            $ 1,422           $ 1,354
Actual return on plan assets                                          1,442                445                213               146
Transfer to third party                                                 (14)                (4)                 -                 -
Contribution from pension plan                                            -                  -                  -                31
Employer contributions                                                   21                 25                 15                13
Plan participants' contributions                                          -                  -                  6                 6
Withdrawal under IRS Section 420                                          -                (36)                 -                 -
Benefits paid                                                          (408)              (485)              (108)             (128)
Foreign currency changes                                                  -                 (7)                 -                 -
                                                             ---------------    ---------------    ---------------    --------------
Fair value of plan assets at end of period                          $ 9,468            $ 8,427            $ 1,548           $ 1,422
                                                             ===============    ===============    ===============    ==============

Funded status:

Funded status at end of period                                      $ 4,038            $ 2,118             $ (393)           $ (791)
Unrecognized transition (asset) liability                              (448)              (554)               462               660
Unrecognized prior service cost                                         225                335                  2                 -
Unrecognized actuarial net (gain)                                    (2,514)              (813)              (746)             (353)
Effects of fourth quarter activity                                       (3)                (9)                 -                 2
                                                             ---------------    ---------------    ---------------    --------------
Net amount recognized                                               $ 1,298            $ 1,077             $ (675)           $ (482)
                                                             ===============    ===============    ===============    ==============

Amounts recognized in the Statements of
Financial Position consist of:

Prepaid benefit cost                                                $ 1,601            $ 1,348             $    -            $    -
Accrued benefit liability                                              (316)              (287)              (675)             (482)
Intangible asset                                                          6                  7                  -                 -
Accumulated other comprehensive income                                    7                  9                  -                 -
                                                             ---------------    ---------------    ---------------    --------------
Net amount recognized                                               $ 1,298            $ 1,077             $ (675)           $ (482)
                                                             ===============    ===============    ===============    ==============


                                      B32

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9.  EMPLOYEE BENEFIT PLANS (continued)

     The projected benefit obligations, accumulated benefit obligations and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $401 million, $309 million and $0, respectively, as of September 30, 1999 and $384 million, $284 million and $0, respectively, as of September 30, 1998.

     The effects of fourth quarter activity are summarized as follows:

                                                                                              Other
                                                   Pension Benefits                  Postretirement Benefits
                                           ---------------------------------     ---------------------------------
                                               1999               1998               1999               1998
                                           --------------     --------------     --------------     --------------
                                                                         (In Millions)
Contractual termination benefits                    $ (9)             $ (14)               $ -                $ -
Employer contributions                                 6                  5                  -                  2
                                           --------------     --------------     --------------     --------------
Effects of 4th quarter activity                     $ (3)              $ (9)               $ -                $ 2
                                           ==============     ==============     ==============     ==============


     Pension plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $6,534 million and $5,926 million are included in Separate Account assets and liabilities at September 30, 1999 and 1998, respectively.

     Other postretirement plan assets consist of group and individual life insurance policies, group life and health contracts, common stocks, corporate debt securities, U.S. government securities and short-term investments. During 1999 the assets of group life and health contracts were transferred into common stocks, debt securities and short-term investments. Plan assets include $434 million and $1,018 million of Company insurance policies and contracts at September 30, 1999 and 1998, respectively.

     The Prudential Plan was amended during the time period presented to provide contractual termination benefits to certain plan participants whose employment had been terminated. Costs related to these amendments are reflected in contractual termination benefits that follow.


                                      B33

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9.  EMPLOYEE BENEFIT PLANS (continued)

     Net periodic benefit cost included in "General and administrative expenses" in the Company's Consolidated Statements of Operations for the years ended December 31, includes the following components:


                                                              Pension Benefits                  Other Postretirement Benefits
                                                 ----------------------------------------------------------------------------------
                                                    1999          1998          1997          1999          1998          1997
                                                 -----------   -----------   -----------   ------------  ------------  ------------
                                                                                   (In Millions)
Components of net periodic benefits
costs:

Service cost                                          $ 193         $ 159         $ 127           $ 39          $ 35          $ 38
Interest cost                                           410           397           376            141           142           149
Expected return on plan assets                         (724)         (674)         (617)          (121)         (119)          (87)
Amortization of transition amount                      (106)         (106)         (106)            47            47            50
Amortization of prior service cost                       45            45            42              -             -             -
Amortization of actuarial net (gain) loss                 4             1             -            (10)          (13)          (13)
Special termination benefits                             51             -             -              2             -             -
Curtailment (gain) loss                                (122)            5             -            108             -             -
Contractual termination benefits                         48            14            30              -             -             -
                                                 -----------   -----------   -----------   ------------  ------------  ------------
     Subtotal                                          (201)         (159)         (148)           206            92           137
Less amounts related to discontinued operations          84            25             -           (130)          (34)          (38)
                                                 -----------   -----------   -----------   ------------  ------------  ------------
Net periodic (benefit) cost                          $ (117)       $ (134)       $ (148)          $ 76          $ 58          $ 99
                                                 ===========   ===========   ===========   ============  ============  ============


     Discontinued operations amounts for 1998 and 1997 were included in loss from healthcare operations. The 1999 amounts were included in loss on disposal of healthcare operations. See Note 3 for discussion of the disposal of the Company's healthcare business. Discontinued operations for pension benefits in 1999 includes $122 million of curtailment gains and $51 million of special termination benefit costs. Discontinued operations for postretirement benefits in 1999 includes $108 million of curtailment losses and $2 million of special termination benefit costs.

     The assumptions at September 30, used by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the subsequent year are as follows:


                                                    Pension Benefits                       Other Postretirement Benefits
                                          -------------------------------------  --------------------------------------------------
                                            1999          1998         1997           1999             1998               1997
                                          ----------   -----------  -----------  ---------------   --------------     -------------

Weighted-average assumptions:

Discount rate (beginning of period)         6.50%        7.25%        7.75%          6.50%             7.25%              7.75%
Discount rate (end of period)               7.75%        6.50%        7.25%          7.75%             6.50%              7.25%
Rate of increase in compensation            4.50%        4.50%        4.50%          4.50%             4.50%              4.50%
     levels (beginning of period)
Rate of increase in compensation            4.50%        4.50%        4.50%          4.50%             4.50%              4.50%
     levels (end of period)
Expected return on plan assets              9.50%        9.50%        9.50%          9.00%             9.00%              9.00%
Health care cost trend rates                  -            -            -         7.50 - 9.80%     7.80 - 11.00%      8.20 - 11.80%
Ultimate health care cost trend rate          -            -            -            5.00%             5.00%              5.00%
   after gradual decrease until 2006


                                      B34

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9.  EMPLOYEE BENEFIT PLANS (continued)

     Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

                                                              Other
                                                      Postretirement Benefits
                                                   ----------------------------
                                                              1999
                                                          ------------
                                                          (In Millions)
One percentage point increase

Increase in total service and interest costs                    $ 25
Increase in postretirement benefit obligation                    200

One percentage point decrease

Decrease in total service and interest costs                    $ 20
Decrease in postretirement benefit obligation                    167


     Postemployment Benefits
     The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 1999 and 1998 was $157 million and $135 million, respectively, and is included in "Other liabilities."

     Other Employee Benefits
     The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 3% of annual salary. The matching contributions by the Company included in "General and administrative expenses" are as follows:

                                                                            401(k) Company Match
                                                             ---------------------------------------------------
                                                                 1999               1998              1997
                                                             --------------    ---------------    --------------
                                                                               (In Millions)
Company match                                                         $ 60               $ 54              $ 63
Less amounts related to discontinued operations                         (8)               (14)              (16)
                                                             --------------    ---------------    --------------
401(k) Company match included in
     general and administrative expenses                              $ 52               $ 40              $ 47
                                                             ==============    ===============    ==============


     Discontinued operations amounts for 1998 and 1997 were included in loss from healthcare operations. The 1999 amount was included in loss on disposal of healthcare operations.



                                      B35

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. INCOME TAXES

     The components of income tax expense for the years ended December 31, were as follows:


                                                             1999                1998               1997
                                                         --------------      --------------     --------------
                                                                             (In Millions)
Current tax expense (benefit):
            U.S.                                                 $ 614               $ 883              $ (14)
            State and local                                         84                  54                 51
            Foreign                                                 (8)                148                 64
                                                         --------------      --------------     --------------
            Total                                                  690               1,085                101

Deferred tax expense (benefit):
            U.S.                                                   206                 (93)               269
            State and local                                         44                  (6)                 4
            Foreign                                                102                 (16)                33
                                                         --------------      --------------     --------------
            Total                                                  352                (115)               306

Total income tax expense                                       $ 1,042               $ 970              $ 407
                                                         ==============      ==============     ==============


      Income from continuing operations before income taxes and extraordinary item, for the years ended December 31, was as follows:

                                                           1999                 1998                  1997
                                                       --------------       --------------       ---------------
                                                                            (In Millions)

Domestic                                                     $ 1,989              $ 2,384               $ 1,039
International                                                    316                  224                   331
                                                       --------------       --------------       ---------------
Total income from continuing operations
     before income taxes and extraordinary item              $ 2,305              $ 2,608               $ 1,370
                                                       ==============       ==============       ===============


      The Company's income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

                                                            1999                 1998                 1997
                                                        --------------       --------------       --------------
                                                                             (In Millions)

Expected federal income tax expense                             $ 807                $ 913                $ 480
Equity tax (benefit)                                              190                   75                  (65)
State and local income taxes                                       83                   31                   37
Tax-exempt interest and dividend received                         (63)                 (46)                 (67)
     deduction
Other                                                              25                   (3)                  22
                                                        --------------       --------------       --------------

Total income tax expense                                      $ 1,042                $ 970                $ 407
                                                        ==============       ==============       ==============


                                      B36

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. INCOME TAXES (continued)

     Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                                     1999             1998
                                                                 -------------     ------------
                                                                          (In Millions)
Deferred tax assets
       Insurance reserves                                             $ 1,582          $ 1,807
       Net unrealized investment (gains)/losses                           474           (1,225)
       Policyholder dividends                                             277              265
       Net operating loss carryforwards                                   280              276
       Litigation related reserves                                         61               87
       Employee benefits                                                   32               63
       Other                                                                -              135
                                                                 -------------     ------------

       Deferred tax assets before valuation allowance                   2,706            1,408
       Valuation allowance                                                (24)             (13)
                                                                 -------------     ------------
       Deferred tax assets after valuation allowance                    2,682            1,395
                                                                 -------------     ------------

Deferred tax liabilities
       Deferred policy acquisition cost                                 1,942            1,697
       Investments                                                        284              151
       Depreciation                                                        59               64
                                                                 -------------     ------------
       Deferred tax liabilities                                         2,285            1,912
                                                                 -------------     ------------

Net defered tax asset/(liability)                                       $ 397           $ (517)
                                                                 =============     ============


    Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 1999 and 1998, respectively, the Company had federal life net operating loss carryforwards of $660 million and $540 million, which expire in 2012. At December 31, 1999 and 1998, respectively, the Company had state operating loss carryforwards for tax purposes approximating $570 million and $1,278 million, which expire between 2000 and 2019.

    Deferred taxes are not provided on the undistributed earnings of foreign subsidiaries (considered to be permanent investments), which at December 31, 1999 were $521 million. Determining the tax liability that would arise if these earnings were remitted is not practical.


    The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1992. The Service has begun their examination of the years 1993 through 1995.



                                      B37

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11. STATUTORY NET INCOME AND SURPLUS

    Reconciliation of Statutory Net Income and Surplus

    Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following tables reconcile the Company's statutory net income and surplus as of and for the years ended December 31, 1999, 1998, and 1997, determined in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance, to net income and equity determined using GAAP:

                                                                         1999                1998               1997
                                                                    ----------------    ---------------    ----------------
                                                                                        (In Millions)

Statutory net income                                                          $ 333            $ 1,247             $ 1,471

Adjustments to reconcile to net income on a GAAP basis:
      Insurance revenues and expenses                                           136               (117)                 12
      Income taxes                                                              436                128                 601
      Valuation of investments                                                  (27)              (143)                (62)
      Realized investment gains                                                  73              1,162                 702
      Litigation and other reserves                                            (102)            (1,150)             (1,975)
      Discontinued operations and other, net                                    (36)               (21)               (139)
                                                                    ----------------    ---------------    ----------------

GAAP net income                                                               $ 813            $ 1,106               $ 610
                                                                    ================    ===============    ================


                                                                          1999                 1998
                                                                     ----------------     ---------------
                                                                                 (In Millions)

Statutory surplus                                                            $ 9,249             $ 8,536

Adjustments to reconcile to equity on a GAAP basis:
      Deferred policy acquisition costs                                        7,295               6,462
      Valuation of investments                                                 2,909               8,358
      Future policy benefits and policyholder account balances                (1,544)             (2,621)
      Non-admitted assets                                                      2,069               2,119
      Income taxes                                                               522                (576)
      Surplus notes                                                             (987)               (987)
      Discontinued operations and other, net                                    (222)               (896)
                                                                     ----------------     ---------------

GAAP equity                                                                 $ 19,291            $ 20,395
                                                                     ================     ===============


    The New York State Insurance Department ("Department") recognizes only statutory accounting for determining and reporting the financial condition of an insurance company, for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determinations.


                                      B38

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

12. OPERATING LEASES (continued)


    The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. At December 31, 1999, future minimum lease payments under non-cancelable operating leases are, as follows:

                                                    (In Millions)
       2000                                                  $ 294
       2001                                                    265
       2002                                                    217
       2003                                                    178
       2004                                                    147
       Remaining years after 2004                              776
                                                   ----------------
       Total                                               $ 1,877
                                                   ================



    Rental expense incurred for the years ended December 31, 1999, 1998 and 1997 was $278 million, $320 million and $352 million, respectively, excluding expenses relating to the Company's healthcare business.


13. FAIR VALUE OF FINANCIAL INSTRUMENTS

    The estimated fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying values approximate estimated fair values).

    Fixed maturities and Equity securities
    Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Generally fair values for private placement fixed maturities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement fixed maturities is based on amounts estimated by management.

    Mortgage loans on real estate
    The estimated fair value of mortgage loans on real estate is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality mortgage.

    Policy loans
    The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.


                                      B39

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)


    Derivative financial instruments
    Refer to Note 14 for the disclosure of fair values on these instruments.

    Investment contracts
    For guaranteed investment contracts, income annuities, and other similar contracts without life contingencies, estimated fair values are derived using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

    Debt
    The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.


                                      B40

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

     The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:


                                                                            1999                                  1998
                                                                Carrying          Estimated           Carrying          Estimated
                                                                 Amount           Fair Value           Amount          Fair Value

                                                             ---------------    ---------------    ---------------    --------------
                                                                                                 (In Millions)
FINANCIAL ASSETS:

Other than trading:
Fixed maturities:
     Available for sale                                            $ 74,697           $ 74,697           $ 80,158          $ 80,158
     Held to maturity                                                14,237             14,112             16,848            17,906
Equity securities                                                     3,264              3,264              2,759             2,759
Mortgage loans on real estate                                        16,268             15,826             16,016            16,785
Policy loans                                                          7,590              7,462              7,476             8,123
Securities purchased under agreements to resell                           -                  -              1,737             1,737
Short-term investments                                               12,303             12,303              9,781             9,781
Mortgage securitization inventory                                       803                803                480               480
Cash                                                                  1,330              1,330              1,943             1,943
Restricted cash and securities                                        4,082              4,082              2,366             2,366
Separate Account assets                                              82,131             82,131             80,931            80,931

Trading:
Trading account assets                                             $  9,741           $  9,741           $  8,888          $  8,888
Broker-dealer related receivables                                    11,346             11,346             10,142            10,142
Securities purchased under agreements to resell                      13,944             13,944              8,515             8,515
Cash collateral for borrowed securities                               7,124              7,124              5,622             5,622

FINANCIAL LIABILITIES:

Other than trading:
Investment contracts                                               $ 25,164           $ 25,352           $ 26,246          $ 27,051
Securities sold under agreements to repurchase                        4,260              4,260              7,085             7,085
Cash collateral for loaned securities                                 2,582              2,582              2,450             2,450
Short-term and long-term debt                                        16,371             16,563             14,816            15,084
Securities sold but not yet purchased                                     -                  -              2,215             2,215
Separate Account liabilities                                         82,131             82,131             80,931            80,931

Trading:
Broker-dealer related payables                                     $  5,839           $  5,839           $  6,530          $  6,530
Securities sold under agreements to repurchase                       20,338             20,338             14,401            14,401
Cash collateral for loaned securities                                 8,193              8,189              4,682             4,682
Securities sold but not yet purchased                                 6,968              6,968              3,556             3,556



                                      B41

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

    Interest Rate Swaps
    The Company uses interest rate swaps to reduce market risks from changes in interest rates and to manage interest rate exposures arising from mismatches between assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. The fair value of swap agreements is estimated based on the present value of future cash flows under the agreements, discounted at the applicable zero coupon U.S. Treasury rate and swap spread.

    If swap agreements meet the criteria for hedge accounting, net interest receipts or payments are accrued and recognized over the life of the swap agreements as an adjustment to interest income or expense of the hedged item. Any unrealized gains or losses are not recognized until the hedged item is sold or matures. Gains or losses on early termination of interest rate swaps are deferred and amortized over the remaining period originally covered by the swaps. If the criteria for hedge accounting are not met, the swap agreements are accounted for at fair value with changes in fair value reported in current period earnings.

    Futures and Options
    The Company uses exchange-traded Treasury futures and options to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of those futures and options is based on market quotes.

    In exchange-traded futures transactions, the Company purchases or sells contracts, the value of which are determined by the value of designated classes of Treasury securities, and posts variation margins on a daily basis in an amount equal to the difference in the daily market values of those contracts. Futures are typically used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

    If futures meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in current period earnings. The gains and losses associated with anticipatory transactions are not material.



                                      B42

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

    When the Company anticipates a significant decline in the stock market which will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the Company's equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge is intended to permit such investment transactions to be executed with less adverse market impact.

    Currency Derivatives
    The Company uses currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire and to alter the currency exposures arising from mismatches between such foreign currencies and the U.S. dollar.

    Under currency forwards, the Company agrees with other parties upon delivery of a specified amount of a specified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

    If currency derivatives are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in "Accumulated other comprehensive income." If currency derivatives do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in "Realized investment gains, net."

    Forwards
    The Company uses forwards to manage market risks relating to interest rates and commodities. Additionally, in connection with the Company's investment banking activities, the Company trades in mortgage backed securities forward contracts. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

    If the forwards are effective as hedges, gains or losses are recorded in "Accumulated other comprehensive income." If forwards do not meet hedge accounting criteria, gains or losses from those forwards are recognized in current period earnings.

    The tables below summarize the Company's outstanding positions by derivative instrument types as of December 31, 1999 and 1998. The amounts presented are classified as either trading or other than trading, based on management's intent at the time of contract inception and throughout the life of the contract. The table includes the estimated fair values of outstanding derivative positions only and does not include the changes in fair values of associated financial and non-financial assets and liabilities, which generally offset derivative notional amounts. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.


                                      B43

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)


                        DERIVATIVE FINANCIAL INSTRUMENTS
                                December 31, 1999
                                  (In Millions)


                                                           Trading                                   Other than Trading
                                           ------------------------------------------     ------------------------------------------
                                                                                                      Hedge Accounting
                                                                                          ------------------------------------------
                                                                       Estimated                                      Estimated
                                                Notional              Fair Value               Notional               Fair Value
                                           ------------------     -------------------     ------------------      ------------------

Swap Instruments

        Interest rate
              Asset                                  $ 7,116                   $ 151                $     -                     $ -
              Liability                                6,490                     137                      -                       -

        Currency
              Asset                                       24                      45                    343                      30
              Liability                                   77                      51                    369                      33

        Equity and commodity
              Asset                                        8                       9                      -                       -
              Liability                                    8                       5                      -                       -

Forward contracts

        Interest rate
              Asset                                   14,837                     105                      -                       -
              Liability                               12,459                      84                      -                       -

        Currency
              Asset                                   11,181                     275                     54                       2
              Liability                               10,377                     247                    841                      16

        Equity and commodity
              Asset                                    1,664                      68                      -                       -
              Liability                                1,592                      60                      -                       -

Futures contracts

        Interest rate
              Asset                                    2,374                       2                      -                       -
              Liability                                3,017                       3                      -                       -

        Equity and commodity
              Asset                                    2,283                      44                      -                       -
              Liability                                  837                      57                      -                       -

Option contracts

        Interest rate
              Asset                                    3,725                      22                      -                       -
              Liability                                2,185                      11                      -                       -

        Currency
              Asset                                      613                       5                      -                       -
              Liability                                4,439                       5                      -                       -

        Equity and commodity
              Asset                                      340                       6                      -                       -
              Liability                                  366                       3                      -                       -
                                           ------------------     -------------------     ------------------      ------------------

Total Derivatives:

              Assets                                $ 44,165                   $ 732                $   397                    $ 32
                                           ==================     ===================     ==================      ==================
              Liabilities                           $ 41,847                   $ 663                $ 1,210                    $ 49
                                           ==================     ===================     ==================      ==================


                                                        Other than Trading                                    Total
                                           ------------------------------------------     ------------------------------------------
                                                       Non-Hedge Accounting
                                           ------------------------------------------
                                                                       Estimated                                      Estimated
                                                Notional               Fair Value              Notional              Fair Value
                                           -------------------     ------------------     ------------------     -------------------

Swap Instruments

        Interest rate
              Asset                                   $ 2,185                  $ 146                $ 9,301                   $ 297
              Liability                                 1,261                     32                  7,751                     169

        Currency
              Asset                                         -                      -                    367                      75
              Liability                                     -                      -                    446                      84

        Equity and commodity
              Asset                                        47                     13                     55                      22
              Liability                                     -                      -                      8                       5

Forward contracts

        Interest rate
              Asset                                         -                      -                 14,837                     105
              Liability                                     -                      -                 12,459                      84

        Currency
              Asset                                     1,182                     16                 12,417                     293
              Liability                                 1,347                     21                 12,565                     284

        Equity and commodity
              Asset                                         -                      -                  1,664                      68
              Liability                                     -                      -                  1,592                      60

Futures contracts

        Interest rate
              Asset                                       800                     14                  3,174                      16
              Liability                                 3,696                     44                  6,713                      47

        Equity and commodity
              Asset                                        71                      4                  2,354                      48
              Liability                                    12                     11                    849                      68

Option contracts

        Interest rate
              Asset                                         -                      -                  3,725                      22
              Liability                                    13                      -                  2,198                      11

        Currency
              Asset                                        10                      -                    623                       5
              Liability                                    10                      -                  4,449                       5

        Equity and commodity
              Asset                                         -                      -                    340                       6
              Liability                                     -                      -                    366                       3
                                           -------------------     ------------------     ------------------     -------------------

Total Derivatives:

              Assets                                  $ 4,295                  $ 193               $ 48,857                   $ 957
                                           ===================     ==================     ==================     ===================
              Liabilities                             $ 6,339                  $ 108               $ 49,396                   $ 820
                                           ===================     ==================     ==================     ===================



                                      B44

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)


                        DERIVATIVE FINANCIAL INSTRUMENTS
                                December 31, 1998
                                  (In Millions)


                                                           Trading                                    Other than Trading
                                           ------------------------------------------     ------------------------------------------
                                                                                                       Hedge Accounting
                                                                                          ------------------------------------------
                                                                       Estimated                                      Estimated
                                                Notional              Fair Value               Notional               Fair Value
                                           ------------------     -------------------     ------------------      ------------------

Swap Instruments

        Interest rate
              Asset                                 $  4,145                $    204               $      -                $      -
              Liability                                4,571                     192                      -                       -

        Currency
              Asset                                      372                      91                    229                      16
              Liability                                  263                      84                    464                      46

        Equity and commodity
              Asset                                       47                      14                      -                       -
              Liability                                    -                       -                      -                       -

Forward contracts

        Interest rate
              Asset                                   31,568                      72                      -                       -
              Liability                               24,204                      56                      -                       -

        Currency
              Asset                                   12,879                     198                     60                       1
              Liability                               13,594                     221                    573                      11

        Equity and commodity
              Asset                                    1,204                      12                      -                       -
              Liability                                1,355                       3                      -                       -

Futures contracts

        Interest rate
              Asset                                    2,429                      10                      -                       -
              Liability                                3,147                       3                      -                       -

        Equity and commodity
              Asset                                      843                      51                      -                       -
              Liability                                1,224                      44                      -                       -

Option contracts

        Interest rate
              Asset                                    2,500                      10                      -                       -
              Liability                                1,451                       8                      -                       -

        Currency
              Asset                                    4,882                     101                      -                       -
              Liability                                4,151                     112                      -                       -

        Equity and commodity
              Asset                                      928                       2                      -                       -
              Liability                                  901                       4                      -                       -
                                           ------------------     -------------------     ------------------      ------------------

Total Derivatives:

              Assets                                $ 61,797                $    765               $    289                $     17
                                           ==================     ===================     ==================      ==================
              Liabilities                           $ 54,861                $    727               $  1,037                $     57
                                           ==================     ===================     ==================      ==================


                                                        Other than Trading                                  Total
                                           ------------------------------------------     ------------------------------------------
                                                      Non-Hedge Accounting
                                           ------------------------------------------
                                                                       Estimated                                      Estimated
                                                Notional               Fair Value              Notional              Fair Value
                                           -------------------     ------------------     ------------------     -------------------

Swap Instruments

        Interest rate
              Asset                                 $   1,949               $     73               $  6,094                $    277
              Liability                                 2,501                    301                  7,072                     493

        Currency
              Asset                                         -                      -                    601                     107
              Liability                                     -                      -                    727                     130

        Equity and commodity
              Asset                                        22                      7                     69                      21
              Liability                                     -                      -                      -                       -

Forward contracts

        Interest rate
              Asset                                         -                      -                 31,568                      72
              Liability                                     -                      -                 24,204                      56

        Currency
              Asset                                       942                     13                 13,881                     212
              Liability                                 1,466                     26                 15,633                     258

        Equity and commodity
              Asset                                         2                      -                  1,206                      12
              Liability                                     -                      -                  1,355                       3

Futures contracts

        Interest rate
              Asset                                     1,762                     22                  4,191                      32
              Liability                                   478                      4                  3,625                       7

        Equity and commodity
              Asset                                        24                      1                    867                      52
              Liability                                    53                      1                  1,277                      45

Option contracts

        Interest rate
              Asset                                       130                      2                  2,630                      12
              Liability                                    98                      -                  1,549                       8

        Currency
              Asset                                         -                      -                  4,882                     101
              Liability                                     -                      -                  4,151                     112

        Equity and commodity
              Asset                                         -                      -                    928                       2
              Liability                                     -                      -                    901                       4
                                           -------------------     ------------------     ------------------     -------------------

Total Derivatives:

              Assets                                 $  4,831               $    118               $ 66,917                $    900
                                           ===================     ==================     ==================     ===================
              Liabilities                            $  4,596               $    332               $ 60,494                $  1,116
                                           ===================     ==================     ==================     ===================




                                      B45

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

    The following table discloses net trading revenues by derivative instrument types as of December 31:

                                    1999         1998         1997
                                   --------     --------     --------
                                             (In Millions)

     Forwards                         $ 53         $ 67         $ 59
     Futures                            80           (5)          37
     Swaps                              16          (13)         (13)
     Options                           (14)           -            -
                                   --------     --------     --------
     Net trading revenues            $ 135         $ 49         $ 83
                                   ========     ========     ========


    Average fair values for trading derivatives in an asset position during the years ended December 31, 1999 and 1998 were $789 million and $922 million, respectively, and for derivatives in a liability position were $766 million and $905 million, respectively. The average fair values do not reflect the netting of amounts pursuant to the right of offset or qualifying master netting agreements. Of those derivatives held for trading purposes at December 31, 1999, 61% of the notional amount consisted of interest rate derivatives, 33% consisted of foreign currency derivatives and 6% consisted of equity and commodity derivatives. Of those derivatives held for purposes other than trading at December 31, 1999, 65% of notional consisted of interest rate derivatives, 34% consisted of foreign currency derivatives, and 1% consisted of equity and commodity derivatives.

    Credit Risk
    The credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. At December 31, 1999 and 1998, approximately 81% and 95%, respectively, of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties.

    Off-Balance Sheet Credit-Related Instruments
    During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments, financial guarantees, loans sold with recourse and letters of credit. Commitments include commitments to purchase and sell mortgage loans, the underfunded portion of commitments to fund investments in private placement securities and unused credit card and home equity lines.

    In connection with the Company's consumer banking business, loan commitment for credit cards and home equity lines of credit and other lines of credit include agreements to lend up to specified limits to customers. It is anticipated that commitment amounts will only be partially drawn down based on overall customer usage patterns, and, therefore, do not necessarily represent future cash requirements. The Company evaluates each credit decision on such commitments at least annually and has the ability to cancel or suspend such lines at its option. The total available lines of credit card, home equity and other commitments were $2.7 billion, of which $2.0 billion remains available at December 31, 1999.

    Also, in connection with the Company's investment banking activities, the Company enters into agreements with mortgage originators and others to provide financing on both a secured and an unsecured basis. Aggregate financing commitments on a secured basis, for periods of less than one year, approximate $4.9 billion, of which $2.73 billion remains available at December 31, 1999. Unsecured commitments approximate $528 million, of which $334 million remains available at December 3l, 1999.


                                      B46

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

    Other commitments primarily include commitments to purchase and sell mortgage loans and the unfunded portion of commitments to fund investments in private placement securities. These mortgage loans and private commitments were $2.9 billion, of which $1.9 billion remain available at December 31, 1999. Additionally, mortgage loans sold with recourse were $0.1 billion at December 31, 1999.

    The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate and performing other monitoring procedures. At December 31, 1999 these were immaterial.

15. CONTINGENCIES AND LITIGATION

    Stop-Loss Reinsurance and Stop-Loss Indemnification Agreements
    On February 24, 2000, the Company entered into an agreement to sell 100% of the capital stock of its subsidiary, Gibraltar Casualty Company ("Gibraltar") to Everest Reinsurance Holdings, Inc. (now known as Everest Re Group, Ltd.) ("Everest"). The transaction is expected to be completed in the second quarter of 2000, subject to approval by state regulators and other customary closing conditions. Proceeds from the sale will consist of approximately $52 million in cash, which approximated the book value of Gibraltar at December 31, 1999. In connection with the sale, the Company will provide a stop-loss indemnification agreement covering 80% of the first $200 million of any adverse loss development in excess of Gibraltar's carried reserves as of the closing date of the transaction, resulting in a maximum potential exposure to the Company of $160 million. In connection with the Company's 1995 sale of what is now Everest, Gibraltar had entered into a stop-loss reinsurance agreement with Everest whereby Gibraltar reinsured up to $375 million of the first $400 million of aggregate adverse loss development, on an incurred basis, with respect to reserves recorded by Everest as of June 30, 1995. Upon the expected completion of the aforementioned sale of Gibraltar, the Company will no longer be subject to exposure under the 1995 stop-loss agreement. Management believes that based on currently available information and established reserves, the ultimate settlement of claims under either the 1995 stop-loss agreement or the stop-loss indemnification agreement should not have a material adverse effect on the Company's financial position.

    Environmental and Asbestos-Related Claims
    Certain of the Company's subsidiaries are subject to claims under expired contracts that assert alleged injuries and/or damages relating to or resulting from toxic torts, toxic waste and other hazardous substances. The liabilities for these claims cannot be reasonably estimated using traditional reserving techniques. The predominant source of such exposure for the Company is Gibraltar, which, as discussed above, is expected to be sold in the second quarter of 2000. The liabilities recorded for environmental and asbestos-related claims, net of reinsurance recoverables, of $342 million ($321 million for Gibraltar) and $239 million ($217 million for Gibraltar) at December 31, 1999 and 1998, respectively, reflect the Company's best estimate of ultimate claims and claim adjustment expenses based upon known facts and current law. However, as a result of judicial decisions and legislative actions, the coverage afforded under these contracts may be expanded beyond their original terms. Given the expansion of coverage and liability by the courts and legislatures in the past, and the potential for other unfavorable trends in the future, the ultimate cost of these claims could increase from the levels currently established. Because of these uncertainties, these additional amounts, or a range of these additional amounts, cannot be reasonably estimated, and could result in a liability exceeding recorded liabilities by an amount that could be material to the Company's results of operations in a future quarterly or annual period. The Company's residual exposure pertaining to Gibraltar upon completion of the expected sale, pursuant to a



                                      B47

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

15. CONTINGENCIES AND LITIGATION (continued)


    stop-loss indemnification agreement, is discussed above. Management believes that these claims should not have a material adverse effect on the Company's financial position.

    Managed Care Reimbursement
    The Company has reviewed its obligations retained in the sale of the healthcare operations under certain managed care arrangements for possible failure to comply with contractual and regulatory requirements. It is the opinion of management that adequate reserves have been established to provide for appropriate reimbursements to customers.

    Litigation
    The Company is subject to legal and regulatory actions in the ordinary course of its businesses, including class actions. Pending legal and regulatory actions include proceedings specific to the Company's practices and proceedings generally applicable to business practices in the industries in which the Company operates. In certain of these matters, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

    In particular, the Company has been subject to substantial regulatory actions and civil litigation involving individual life insurance sales practices. In 1996, the Company entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the Company agreed to various changes to its sales and business practices controls and a series of fines, and is in the process of distributing final remediation relief to eligible class members. In many instances, claimants have the right to "appeal" the Company's decision to an independent reviewer. The bulk of such appeals were resolved in 1999, and the balance is expected to be addressed in 2000. As of January 31, 2000, the Company remained a party to two putative class actions and approximately 158 individual actions relating to permanent life insurance policies the Company issued in the United States between 1982 and 1995. Additional suits may be filed by individuals who opted out of the settlements. While the approval of the class action settlement is now final, the Company remains subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements. In November 1999, upon the joint application of the Company and class counsel, the Court ordered an investigation into certain allegations of improprieties in the administration and implementation of the remediation program at the Company's Plymouth, Minnesota facility. Class counsel is expected to submit a summary of its findings pursuant to the investigation to the Court in mid-April 2000.

    In 1999, 1998, 1997 and 1996, the Company recorded provisions in its Consolidated Statements of Operations of $100 million, $1,150 million, $2,030 million and $1,125 million, respectively, to provide for estimated remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against the Company separately, and other fees and expenses associated with the resolution of sales practices issues.


                                      B48

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

15. CONTINGENCIES AND LITIGATION (continued)


    The following table summarizes the Company's charges for the estimated total costs of sales practices remedies and additional sales practices costs and the related liability balances as of the dates indicated:


                                                          Year Ended December 31,
                                                ---------------------------------------------
                                                  1999        1998        1997        1996
                                                ---------------------------------------------
                                                                 (In Millions)
Liability balance at beginning of period         $ 3,058     $ 2,553       $ 963         $ -
Charges to expense:
      Remedy costs                                   (99)        510       1,640         410
      Additional sales practices costs               199         640         390         715
                                                ---------   ---------   ---------   ---------
      Total charges to expense                       100       1,150       2,030       1,125

Amounts paid or credited:
      Remedy costs                                 1,708         147           -           -
      Additional sales practices costs               559         498         440         162
                                                ---------   ---------   ---------   ---------
      Total amounts paid or credited               2,267         645         440         162

Liability balance at end of period                 $ 891     $ 3,058     $ 2,553       $ 963
                                                =========   =========   =========   =========


    In 1996, the Company recorded in its Consolidated Statements of Operations the cost of $410 million before taxes as a guaranteed minimum remediation expense pursuant to the settlement agreement. Management had no better information available at that time upon which to make a reasonable estimate of the losses associated with the settlement. Charges were also recorded in 1996 for estimated additional sales practices costs totaling $715 million before taxes.

    In 1997, management increased the estimated liability for the costs of remedying policyholder claims by $1,640 million before taxes. This increase was based on additional information derived from claim sampling techniques, the terms of the settlement and the number of claim forms received. The Company also recorded additional charges of $390 million to recognize the increase in estimated total additional sales practices costs.

    In 1998, the Company recorded an additional charge of $510 million before taxes to recognize the increase of the estimated total cost of remedying policyholder claims to a total of $2,560 million before taxes. This increase was based on (i) estimates derived from an analysis of claims actually remedied (including interest); (ii) a sample of claims still to be remedied;
    (iii) an estimate of additional liabilities associated with a claimant's right to "appeal" the Company's decision; and (iv) an estimate of an additional liability associated with the results of an investigation by a court-appointed independent expert regarding the impact of the Company's failure to properly implement procedures to preserve all documents relevant to the class action and remediation program. The Company also recorded additional charges of $640 million before taxes to recognize the increase in estimated total additional sales practices costs.

    In 1999, as a result of a decrease in the estimated cost of remedying policyholder claims, the Company recorded a credit of $99 million before taxes to reduce its liability relative to remedy costs. The revised estimate was based on additional information derived from claims actually remedied and an evaluation of remaining obligations taking into consideration experience in 1999. The Company also recorded a charge of $199 million before taxes to recognize an increase in estimated total additional sales practices costs based on additional information obtained in 1999.



                                      B49

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

15. CONTINGENCIES AND LITIGATION (continued)


    The Company's litigation is subject to many uncertainties, and given their complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company, in a particular quarterly or annual period, could be materially affected by an ultimate unfavorable outcome of pending litigation and regulatory matters depending, in part, upon the results of operation or cash flow for such period. Management believes, however, that the ultimate resolution of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on the Company's financial position.

                                     ******






                                       B50

                        Report of Independent Accountants
                        ---------------------------------


To the Board of Directors and Policyholders of The Prudential Insurance Company of America


In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP


New York, New York
March 21, 2000



                                      B51